                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Sunport Medical Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

( )  No fee required.

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

     (5)  Total fee paid:


          ---------------------------------------------------------------------

(X)  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                           SUNPORT MEDICAL CORPORATION

                        ANNUAL GENERAL MEETING OF MEMBERS

                                JANUARY 27, 1998

                      NOTICE OF MEETING AND PROXY STATEMENT


        Notice of the Annual General Meeting of the Members, and any adjournment thereof (the "Meeting") of Sunport Medical Corporation (the "Company"), to be held on January 27, 1998, at 10:00 a.m., at the offices of Anfield Sujir Kennedy & Durno, Suite 1600, 609 Granville Street, Vancouver, British Columbia, Canada, is hereby given. The Meeting is being held for the purposes set forth below. This Proxy Statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by the management of the Company for use at the Meeting. This Notice, Proxy Statement and the accompanying form of Instrument of Proxy (the "Proxy") were first mailed to the registered holders of record of the Company's common stock (the "Members") on or about December 29, 1997.

        At the Meeting, Members will consider and vote upon the following proposals (collectively the "Proposals"):

        1. To elect to the Board of Directors three (3) directors, to serve until the next Annual General Meeting of Members of the Company or until their successors are elected and qualify, subject to their prior resignation, death or removal.

        2. To ratify, confirm and approve the Company's auditor, Deloitte & Touche LLP (the "Auditors"), and to authorize the directors to fix the remuneration to be paid to the Auditors.

        3. To authorize an amendment of the Company's Memorandum (the corporate charter document analogous to articles of incorporation) to effect a consolidation of the number of shares of the Company's common stock (the "Common Stock") on a 1 for 30 basis (the "Consolidation" or the "Reverse Stock Split").

        4. Contingent upon the approval of Proposal 3 and the consummation of the Consolidation, to amend the Company's Memorandum to increase the authorized capital of the Company to 100 Million shares of Common Stock, no par value.

        5. To approve a change in the jurisdiction of incorporation of the Company from British Columbia, Canada to Wyoming, United States of America, by means of a continuance of the Company's corporate existence into Wyoming in accordance with Wyoming laws and a merger of the Company into a wholly-owned subsidiary of the Company in Nevada (the "Domestication").

        6. Provided that Proposals 3, 4 and 5 are approved by the Members of the Company, to approve the terms of a Stock Purchase Agreement, dated December 19, 1997 (the "Agreement"), among the Company, Clearview Capital Corporation, a California corporation ("Clearview"), and Clearview's sole stockholder, Clearview Holding Corporation, S.A., a Luxembourg corporation ("Holding"), pursuant to which the Company will acquire from Holding all of the issued and outstanding capital stock of Clearview in exchange for a number of newly-issued shares of Company Common Stock equal to 75 per cent of the then issued and outstanding Common Stock of the Company.

        7. To transact such other business as may properly come before the Meeting and any adjournment thereof.

        The Board of Directors of the Company recommends a vote FOR the election of the management's nominees for Director, FOR the proposed appointment of Auditors, FOR the Reverse Stock Split, FOR the increase in the authorized capital, FOR the Domestication, and FOR the approval of the Agreement. Unless contrary instructions are indicated on the Proxy, all shares of Common Stock represented by valid proxies will be voted at the Meeting in

             The date of this Proxy Statement is December 29, 1997 accordance with these recommendations. With respect to any other business which may properly come before the Meeting and be submitted to a vote of Members, proxies received by the Board of Directors will be voted in the discretion of the designated proxyholders. APPROVALS OF PROPOSALS 3 AND 5 ARE CONDITIONS PRECEDENT TO THE CONSUMMATION OF THE AGREEMENT AND IF PROPOSALS 3 AND 5 ARE NOT APPROVED AT THE MEETING, THE AGREEMENT CANNOT BE CONSUMMATED. HOWEVER, PROPOSALS 3, 4 AND 5 ARE INDEPENDENT OF THE APPROVAL OF PROPOSAL 6 AND, IF APPROVED, PROPOSALS 3, 4 AND 5 WILL BE EFFECTED EVEN IF PROPOSAL 6 IS NOT APPROVED.

        The text of the specific resolutions to be adopted for approval of the Proposals are set forth verbatim in the Proxy accompanying this Proxy Statement.


                              AVAILABLE INFORMATION

        The Company is currently subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and information statements and other information may be inspected and copied at the Public Reference Room of the Commission at 450 Fifth Street, N.W. Washington D.C. 20549; at its New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Company furnishes it stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

        As part of this Proxy Statement, the Company incorporates by reference the Company's Annual Report on Form 10-K in respect of its fiscal year ended September 30, 1996, its Annual Report for its fiscal year ended September 30, 1997 on Form 10-KSB, and its Quarterly Reports on Form 10-QSB for the quarters ended December 31, 1996, March 31, 1997 and June 30, 1997, as well as the following documents filed herewith as appendices to this Proxy Statement:

     Appendix A     Wyoming Articles of Continuance
     Appendix B     Merger Agreement
     Appendix C     Proposed Articles of Incorporation for Argent Capital
                    Corporation.
     Appendix D     Proposed Bylaws for Argent Capital Corporation
     Appendix E     Stock Purchase Agreement, dated December 19, 1997
     Appendix F     Audited Financial Statements of Clearview for the year ended
                    February 29, 1996 and the ten months ended December 31, 1996
     Appendix G     Unaudited Financial Statements of Clearview for the seven
                    months ended September 30, 1996 and the nine months ended
                    September 30, 1997

        Upon written request, the Company will provide, without charge: (i) a copy of its Annual Report on Form 10-K for the year ended September 30, 1996,
(ii) its Quarterly Report on Form 10-QSB for the quarters ended December 31, 1996, March 31, 1997 and June 30, 1997, and (iii) a copy of any document incorporated by reference in any Report referred to in (i) or (ii), above, to any record Member or any Member who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on the Record Date. The Company is delivering a copy of its Form 10-KSB for the year ended September 30, 1997 to each Member, together with this Proxy Statement.

        Requests should be addressed to the Company's Chief Financial Officer, Ms. Tracey L. Bunce at Sunport Medical Corporation, 2414 Babcock, Suite 105, San Antonio, Texas 78229.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

VOTING SECURITIES AND RECORD DATE

        The only class of voting securities of the Company is its no par value Common Stock. The authorized capital of the Company consists of 93,000,000 shares of Common Stock, no par value of which there were 18,958,311 shares issued and outstanding at the close of business on December 22, 1997 (the "Record Date"), the record date for Members entitled to notice of and to vote at the Meeting. Each share of Common Stock of the Company issued and outstanding as of the Record Date is entitled to one vote, except for 500,000 shares which are issued in the name of and held by the Company but which cannot be voted by the Company under British Columbia law. As more particularly described below, as of the Record Date there were approximately 295 holders of Common Stock of record according to a list of Registered Members provided by the stock transfer agent of the Company. See also "THE COMPANY -- Security Ownership of Certain Beneficial Owners and Management", below. The list of all Members registered with the Company as of the Record Date will be available at the Meeting and at the office of the Company, 2414 Babcock Road, Suite 105, San Antonio, Texas 78229, during the ten (10) days preceding the Meeting.

APPOINTMENT AND REVOCABILITY OF PROXIES

        THE PERSONS NAMED AS PROXYHOLDERS IN THE ACCOMPANYING PROXY ARE DIRECTORS OR OFFICERS OF THE COMPANY. A MEMBER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSON NAMED IN THE ENCLOSED PROXY TO ATTEND AND ACT FOR THE MEMBER ON THE MEMBER'S BEHALF AT THE MEETING. TO EXERCISE THIS RIGHT, A MEMBER SHALL STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE PROXY AND INSERT THE NAME OF THE MEMBER'S NOMINEE IN THE BLANK SPACE PROVIDED, OR COMPLETE ANOTHER PROXY. THE COMPLETED PROXY SHOULD BE DEPOSITED WITH THE COMPANY'S REGISTRAR AND TRANSFER AGENT, PACIFIC CORPORATE TRUST COMPANY, 830 - 625 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B8, OR DELIVERED TO THE COMPANY AT SUITE 1600, 609 GRANVILLE STREET, VANCOUVER, BRITISH COLUMBIA, V7Y 1C3, AT LEAST 48 HOURS BEFORE THE TIME OF THE MEETING OR ANY ADJOURNMENT THEREOF. IN ADDITION, A MEMBER MAY REVOKE A PROXY PREVIOUSLY GIVEN BY ATTENDING THE MEETING IN PERSON AND VOTING.

        The Proxy must be signed by the Member or by the Member's attorney authorized in writing, or, if the Member is a corporation or other legal entity, by a duly authorized officer or other legal representative thereof. A Member who has given a Proxy may revoke it at any time before it is exercised. In addition to revocation in any other manner permitted by law, a Proxy may be revoked by an instrument in writing executed by the Member or by the Member's attorney authorized in writing, or, if the Member is a corporation or other legal entity, by a duly authorized officer, attorney or other representative, and deposited with the Registrar and Transfer Agent or the Company at the addresses listed above, at any time up to and including the last business day preceding the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such Proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon any of such deposit the Proxy is revoked.

SOLICITATION

        Solicitation of Proxies will be made by mail and possibly supplemented by telephone or other personal contact to be made by representation of the Company, without special compensation. The Company may reimburse Members, nominees or agents (including brokers and other fiduciaries and custodians holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of Proxies. No solicitation will be made by employees or soliciting agents specifically engaged for that purpose. The cost of solicitation will be borne by the Company. This Proxy Statement and the accompanying Instrument of Proxy were first mailed to the Members on or about December 29, 1997.

MEMBER PROPOSALS

        Any Proposals by Members intended to be presented at the Meeting must be received by the Company no later than December 31, 1997. Any Member proposals intended to be presented at the Company's 1999 annual meeting must be received by the Company no later than October 15, 1998.

VOTES REQUIRED

        The votes required for the approval of each of the six Proposals are specified below individually in connection with each Proposal, and are subject to the quorum requirement and other qualifications set forth below.

VOTING OF PROXIES

        On any vote, the persons named in the enclosed Proxy will vote the shares with respect to which they are appointed in accordance with any instructions given by the Member granting the Proxy. IN THE ABSENCE OF ANY DIRECTION IN THE PROXY, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED IN FAVOR OF THE MATTERS SET OUT IN THE PROXY STATEMENT AND AT THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO OTHER MATTERS THAT COME BEFORE THE MEETING. EXECUTION OF THE ACCOMPANYING PROXY WILL NOT AFFECT A MEMBER'S RIGHT TO ATTEND THE MEETING AND VOTE IN PERSON. The Proxy, when properly signed, confers discretionary authority with respect to amendments or variations to the matters which may properly be brought before the Meeting. At the time of the printing of this document, the Company knows of no such amendment, variation or matter expected to come before the Meeting other than those set out herein. If any matters which are not now known to management of the Company should properly come before the Meeting, the proxy nominees named in the Proxy shall be entitled to vote on such matters in accordance with their best judgment.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

        Shares representing 5% of the voting power of the 18,458,311 shares of Common Stock outstanding and eligible to vote on the Record Date must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the Members present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time. AT ANY RECONVENED MEETING FOLLOWING SUCH ADJOURNMENT, EVEN THOUGH A QUORUM MAY NOT BE PRESENT, ANY BUSINESS MAY BE TRANSACTED WHICH MIGHT HAVE BEEN TRANSACTED AT THE MEETING AS ORIGINALLY NOTIFIED. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also counted for purposes of establishing the number of shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

        The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of votes cast with respect to a proposal. Accordingly, abstentions will have the same effect as a vote against the proposal.

        Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DISSENTERS' RIGHTS

        As set forth under the discussion of Proposal 5, certain rights are available to dissenting shareholders in connection with that Proposal. Management believes that there are no other dissenters' rights with respect to the Proposals set forth herein. Members should nonetheless consult their own advisers with regard to any dissenters' rights they may have.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        No director or officer, past or present, or any associate or affiliate of any such persons, or any person on behalf of whom this solicitation is made, has any interest, direct or indirect, in any matter to be acted upon at the Meeting, except as disclosed or as may appear elsewhere in this Proxy Statement, or in any document incorporated by reference herein.

TRADING

        The Company's stock was listed on NASDAQ on April 27, 1993. The high and low trading prices of the Company's Common Stock since that time have been $1.34 and $.06, respectively. The Company's Common Stock was also formerly traded on the Vancouver Stock Exchange, but on November 30, 1995, the Company voluntarily delisted its stock from that exchange.

INTERESTS OF DIRECTORS AND SENIOR OFFICERS

        Upon completion of the transaction described in Proposal 6, Dennis R. Gutzman, M.D. would be subject to termination of his employment as an officer of the Company and of Sunport Medical Corporation (USA), in which case he would receive one year's salary and title to a Company owned vehicle, as provided in his severance agreement with Sunport Medical Corporation (USA). As described below in the discussion of Proposal 6, the Agreement provides, among other things, that Messrs. Barr and McConnachie would resign as directors of the Company upon the closing of the transaction and that they would be replaced by Mr. Pieter Oosthuizen and Mr. Christopher A. Millar, individuals affiliated with Holding and Clearview. Dr. Gutzman will remain a director after the closing of the transaction described in Proposal 6.

                                   THE COMPANY

        Since the disposition of the remaining portions of Company's operating businesses in late 1996, the Company's business has been limited to collection of its remaining assets, comprised primarily of accounts receivable and notes receivable, arising out of the Company's sale of assets and its prior operations. The Company has also continued to search for potential acquisition candidates. The discussion of the Company's activities in this regard contained in its Annual Report to Shareholders for the fiscal year 1996, its Form 10-K for the fiscal year ended September 30, 1996, its Form 10-KSB for the fiscal year ended September 30, 1997, and its Forms 10-QSB for the quarterly periods ended December 31, 1996, March 31, 1997 and June 30, 1997, are incorporated by reference herein.

                      DIRECTORS AND OFFICERS OF THE COMPANY

        The following table sets forth certain information regarding the directors and officers of the Company:


              Name                Age                 Title
              ----                ---                 -----
Dennis R. Gutzman, M.D.           48                  Chairman of the Board,
                                                      President and Director

Lawrence Barr                     59                  Secretary and Director

William H. McConnachie            51                  Director

Tracey L. Bunce                   35                  Chief Financial Officer


DENNIS R. GUTZMAN, M.D. was appointed President and Chairman of the Board of the Company in October 1993. Dr. Gutzman is a self-employed practicing orthopedic surgeon in San Antonio, Texas and is President of DRG Orthopedics.

LAWRENCE D. BARR was appointed as a Director of the Company in 1991. Mr. Barr has been the President of Island-Arc Resources Corp. since 1987 and acts as a self-employed business consultant to various companies. Mr. Barr is a director of Island-Arc Resources Corp., Copperstone Resources Corporation, Warner Ventures, Ltd., Imco Resources Ltd., Consolidated Western and Pacific Resources Corp., Auckland Explorations Ltd., Abacus Minerals Corp., Visionary Industries Ltd., and Lorica Resources, Ltd.

WILLIAM H. MCCONNACHIE was appointed as a Director of the Company in 1991. Mr. McConnachie has been a pharmacist for the last twenty years with Shoppers Drug Mart in Vancouver, British Columbia. Mr. McConnachie is also a director for Auckland Exploration, Ltd. and for Warner Ventures, Ltd.

TRACEY L. BUNCE commenced working for the Company as an Analyst in 1992 and subsequently held the positions of Acquisitions Analyst (1993), Vice President for Laboratories and Special Projects (1993-1994) and in February, 1994 was appointed Chief Financial Officer of the Company. A full-time employee of the Company until October 31, 1997, Ms. Bunce continues to hold the office of Chief Financial Officer but, since that date, has been compensated as an independent contractor.

MEETING AND COMMITTEES OF THE BOARD OF DIRECTORS

        During the fiscal year ended September 30, 1997, the Board of Directors met in person or by telephone conference five times. Each incumbent director attended each meeting of the Board of Directors. The Board of Directors of the Company does not have any standing nominating, audit or compensation committees, or any other committees performing similar functions.


                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

        The compensation of executive officers and directors of the Company for the year ended September 30, 1997, together with the year in which they were appointed to their current positions, are set forth below. Unless stated otherwise, all dollar amounts set forth in this Proxy Statement are set forth in U.S. dollars.



                                                Annual Compensation               Options
                                      -----------------------------------         Granted            Other
 Name and Principal Position          Year of Appt.     Salary      Bonus         or Held         Compensation
-----------------------------         -------------     ------      -----         -------         ------------
Dennis R. Gutzman, M.D., President        1993            0           0           750,000           (1)(2)

Lawrence D. Barr, Secretary               1991            0           0              --               (2)

Tracey L. Bunce                           1994            0           0           250,000             (1)
Chief Financial Officer

William H. McConnachie                    1991            0           0              0                (2)


(1)     Vehicles are provided for these officers.

(2) Directors' fees are paid as follows: to Dennis R. Gutzman, M.D. - $2,000/month; to Lawrence D. Barr - $1,000/month; and to William H. McConnachie - $500/month.

        The executive officers of Sunport Medical Corporation (USA), a wholly-owned subsidiary of Company, were compensated as follows for the fiscal years ended September 30, 1995, 1996 and 1997:


                                            Annual Compensation
                                      -------------------------------
                                                   Annual                     Options           Other
Name and Principal Position           Year         Salary       Bonus         Granted       Compensation
---------------------------           ----         ------       -----         -------       ------------
Dennis R. Gutzman, President          1995           0
                                      1996         75,000
                                      1997         66,000         0            None           (1)(2)(3)

Tracey L. Bunce,                      1995         75,000
Chief Financial Officer               1996         75,000
                                      1997         84,500         0            None           (1)(2)(3)

(1)     Includes premiums for health insurance arrangements.

(2) This does not include the dollar value of Company vehicles provided to each of the above listed officers referenced by this footnote 2. Both Dr. Gutzman and Ms. Bunce have had severance agreements with Sunport Medical Corporation (USA) under which, if the employment of either were terminated other than for cause, the affected employee would receive one year's salary from the date of termination and title to a Company vehicle. The employment of Ms. Bunce with the Company was terminated effective as of October 31, 1997, at which time she was paid one year's salary in accordance with her previously negotiated severance agreement, as well as certain other severance benefits. However, she remains the Chief Financial Officer of the Company and is paid a consulting fee of $5,000 per month in that capacity.

(3) The compensation referred to herein, while received from Sunport Medical Corporation (USA), was received in respect of duties performed on behalf of both that entity and the Company.

Other than as indicated herein, there are no long-term incentive plans.

                    OPTIONS OUTSTANDING IN FAVOR OF OFFICERS
                        AND DIRECTORS AND OTHER EMPLOYEES
                    AS OF FISCAL YEAR END SEPTEMBER 30, 1997


                                                                              Market
                                                                               Value
                                                                                of
                                            % of Total                      Securities
                                 Shares      Options                        Underlying
                                Covered     Granted to                      Options on
                                   By       Employees        Exercise           the
                                Options         in            or Base         Date of
                                Granted     Financial          Price           Grant       Grant       Expiration
            Name                  (#)          Year        ($/Security)     ($Security)     Date          Date
            ----                -------     ---------      ------------     -----------    -----       ----------
Dennis R. Gutzman, M.D.         750,000        N/A             .15*           112,500      4/17/96        4/18/01
Tracey L. Bunce                 250,000        N/A             .15*            37,500      4/17/96        4/18/01
Joel Rutstein (1)(2)            250,000        N/A             .16             40,000      9/08/96        9/09/01
W. Thomas Geralds (1)           400,000        N/A             .15*            60,000      4/17/96        4/18/01


No options were either exercised or granted during the fiscal year ended September 30, 1997, except as indicated below.

(1) Mr. Geralds no longer is, and Mr. Rutstein has never been, an officer of the Company or any of its subsidiaries.

(2) During fiscal year 1997, Mr. Rutstein exercised options to purchase 5,000 shares of the Company's common stock from the Company.

* The exercise price of these options was renegotiated to $.15 per share as of April 18, 1996.


INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

        Except as disclosed in the Company's financial statements or in any notes thereto, none of the directors or senior officers of the Company or any subsidiary thereof, or any associate or affiliates of any of them, is or has been indebted to the Company at any time since the beginning of the last completed fiscal year of the Company.


                 MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATION

        The Management Discussion and Analysis of Financial Condition and Results of Operations set forth in the Company's 1997 Form 10-KSB, accompanying this Proxy Statement, is incorporated herein by reference and Members are urged to review such discussion set forth therein.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of September 30, 1997 certain information regarding the ownership of Common Stock by (i) each person known by the Company to be a record or beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) each director and officer, and (iii) all directors and executive officers as a group:

                                                                                              Percentage of
                                              Relationship to                                     Shares
     Name of Beneficial Owner                   The Company                 Shares Held        Outstanding
---------------------------------    ----------------------------------     -----------       -------------
Dennis R. Gutzman, M.D.              Chairman of the Board of Directors      2,299,000           12.13%(1)
2414 Babcock, Suite 105              and President of the Company;
San Antonio, TX  78229               Director and President of Sunport
                                     Medical Corporation (USA)

Lawrence Barr                        Secretary and Director of the               0                0.00%
700 W. Pender St., Ste. 600          Company
Vancouver, BC  V6C 1G8

William H. McConnachie               Director of the Company                     0                0.00%
700 W. Pender St., Ste. 600
Vancouver, BC  V6C 1G8

CDS & Co. (NCI)                      None                                    1,837,767            9.69%(2)
P.O. Box 1038, Stn. A
35 The Esplanade
Toronto, M5W 1G5

CEDE & Co.                           None                                   14,788,442           78.01%(2)
Box 20
Bowling Green Station
New York, NY  10004

Sunport Medical Corporation                                                   500,000             2.6%(3)
2414 Babcock St., Ste. 105
San Antonio, TX  78229

Tracey L. Bunce                      Chief Financial Officer of the          252,000*             1.33%(1)
2414 Babcock, Ste. 105               Company and of Sunport Medical
San Antonio, TX  78229               Corporation (USA)
                                                                             ---------           -------
Directors and officers as a group                                            2,551,000           13.46%(1)
                                                                             =========           =======


1. Included are shares not outstanding but potentially subject to issuance to Dr. Gutzman and Ms. Bunce based on their share options. Pursuant to the rules of the Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group.

2. Other than as set forth above, the Board of Directors of the Company is unaware of the beneficial owners of the shares held by these financial intermediaries and knows of no person or entity which beneficially owns 5% or more of the Company's outstanding shares.

3.      These shares were formerly owned by Dennis J. Broderick, former
        Chairman of Sunport Medical Corporation USA, and/or certain entities affiliated with Mr. Broderick. While held by the Company they may not be voted by the Company, nor are they entitled to receive dividends or a distribution upon a liquidation. These shares, however, may be issued to Holding in connection with the acquisition transaction discussed herein below in Proposal 6 and, if issued, such shares would be entitled to full voting, dividend and liquidation distribution rights.

*       Less than one percent.

                            OVERVIEW OF THE PROPOSALS

        Proposals 1 and 2 are the proposals customarily presented by the Company for consideration by the Members at its Annual General Meeting of Members. Proposal 1 is the annual election of directors and the existing directors of the Company have been renominated. Proposal 2 seeks approval and ratification of the Board's selection of Deloitte & Touche LLP as the Company's independent auditors.

        Since the disposition of the Company's operating businesses, the Board of Directors has recognized that any value of the Company in excess of its liquidation value will be largely dependent on its being a publicly-traded corporation and on the value of its capital. The Board of Directors has sought to combine the Company with a privately-held corporation that has exhibited positive financial growth and prospects for a profitable future that may benefit from a merger with a publicly-traded corporation. Earlier efforts to find a viable acquisition candidate have heretofore not been successful. As described below, in August, 1997, the Company executed a letter of intent for the acquisition of Clearview and, after due preliminary investigation and negotiations, the Company has entered into a binding, definitive agreement, dated December 19, 1997, pursuant to which the Company agrees to acquire from Holding all of the issued and outstanding shares of Clearview, in exchange for the issuance by the Company to Holding of a number of newly-issued shares of Common Stock in an amount that will equal 75 per cent of the issued and outstanding shares of the Company after the closing of the acquisition. As a condition to the consummation of the proposed acquisition of Clearview, the Agreement requires, among other things: (i) that the Company effect a reduction in the number of its shares by the consolidation or the Reverse Stock Split at a ratio of 1 share for 30 shares, (ii) that the Company change the jurisdiction of its incorporation to the State of Nevada, and (iii) that the Members of the Company approve and ratify the action of the Board of Directors in entering into and consummating the acquisition of Clearview upon the terms set forth in the Agreement. By soliciting the Members' approval of Proposal 6, the Board of Directors seeks the Members' approval required by the Agreement.

        Subject to the approval and effectuation of the Reverse Stock Split, Proposal 4 seeks the approval of the Members to increase the number of shares of Common Stock authorized in the Company's Memorandum to 100 Million shares. If the Reverse Stock Split is approved and effected, the Company's authorized but unissued shares, in addition to its issued and outstanding shares, would be reduced at a 1 for 30 ratio and the authorized capital of the Company would be reduced to 3.1 Million shares of Common Stock. The Board of Directors seeks the Members' approval of Proposal 4 in order to increase the number of shares of Common Stock available for future issuance by the Company.

        The Board of Directors believes that whether or not Proposal 6 is approved, effecting the Reverse Stock Split and the Domestication and increasing the number of authorized shares of the Company's stock at this time are in the best interests of the Company for the reasons stated below. Therefore, the Board of Directors seeks approval of Proposals 3, 4 and 5 independent of the approval of Proposal 6.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        Three (3) directors will be elected at the Meeting, each to hold office until the next Annual General Meeting of the Members of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers are appointed by and serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the three (3) nominees listed hereinbelow, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected. If Proposal 6 is approved and the transaction described therein consummated, Messrs. Barr and McConnachie will resign at the closing and shall be replaced by two individuals affiliated with Clearview and Holding, and Dr. Gutzman will remain a director of the Company.

NOMINEES FOR ELECTION AS DIRECTORS

        The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. The names of further nominees for Director may come from the floor at the Meeting. No nominations have been received pursuant to Sections 177 and 178 of the British Columbia Company Act (the "BCCA") as per the Advance Notice of Meeting, published in the Province newspaper on December 4, 1997. Dennis R. Gutzman, M.D. has been nominated to continue serving as the Chairman of the Board of Directors. Biographical and other information concerning the nominees is set forth above in the section entitled THE COMPANY -- "Directors and Officers of the Company."

               Name                 Director Since:
               ----                 ---------------

        Dennis R. Gutzman, M.D.     1993
        Lawrence D. Barr            1991
        William H. McConnachie      1991

        In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented in this Proxy Statement about the nominees is as of September 30, 1997 and is based in part on information furnished by the nominees and, in part, from the records of the Company.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

        The affirmative vote of a plurality of the Votes Cast as to each director nominee is required to elect such nominee.

        THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF MANAGEMENT'S NOMINEES LISTED ABOVE.

                                   PROPOSAL 2

                     RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors of the Company has appointed the firm of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending September 30, 1998, or such other fiscal year end in 1998 as may be selected by the Board of Directors, subject to Member approval. The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company. Deloitte & Touche LLP have audited the financial statements of the Company since September 30, 1995.

        A representative of Deloitte & Touche LLP is not expected to be present at the Meeting to make a statement. However, a representative of the auditors will available to respond to appropriate questions at the Meeting by telephone. In the event that the Members disapprove the appointment of Deloitte & Touche LLP as auditors for the Company, the Board of Directors will review its selection.

        There have been no reportable disagreements with, nor have there been any adverse or qualified opinion or denial of opinion contained in the reports of Deloitte & Touche LLP on the annual financial statements of the Company for the two fiscal years preceding the date hereof, nor any similar reservation contained in any reports or comments of the Company's former auditors on the Company's annual financial statement for any earlier period preceding the date hereof.

        Management of the Company proposes the re-appointment of Deloitte & Touche LLP as independent auditors for the Company, to serve until the next Annual General Meeting of the Members, at a remuneration to be fixed by and in the discretion of the Board of Directors.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

        Approval of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending September 30, 1998, or such other fiscal year end in 1998 as may be selected by the Board of Directors, requires the affirmative vote of a majority of the Votes Cast.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS FOR ITS 1998 FISCAL YEAR.


                                   PROPOSAL 3

                       CONSOLIDATION OF THE NUMBER OF THE
                 COMPANY'S COMMON SHARES BY REVERSE STOCK SPLIT

GENERAL

        The Company proposes to consolidate the number of its shares of Common Stock by means of a Consolidation (or Reverse Stock Split) at a ratio of 1 share for 30 shares. This means that after the Consolidation, each Member will own 1/30th of the number of shares of Common Stock that such Member owned prior to the Consolidation. Similarly, under the BCCA, a Consolidation has the effect of a proportional reduction in the authorized but unissued shares of the Company. Thus, if Proposal 3 is approved and effectuated, the authorized but unissued shares of Common Stock will be reduced from 93,000,000 to 3,100,000 shares and the issued and outstanding shares will be reduced from 18,958,311 to approximately 631,943 shares, subject to payment for fractional shares. Moreover, stock options outstanding would similarly be proportionately reduced by a factor of 1/30th and the exercise price would be increased by a factor of
30. The Consolidation will not result in a change in the relative equity positions or voting power of Members, except for the effect of the elimination of fractional shares. However, there can be no assurance that the Consolidation will not have a material adverse effect on the total value of the Company's common stock or on the Members, whether collectively or on any Member individually.

PURPOSE OF THE PROPOSED REVERSE STOCK SPLIT

        The Company's shares currently trade only on The NASDAQ Small Cap Market (the "Small Cap Market"). The Company voluntarily delisted its shares from the Vancouver Stock Exchange in November, 1995. NASDAQ has recently revised the financial requirements for both an initial listing and the maintenance of an existing listing on the Small Cap Market. The proposed Consolidation is designed to help the Company meet certain of the new NASDAQ requirements applicable to it, which have been approved by the Commission and which will become effective on or before February 23, 1998.

        The bid price of the Common Stock of the Company has been below $1.00 for some time. Management believes it is in the best interest of Members to approve this Proposal so that the Company's Common Stock might trade at a level greater than the NASDAQ minimum bid price, thus permitting continued trading of the Company's Common Stock on the SmallCap Market. It is very important that the Company maintain its NASDAQ listing for liquidity of the Company's shares. Should the Company lose its current listing on the SmallCap Market for failure to meet the new minimum bid price requirement, the Common Stock of the Company might be traded, if at all, on the "OTC Bulletin Board", or another market which might be substantially less liquid and less active than the SmallCap Market.

        The Company further believes that the total number of shares of the Company's Common Stock outstanding is disproportionately large in relation to the Company's level of sales, net income and net worth, and that the current per share price of Common Stock may limit the marketability of the Shares because of the reluctance of many brokerage firms and institutional investors to recommend or trade in low priced or "penny" stocks. In addition, certain policies and procedures in the securities industry may tend to discourage individual brokers from dealing in penny stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The Board of Directors believes that a decrease in the number of shares of Common Stock outstanding without material alteration of the respective economic interests in the Company of Members would likely increase the perception of, and thereby the valuation of, such shares. However, no assurance can be given that the market price of the Common Stock will rise in exact proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split.

        Another projected economic benefit of the Consolidation would be a likely reduction in the costs of trading in the shares of the Company. In most cases trading costs include both the indirect cost of "dealer markup," that is, the difference between the buying and selling prices of dealers in a given stock (i.e., the "bid- ask" spread), as well as the commission applied to a given transaction. Most broker-dealers, including both "full- commission" and "discount" broker-dealers, use both a "bid-ask spread" and a transaction commission in connection with trades in all NASDAQ-listed shares. Generally speaking, a substantial increase in the price per share of a stock should substantially decrease both the "bid-ask" spread as a proportion of the stock price, and the per share commission on the vast majority of retail transactions in any listed stock.

        The market price of the Common Stock is based on Company performance and other factors, some of which may be partially or even wholly unrelated to the number of shares outstanding. One such factor would be a significant corporate transaction, such as the acquisition of Clearview described in Proposal 6. Although the

Company has agreed with Clearview and Holding that the proposed Consolidation would be a prerequisite to the Closing of the acquisition transaction with Clearview and Holding, the Company's Board of Directors believes that, independent of Member approval of that transaction and of whether the acquisition of Clearview is completed, the proposed Consolidation is fair to all Members and should be approved in order to help the Company comply with the bid price per share requirement and to help maintain the NASDAQ listing of the Company's shares.

        The following table sets forth quotations for the bid prices for the Common Stock for the periods indicated below, as reported to the Company by NASDAQ, without adjustments for retail mark-ups, mark-downs or commissions. These prices may not represent actual transactions:

        Year Ending September 30, 1997                 Year Ending September 30, 1996
                             Bid Prices                          Bid Prices
                             ----------                          ----------
                      High                  Low           High                  Low
                      ----                  ---           ----                  ---
1st quarter           $1/4                  $1/16         13/32                 3/32
2nd quarter            1/4                   3/32         9/32                  5/32
3rd quarter            3/16                  3/32         15/32                 1/8
4th quarter            5/32                  3/32         11/16                 5/32


        [Sales Prices Not Available from NASDAQ]

        No dividend has ever been declared or paid by the Company with respect to its Common Stock. The Company does not anticipate that any dividend will be declared or paid in the foreseeable future on the Company's Common Stock.

EFFECTS OF THE REVERSE STOCK SPLIT

        On the effective date of the Reverse Stock Split, as further described below, the number of shares of each Member would automatically be adjusted on the records of the Company to the number of shares of Common Stock previously held, divided by 30. No fractional shares will be issued to any stockholder. Fractional shares would be canceled and their holders compensated by cash payment. Members who would otherwise be entitled to fractional shares will, upon surrender of their shares, receive cash payment equal to the value of such fractional share determined by reference to the average closing bid prices of the Common Stock for a period of ten (10) trading days immediately preceding the effective date of the Reverse Stock Split (the "Effective Date"), as reported by NASDAQ. Holders of less than 30 shares of Common Stock prior to the Reverse Stock Split will no longer be stockholders of the Company as of the Effective Date. The issuance of cash in lieu of fractional shares is not expected to materially change the proportionate interests Members.

        For Members who own less than 3,000 shares of the Company, the Consolidation by Reverse Stock Split will result in such Members owning "odd lots" (i.e., lots of less than 100 shares) of Common Stock. Odd lot shares may be more difficult to sell, or may require a somewhat greater commission per share to sell, than shares in lots of 100. There can be no assurances that the Reverse Stock Split will not otherwise have a detrimental effect on the total value of the Company's Common Stock.

CERTIFICATES AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

        If approved, the Consolidation by Reverse Stock Split will be effected by the filing with the Registrar of Companies of British Columbia an altered Memorandum stating the action taken and the effect of such action. The

Consolidation will become effective on the date of filing of the altered Memorandum unless the Company specifies otherwise.

        Members will be requested to exchange their certificates representing shares of Common Stock held prior to the Reverse Stock Split for new certificates representing their shares after the Reverse Stock Split. Members will be furnished the necessary materials and instructions to effect such exchange of certificates promptly following the Effective Date by the Company's transfer agent. CERTIFICATES REPRESENTING SHARES OF COMMON STOCK BEFORE THE CONSOLIDATION WILL NOT BE TRANSFERRED ON THE BOOKS AND RECORDS OF THE COMPANY UNTIL SUCH CERTIFICATES HAVE BEEN EXCHANGED FOR CERTIFICATES REPRESENTING SHARES OF COMMON STOCK AFTER THE CONSOLIDATION.

        In the event any certificate representing Common Stock is not returned to the Company, any dividends that may be declared after the Effective Date with respect to the Common Stock represented thereby will be withheld until such certificate has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to the public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

        The following description of U.S. federal income tax consequences of the Consolidation is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury Regulations issued thereunder, judicial authority and current administrative rulings and practices as of the date of this Proxy statement. This discussion should not be considered tax or investment advice, and the tax consequences of the reverse split may not be the same for all Members. In particular, this discussion does not address the tax treatment of special classes of shareholders, including banks, insurance companies, tax-exempt entities and foreign persons. Citizens and permanent residents of Canada should consult the discussion below, and all Members desiring specification of the federal state, local and foreign tax consequences to them should consult their individual tax advisors.

        The combination and exchange of 30 shares of Common Stock of the Company into and for 1 share of Common Stock will be free from U.S. federal income tax and from State and local income tax in most or all U.S. States and localities employing income taxes based on the U.S. federal income tax. Generally, cash received in lieu of fractional shares will be treated as received from the disposition of Common Stock, and U.S. Members will recognize gain or loss based upon the difference between the amount of cash received and their tax basis in the corresponding shares. If the shares surrendered or canceled in the Reverse Stock Split have been held as capital assets by the U.S. Member, any such gain or loss recognized will be a capital gain or loss.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

        Under the Company's Memorandum and the BCCA, Proposal 3 must be approved by the affirmative vote of the holders of three-quarters (75%) of the Votes Cast.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE
CONSOLIDATION OF THE NUMBER OF THE COMPANY'S COMMON SHARES BY REVERSE
STOCK SPLIT.

                                   PROPOSAL 4

                INCREASE IN THE AUTHORIZED CAPITAL OF THE COMPANY

GENERAL

        Subject to the approval of Proposal 3, the Company seeks approval to increase the authorized capital of the Company to 100 Million shares of Common Stock, no par value.

        If the Consolidation is approved and accomplished, the Company's authorized capital would be reduced to 3,100,000 shares of Common Stock and the number of issued and outstanding shares would be reduced to approximately 631,943 shares, subject to adjustment for fractional shares as described herein. Increasing the number of authorized but unissued shares to 100 million shares would enable the Company to issue and sell additional shares, subject to the applicable law and regulations and the directors' fiduciary duties. Such additional shares may be needed in the event of the exercise of stock options, the desire of the Company to raise additional capital through the sale of Common Stock or its use in an acquisition or merger transaction, such as that described in Proposal 6.

        Management believes that a portion of the value of the Company in excess of its liquidation value lies in its listing as a publicly-listed NASDAQ Small Cap Market company. Privately-owned businesses might wish to enter into a transaction with the Company in order to attempt to achieve a listing on a national stock market, such as the SmallCap Market. A relatively large number of the Company's shares might be required for issuance to the other company in order to consummate such a transaction.

        Although approval of Proposal 4 would increase the number of shares of authorized capital stock, it would not result in any change in the voting power of or equity percentages of the Company owned by Members. Sale and issuance of such authorized but unissued shares of capital stock would remain within the discretion of the Board of Directors, in the exercise of their fiduciary duties and subject to applicable corporate, securities and other laws and regulations.

RELATIONSHIP BETWEEN PROPOSAL 4 AND PROPOSAL 6.

        The Company has no immediate need or plans to issue any of the additional shares that would be authorized by the approval of Proposal 4, regardless of whether Proposal 6 is approved and consummated. The acquisition of Clearview as now proposed in the Agreement could be completed without an increase in authorized capital. However, if Clearview is acquired and meets the profit targets described in Proposal 6, the Company might be obligated to issue as many as 3,000,000 additional shares of Common Stock through early 2000. Rather than incurring the expense of preparing and distributing an additional Proxy Statement to seek Member approval of such an increase in authorized capital at that time, the Company believes it prudent to seek such approval at this time.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

        Under the Company's Memorandum and the BCCA, Proposal 4 must be approved by the affirmative vote of the holders of a majority of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN THE AUTHORIZED CAPITAL OF THE COMPANY.

                                   PROPOSAL 5

              CONTINUANCE OF THE CORPORATE EXISTENCE OF THE COMPANY
                  TO WYOMING AND MERGER WITH NEVADA SUBSIDIARY

GENERAL

        The Company was originally incorporated on January 29, 1988 under the laws of the Province of British Columbia, substantially concomitantly with the initial issuance of its shares. The Company proposes to accomplish the Domestication by continuing its corporate existence into the State of Wyoming, United States and immediately thereafter to complete a "foreign merger" with its wholly-owned subsidiary company, Argent Capital Corporation ("Argent"), a company to be incorporated under the laws of the State of Nevada, the effect of which will be to effectively sever all legal ties with Canada, subject to possible minor exceptions. The Company has reserved the name "Argent Capital Corporation" with the Nevada Secretary of State and will incorporate Argent before the proposed merger. The Company will form Argent solely for the purpose of carrying out the proposed foreign merger. Upon completion of the foreign merger, the Company will legally cease to exist and Argent will be the "surviving corporation" under Nevada law, will thereby succeed to the assets and liabilities of the Company, and will exist under the name "Argent Capital Corporation". At this time it is anticipated that Argent will exist primarily as a holding company for the stock of an operating subsidiary or subsidiaries of the Company, including Clearview, if Proposal 6 is approved and the acquisition transaction identified therein is carried out.

        The Board of Directors of the Company believe that the proposed Domestication is in the best interest of the Company for a number of reasons, including enhancing the Company's access to the United States capital markets. Moreover, since the Company is seeking an acquisition or merger candidate primarily within the U.S. and the operations of the Company are expected to be based exclusively in the United States for the foreseeable future, the Board believes that its directors should have some connections and proximity to the business which it carries on in the U.S. The Board believes that the Domestication will materially aid the Company in obtaining the assistance of such directors.

        With respect to access to capital markets, in the experience of Management and its legal and financial advisors, potential debt and equity capital sources in the United States are more comfortable dealing with a United States corporation than a foreign corporation. Management believes that because U.S. entities are perceived to be more familiar with U.S. standards of accounting and U.S. securities law disclosure requirements, if incorporated in the U.S. the Company would have greater access to U.S. sources of financing, as well as U.S.- based merger and acquisition candidates. Since Clearview or any other entity with which the Company may effect a combination would likely be relying to some degree on the Company's balance sheet in securing financing for the growth of its business, it is opportune now for the Company to pursue a Domestication to the U.S.

        A "continuance" or "continuation" is a legal means by which a corporation changes its legal domicile without materially changing its governing corporate instruments. Wyoming was chosen as the state in which to "continue" the Company as a legal entity because it permits the reciprocal continuance of corporations with British Columbia while Nevada does not. The reason for utilizing a merger in order to domicile the Company in Nevada following the continuation is that a merger with a wholly-owned subsidiary of the Company will have the effect of cutting off potential continuing tax liability in Canada. Under the current provisions of the Income Tax Act (Canada) and the Canada/United States Income Tax Convention (1980), there is a risk that the Company would remain a resident of Canada for tax purposes following a mere continuance to Wyoming and may be required to pay Canadian taxes on its global income. The Company may avoid this result by merging, following the continuance, with a U.S. entity, thereby severing the Company's legal ties to Canada.


        The Company considered other U.S. jurisdictions for the eventual foreign merger but ultimately settled on Nevada, which has a modern and flexible corporate code. The escalating risks and resultant costs of director liability have made it increasingly difficult for corporations to find and retain competent directors and the Company believes the various indemnity and exculpation provisions permitted under the Nevada General Corporation Law ("Nevada Law") will help it to attract and retain competent directors. In the view of the Board, neither the Domestication nor the choice of Nevada itself would adversely affect the interests of Members, as these changes would not materially reduce the substance of the disclosures required to Members under the Exchange Act and the Rules and Regulations of the Commission thereunder. The Board believes that these U.S. legislative and regulatory requirements offer the most important protection to Members, regardless of the domicile of the Company. The U.S.

requirements closely parallel public reporting requirements under British Columbia and Canadian law, which up until this time have been met primarily by the filing of required reports under the '34 Act and the distribution of these reports to Members pursuant to Rules of the Commission.

        Members are asked to approve both the continuance on the terms set forth in the Application for a Certificate of Registration and Articles of Continuance, substantially in the form attached hereto as Appendix A, and to approve the merger of the Company with its wholly-owned Nevada subsidiary, Argent. By voting for Proposal 5, you will be voting for the continuance of the Company as a Wyoming corporation and its merger with Argent, a Nevada corporation. The merger agreement, substantially in the form attached hereto as Appendix B, will include provisions that Argent will be the surviving company and will be domiciled in Nevada while the Company will be the disappearing company following the merger. In the merger, each common share of the Company issued and outstanding immediately prior to the merger will be converted into one common share of Argent. The directors and officers of Argent immediately following the merger will be the same officers and directors as shall have been elected and/or appointed by the directors to serve the Company.

        The continuance and merger will not alter the respective shareholdings of Members or otherwise affect the financial attributes of the Company, and will involve legal costs which will be relatively minor. If approved by Members, these transactions will take place at a time determined by the Board to be in the best interests of the Company and Members. In the event Proposal 6 is approved, the continuance will occur prior to the acquisition of Clearview. It is also presently intended that if Proposal 6 is approved, the shares of the Company will be issued to Clearview upon completion of the merger with and into Argent.

ADOPTION OF NEW ARTICLES AND BY-LAWS

        The proposed Articles of Continuance to be adopted upon continuation of the Company under the Wyoming Business Corporation Act (the "Wyoming Act") and the proposed Articles of Incorporation and By-laws to be adopted upon completion of the merger between the Company and its Nevada subsidiary, Argent, under the Nevada Law are attached as Appendices A, C and D hereto, respectively.

DISCRETION OF DIRECTORS

        The Board reserves the right to terminate or abandon the continuance and/or the merger notwithstanding the approval of the continuance and the merger by the Company's Members, if the Board determines for any reason that the consummation of the continuance and the merger would be inadvisable or not in the best interests of the Company or its Members, or if all of the respective conditions to consummation of the continuance and the merger have not occurred within a reasonable period of time.

INCOME TAX CONSIDERATIONS

        The Domestication into Nevada will result in certain income tax consequences in both the United States and Canada, which Management believes will have a positive effect on the Company by reducing, over the long term, income taxes paid by the Company and giving the Company the flexibility to enter into certain types of mergers, acquisitions and combination transactions with United States corporations which could result in adverse tax consequences absent the Domestication.

THE FOLLOWING IS A SUMMARY OF A GENERAL NATURE ONLY AND IT IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY MEMBER OF THE COMPANY. ACCORDINGLY, MEMBERS OF THE COMPANY SHOULD CONSULT THEIR OWN TAX ADVISERS FOR ADVICE WITH RESPECT TO THE UNITED STATES AND CANADIAN INCOME TAX

CONSEQUENCES TO THEM OF THE PROPOSED CONTINUANCE, THE EXERCISE OF DISSENT RIGHTS OR THE FOREIGN MERGER.


UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

        The following is a general discussion of certain of the anticipated United States federal tax consequences of the domestication of the Company under the Wyoming Act. The summary is based on advice of the Company's tax advisor and upon relevant provisions of the Code, Treasury regulations, revenue rulings and case precedents in effect at the date of this Proxy Statement, which are subject to change. Members should consult their own tax advisors as to the particular application of those tax provisions and as to any State and Local tax incidents of the Domestication.

        While the summary addresses certain United States federal tax considerations applicable to certain "U.S. Persons" (any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, and any estate or trust which is subject to United States federal income taxation regardless of the source of its income) and certain "U.S. Aliens" (any person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust), the summary does not attempt to address the federal tax consequences to all categories of investors, some of which (including life insurance companies and tax-exempt entities) may be subject to special rules. In addition, with respect to U.S. Persons, the summary is limited to investors who will hold the shares of the Company immediately following the Company's domestication into Nevada ("Nevada Stock") as "capital assets" (generally, property held for investment) within the meaning of Section 221 of the Code. The terms "Nevada Stock" and "Canadian Stock" (defined below) both refer to the Common Stock of the Company and are used only to distinguish between the shares of the Company before and after the Nevada merger.

CONSEQUENCES TO MEMBERS

        The continuance of the Company under the laws of the State of Wyoming will not constitute a taxable event for U.S. Members of the Company. U.S. Members will continue to hold their shares at the same adjusted cost basis as before the continuance.

        As to the U.S. federal income tax consequences of the merger, the Company believes that the transaction will constitute a tax free "reorganization" under the Code and thus: (a) no gain or loss will be recognized by any Member (whether a U.S. Person or a U.S. Alien) on the consummation of the merger; (b) a Member's basis in his shares of Nevada Stock will be the same as such Member's basis in the Common Shares of the Company held prior to the merger and continuance (the "Canadian Stock"); and, (c) the holding period of the Shares of Nevada Stock will include the period of time such Member held the shares of Canadian Stock, provided the Canadian Stock constituted a capital asset in the Member's hands as of the dates of the continuance into Wyoming and merger into Nevada.

        Although the Company believes that the continuation and merger will constitute tax-free reorganizations, no ruling will be requested from the Internal Revenue Service with respect thereto. Accordingly, the Internal Revenue Service may disagree with the Company's analysis and contend that the continuation and/or merger are taxable transactions to both the Company and its Members. If such characterization were ultimately sustained, which Management and its advisors consider very unlikely, U.S. persons would recognize gain or loss equal to the difference between (i) the fair market value of the shares of Nevada Stock received pursuant to the continuation and merger and (ii) the adjusted tax basis in their shares of Canadian Stock.


        Except to the extent noted herein, the gain, if any, realized by a U.S. alien holder on either the continuation, merger or a subsequent disposition of shares of Nevada Stock will not be subject to United States federal income tax, provided (a) such gain is not effectively connected with the conduct of a trade or business within the United States, and (b) in the case of a U.S. Alien holder who is an individual, such individual is not present in the United States for a period or periods aggregating 183 days or more during the taxable year of such sale, exchange or redemption, is not a former citizen of the United States whose loss of citizenship had as one of its principal purposes the avoidance of United States tax, and has not elected to be treated as a resident of the United States for tax purposes. Upon any disposition of shares of Nevada Stock by a U.S. alien holder, such disposition may, but most likely will not, constitute a "disposition of investment in United States real property" subject to the minimum tax and withholding provisions of Sections 897 and 1445 of the Code. Members contemplating such a disposition should consult their tax advisors.

        United States federal income tax law requires that a holder of shares of a U.S. corporation, such as the Nevada Stock, must provide the Company with his correct taxpayer identification number, which in the case of a holder who is an individual is his social security number, or must otherwise establish a basis for exemption from "backup withholding". "Backup withholding" refers here to the requirement under the Code that a certain percentage of the proceeds of a sale of stock of a U.S. corporation taking place in the United States, be withheld by the brokerage firm transacting the sale, on behalf of the U.S. government, to be applied to any tax liabilities of the seller in respect of the transaction. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding (applicable to dividends and other corporate distributions) and reporting requirements. If the Company is not provided with the correct taxpayer identification number or adequate basis for exemption, the holder may be subject to a U.S. $50 penalty imposed by the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained.

        If the Domestication is approved by the Members of the Company, the Company will transmit to Members the appropriate forms to be completed and executed to prevent backup withholding in the event dividends are paid.

        To prevent backup withholding each holder must complete a form to be provided after the Domestication and (i) either provide his correct taxpayer identification number and certify that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number) and that (a) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption.

        Dividends, if any, paid on shares of Nevada Stock held by a U.S. Alien would be subject to withholding tax at a rate of thirty percent (30%) or such lower rate as may be provided by an applicable tax treaty, but will not be subject to any additional information reporting or backup withholding. However, the Company does not contemplate the payment of any such dividends for the foreseeable future.

        Shares of Nevada Stock held by an individual U.S. alien at the time of his death (or theretofore transferred subject to certain retained rights or powers) will be subject to United States federal estate tax unless provided otherwise by an applicable treaty.

CONSEQUENCES TO THE COMPANY

        The Company believes that both the continuation and the merger should be treated as tax-free reorganizations under the Code and thus neither will result in any United States income taxes payable by it.

However, no formal opinion of counsel has been obtained and Members may wish to consult their own tax advisors in this regard.

CANADIAN INCOME TAX CONSEQUENCES

        Management of the Company believes the following summary fairly describes the principal Canadian federal income tax considerations with regards to the continuance of the Company into the State of Wyoming and the subsequent merger with Argent. The summary is generally applicable to a Member who is a resident of Canada for the purposes of the Canadian Income Tax Act (the "Tax Act"), to whom the shares constitute capital property and who, at all relevant times, has an "equity percentage" (as defined in the Tax Act) in the Company (and the merged corporation) of less than ten percent (10%) and deals at arm's length with the Company (and the merged corporation) for purposes of the Tax Act

        This summary is based on advice of the Company's tax advisors and upon the current provisions of the Tax Act and the Regulations thereto in force as of the date hereof, Management's understanding of the current published administrative and assessing policies of Revenue Canada, Taxation, and all specific proposals ("Tax Proposals") to amend the Tax Act and Tax Regulations announced by the Minister of Finance (Canada) prior to the date hereof. This summary is not exhaustive of all possible Canadian Federal income tax consequences and, except for the Tax Proposals, does not take into account or anticipate any changes in law, whether by legislative, governmental or judicial action, nor does it take into account provincial or foreign tax considerations which may differ significantly from those discussed herein.

        This summary is of a general nature only and it is not intended to be, nor should it be construed to be, legal or tax advice to the Members of the Company. Accordingly, Members of the Company should consult their own tax advisers with respect to their individual circumstances.

CONTINUANCE INTO THE STATE OF WYOMING

        When the Company has been granted Articles of Continuance in the State of Wyoming, the Company's taxation year will be deemed to have ended immediately before the time of the granting of the Articles of Continuance and a new taxation year will be deemed to have commenced at that time.

        The Company will be deemed to have disposed of all of its property (on income and capital accounts) that it owns immediately before the granting of the Articles of Continuance for proceeds equal to the fair market value at the time of such disposition. Upon the deemed disposition of the Company's capital property, a capital gain (or capital loss) will be realized to the extent that the deemed proceeds of disposition exceed (or are exceeded by) the adjusted cost base of the property immediately before the deemed disposition. For most other property, an income gain (or income loss) will be realized to the extent that the deemed proceeds of disposition exceed (or are exceeded by) the cost of the property immediately before the deemed disposition. However, the Company believes that there would be no deemed excess of such disposition proceeds over the cost basis of its property, and that therefore there will be no such tax liability to the Company.

        It is possible, however, that the Company would be considered to have incurred a loss on the deemed disposition of such property, with the result that it might be entitled to a tax deduction in respect thereto. Three-quarters (3/4) of any capital loss so realized can be deducted by the Company from any taxable capital gains realized by the Company for the year of disposition or in computing taxable income for the three (3) preceding or any subsequent years to the extent of taxable capital gains realized in those years, if the Company is subject to Canadian tax.

        In addition to the foregoing taxation may also arise with respect to items such as recaptured capital cost allowances, and deemed proceeds on the disposition of eligible capital property. The Company estimates its potential tax liability, if any, to be quite insubstantial in this regard.

        In addition to income taxes (if any) arising from the deemed disposition, a special tax at the rate of twenty-five percent (25%) will be levied against the Company to the extent, if any, that the fair market value of the Company's assets, immediately before the granting of the Articles of Continuance, exceeds the aggregate of:

        (i) the paid-up capital of all the issued and outstanding shares of the Company immediately before the deemed end of its taxation year, and

        (ii) all amounts outstanding at the deemed year end, excluding dividends, of debts and other obligation owing by the Company.

        The Company and its advisors have provisionally determined that this levy, commonly called a "departure tax", will not apply because the total of the accumulated paid-up capital of the Company, plus its liabilities, substantially exceed the fair market value of its assets.

        The continuance of the Company into Wyoming will not constitute a taxable event for Canadian holders of shares of Common Stock of the Company. Such holders will continue to hold their shares at the same aggregate adjusted cost basis as before the continuance.

MERGER INTO WHOLLY-OWNED NEVADA SUBSIDIARY

        Provided that the Company is resident in the United States prior to the merger of the Company into its wholly-owned subsidiary, that merger will be considered to be a "foreign merger" for the purposes of the Tax Act. In such a case, a corporate Canadian resident Member of the Company who does not otherwise elect, would be deem to have disposed of his shares of the Company for proceeds equal to the aggregate adjusted cost basis to him of those shares immediately before the merger and to have acquired the shares of the merged corporation at a cost equal to the deemed proceeds.

CONSEQUENCES TO RESIDENT MEMBERS

        After completion of the merger, a holder of securities of the merged corporation, who is a resident of Canada, will be required to include in computing his Canadian income the amount of dividends, if any, paid to the holder on the shares. A holder who is an individual will not be entitled to the gross-up and dividend tax credit with respect to such dividends. A holder that is a corporation will not be entitled to a deduction in computing taxable income with respect to dividends, if any. For purposes of the Tax Act, the amount of a dividend which is paid in United States dollars is the Canadian dollar equivalent thereof, computed at the exchange rate prevailing on the date of payment. The merged corporation will be required to withhold tax on dividends paid to Canadian resident Members. A foreign tax credit or a deduction in respect of the United States withholding tax on the dividends is generally available in computing the Member's Canadian tax liability, but a Member will not be entitled to any credit in computing Canadian income tax payable for any taxes paid by the Company in respect of income profits or gains earned by the Company. A Canadian resident shareholder which is a corporation, and which receives ten percent (10%) or more of the shares of the Company is required to include in income the amount of any dividends that it receives from the Company; however, it is entitled to deduct from income the portion of the dividend which is paid from "exempt surplus" of the Company. Such corporation is not entitled to any credit or any foreign taxes. If any portion of the dividend is paid out of "taxable surplus," the Member is entitled to a deduction for underlying foreign tax paid by the Company and/or by itself. In summary, the Domestication is not expected to result in any adverse or unexpected tax consequences to the Company or Canadian Members.

CONSEQUENCES TO NON-RESIDENT MEMBERS

        A non-resident Member is not subject to Canadian income tax on any dividend it receives from the Company.

DISPOSITIONS - RESIDENT MEMBERS

        After the completion of the merger, upon the disposition or deemed disposition of securities of the merged corporation by a Member, resident in Canada, a capital gain (or capital loss) will be realized to the extent that the proceeds of disposition, expressed in Canadian dollars, net of costs of disposition, exceed (or are exceeded by) holder's adjusted cost base of such shares immediately before the disposition. The adjusted cost base will generally be equal to the acquisition cost of the shares, possibly with certain adjustments as required by the Tax Act. The Company believes that due to the share price performance of its Common Stock over recent years, the potential for Members to incur any capital gain is quite limited, although many Members will have sustained a capital loss.

        Three-quarters (3/4) of any capital gain so realized will be included in computing the Member's income as a taxable capital gain. Three-quarters (3/4) of any capital loss so realized may normally be deducted by the Member from taxable capital gains realized by the Member for the year of disposition or in computing taxable income for the three preceding or any subsequent years (subject to and in accordance with the rules contained in the Tax Act including certain restrictions applicable in respect of Members that are corporations) to the extent of taxable capital gains realized in those years.

        The Tax Act provides an individual resident in Canada, other than most trusts, with an exemption from tax on capital gains (net of capital losses) up to a cumulative lifetime limit which will generally be $100,000 of net capital gains realized after 1984. Capital gains realized on the disposition by a holder of shares should normally be eligible for the capital gains exemption. The amount of net taxable capital gains in respect of which the exemption may be claimed in a particular year will be reduced by the individual's cumulative net investment loss. For these purposes, the cumulative net investment loss of an individual is the amount by which certain investment expenses deducted in competing income after 1987 exceed certain investment income included in computing income after 1987. There are also other provisions that may restrict access to the capital gains exemption.

        Individuals may be subject to the alternative minimum tax provisions of the Tax Act in respect of capital gains eligible for the capital gains exemption.

NON-RESIDENT MEMBERS

        Once the Company immigrates to another jurisdiction, it will no longer be considered to be a resident in Canada and, therefore, will not qualify as a "public corporation." As such, shares of the Company will not be considered "Taxable Canadian Property" and the disposition of such shares by a non-resident will not be subject to Canadian income tax.

TAX EXEMPT HOLDERS

        The shares of the merged corporation will be qualified investments for a trust governed by a registered retirement savings plan, a deferred profit sharing plan or a registered retirement income fund provided that the said shares are listed on a "prescribed stock exchange" in Canada or the United States. However, such shares will constitute "foreign property" to such plans and funds, and to registered pension plans for the purpose of the Tax Act. For 1994, the cost of foreign property held by any plan may not exceed twenty percent (20%) of the total cost of property held by the plan. Holders that are one of the types of plans or funds described above should consult their own tax advisers regarding the consequences of acquiring and holding shares of the merged corporation.

TAX CONSEQUENCES BY VIRTUE OF THE CONTINUATION ITSELF

        Neither the resident, nor non-resident, members of the Company will be subject to Canadian income tax by virtue of the continuation itself.

ANTI-AVOIDANCE RULES

        Where it may reasonably be considered that the principal reason for a transaction, or a part a series of transactions, was to reduce or postpone tax that might otherwise have been or become payable under the Tax Act, anti-avoidance provisions of the Tax Act may apply to such transaction. The anti-avoidance provisions will not apply to transactions undertaken or arranged for bona fide business or commercial purposes, or to transactions that do not result in a misuse of the provisions of the Tax Act or an abuse of the Tax Act as a whole. The Board believes that such anti-avoidance provisions will not apply to the continuance of the Company into the United States.

RIGHTS OF DISSENT - BRITISH COLUMBIA

        Section 37(4) of the BCCA provides a right of dissent to Members of the Company with respect to the continuance of the Company to a foreign jurisdiction. A dissenting Member may, until two days prior to the Meeting, give the Company a notice of dissent by registered mail, addressed to the Company at Suite 1600, Stock Exchange Tower, 609 Granville Street, Vancouver, B.C., V7Y 1C3. As a result of giving a notice of dissent, a Member may, within 14 days of receiving notice of intention to act under Section 231 of the BCCA, require the Company to purchase all of the Member's shares in respect of which the notice of dissent was given. To exercise this right, the Member must deliver to the Company, within the 14-day period, a further notice that he requires the Company to purchase all of the shares in respect of which their notice of dissent was given and deliver the share certificate or certificates representing such shares to the Company. Thereafter, the Member is bound to sell those shares and the Company is bound to purchase them at their fair market value as of the day before the date on which the special resolution(s) was passed, including any appreciation or depreciation in anticipation of the vote on the continuance. The Company will only recognize as a dissenter, a Member who has followed all of the required procedures under applicable law.

        The foregoing does not purport to provide a comprehensive statement of the procedures to be followed by a dissenting Member, and a Member dissenting should refer to the provisions of the BCCA and consult his own legal advisor.

PROCEDURES

        If the Members of the Company approve the Continuance and approve the merger in accordance with the terms and conditions of the form of merger agreement between the Company and Argent, substantially in the form attached hereto as Appendix B, then the following procedures will be implemented:

        1. The Company will file the application for a Certificate of Registration and Articles of Continuance with the Secretary of State of Wyoming and, upon approval of the application and issuance by the Wyoming Secretary of State of a Certificate of Continuance, the Company will thereafter be continued as a Wyoming corporation. The existing Memorandum of Association of the Company will be incorporated into the Articles of Continuance by reference and will constitute the governing instrument of the continued Company under Wyoming law and pursuant to the Wyoming Act are deemed amended to conform to Wyoming law. The existing Articles of Association of the Company will be adopted and utilized in Wyoming as the By-Laws of the continued Company and pursuant to the Wyoming Act are deemed amended to conform to Wyoming law.
A copy of the prepared Articles of Continuance are attached as Appendix A.

        2. Since the continuation of the Company into Wyoming is only an intermediate step, the actual time of existence as a Wyoming corporation will be brief and will be limited to the time from filing of the necessary continuation documents with the Wyoming Secretary of State to the filing of the necessary documents with the Nevada Secretary of State to effect the merger. Upon acceptance of such documentation by the Nevada Secretary of State, the Company will thereafter legally cease to exist as a Wyoming Corporation and its surviving Nevada subsidiary, Argent, will continue to carry on the operations of the Company as a Nevada corporation. The Articles of Incorporation of Argent, substantially in the form attached hereto as Appendix C, will be adopted to replace the Articles of Continuance of the Company and will constitute the governing instrument of the merged Company under Nevada law. The By-Laws of Argent will remain the By-Laws of the surviving corporation and will be substantially in the form attached hereto as Appendix D.

EFFECTS ON THE RIGHTS OF MEMBERS

        The continuation of the Company into Wyoming and subsequent merger of the Company into Nevada will affect certain of the rights of Members as they currently exist under the BCCA and as they will exist during the brief time the Company is continued under the Wyoming Act. The following is a summary of some of the changes that will occur as a result of the transfer of the Company's jurisdiction of incorporation from British Columbia to Wyoming and finally to Nevada. Members should bear in mind that Wyoming law, including the provisions discussed below, will apply for the limited period of time necessary to complete the merger of the Company into Argent. This summary is not intended to be exhaustive and Members should consult their legal advisors regarding all of the implications of the proposed transfers of jurisdiction.

 (a) Amendments to the Charter Documents of the Company. The Articles of Continuance to be filed with the Secretary of State of Wyoming are analogous to the Company's present form of Memorandum, and the proposed By-Laws are analogous to the Company's present form of Articles. The Articles of Continuance will also incorporate by reference the Company's present form Articles of Association, which will serve as the Company's By-Laws in Wyoming. Any substantive changes to the corporate charter of the Company under the BCCA requires a resolution passed by not less than three-quarters (3/4) of the votes cast by Members entitled to vote thereon, voting in person or by proxy at a general or special meeting of the Company. Under the BCCA, no right or special right attached to any issued shares of the Company may be prejudiced or interfered with unless consented to by a separate resolution passed by not less than three-quarters (3/4) of the votes cast by Members of the class or series of shares to be so affected. As noted above, the charter documents of the Company under the Wyoming Act will be the Articles of Continuance which will incorporate the Company's present form of Memorandum of Association. Under the Wyoming Act, changes to the Articles of Continuance would require approval of the Members by the affirmative vote of the holders of a simple majority of the shares entitled to vote thereon unless a voting group of shares is entitled to vote thereon as a voting group, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of a simple majority of the quorum of each voting group entitled to vote thereon. The power to alter, amend or repeal the By-Laws of the Company or adopt new ByLaws, however, is vested in the Board under Wyoming law unless reserved to the Members by the Articles of Incorporation or Continuance of the Company. The Company proposes that the power to amend the By-Laws will be vested in the Board, and hence has made no provision in the Articles of Continuance for reservation of such powers to the Members. Following the merger, the charter documents of the surviving company under Nevada Law will be the Articles of Incorporation of Argent and the By-Laws will be the By-Laws of Argent. Under Nevada Law, substantive changes to the Articles of Incorporation require a simple majority of the outstanding stock entitled to vote. The type of amendments contemplated in this category include a change of name, changes to the authorized capital and alterations to or creation of special rights and restrictions attached to shares of stock. The power to alter, amend or repeal the By-Laws or adopt new By-Laws under Nevada law will be vested in the Board of Directors.

        (b) Rights of Dissent and Appraisal. The BCCA provides that Members who dissent to certain actions being taken by the Company such as the sale of all or substantially all of the assets of the Company, a statutory amalgamation or the continuation of the Company out of British Columbia, may exercise a right of dissent and require the Company to purchase the shares held by such Member at the fair value of such shares.

A record Member may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the Company in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which he dissents and his other shares were registered in the names of different Members. A beneficial Member may assert dissenters' rights as to shares held on his behalf only if he submits to the Company the record Member's written consent to dissent not later than the time the beneficial Member asserts dissenters' rights and he does so with respect to all shares of which he is the beneficial Member or over which he has power to direct the vote. The Nevada Law is much more restrictive in providing a right of dissent and appraisal to Members in that it is limited to mergers and consolidations. Furthermore, a Member of a widely held class of shares in a company governed by the Nevada Law cannot demand statutory appraisal rights if they receive in a merger, shares of the surviving corporation which are listed on a National Securities Exchange or which are held of record by more than 2,000 Members.

        (c) Oppression Remedies. Under the BCCA, a Member of the Company has the right to apply to a court on the grounds that the Company is acting or proposes to act in a way that is prejudicial to the Member. On such application the court may make such order as it sees fit including an order to prohibit any act proposed by the Company. The Wyoming Act contains no similar provision although Members have similar rights under the common law of the State of Wyoming. Likewise, although the Nevada Law contains no statutory provision that grants a remedy similar to that contained in the BCCA, certain common law rights are available to Members in this regard.

        (d) Member's Derivative Actions. Under the BCCA, a Member or Director of the Company may, with leave of the court, bring an action in the name and on behalf of the Company to enforce a right, duty or obligation owed to the Company that could be enforced by the Company itself, or to obtain damages for any breach of such right, duty or obligation. The Wyoming Act permits a Member who was a Member of the Company when the transaction complained of occurred or through transfer by operation of law from one who was a member at that time to maintain an action right of the Company to bring a proceeding in the right of the Company. The complaint brought in the right of the Company shall be verified and alleged with particularity the demand made, if any, to obtain action by the Board and either that the demand was refused or ignored or why the Member did not make the demand. Regardless of whether or not demand for action was made, if the Company commences an investigation of the changes made in the demand or complaint, the court may stay any proceeding until the investigation is completed. Any proceeding commenced under the Wyoming Act may not be discontinued or settled without the court's approval. If the court determines that a proposed discontinuance or settlement will substantially affect the interest of the Company's Members or a class of Members, the court may direct that notice be given the Members affected. On termination of the proceeding, the court may require the plaintiff to pay any of Company's reasonable expenses, including counsel fees, incurred in defending the proceeding if it finds the proceeding was commenced without reasonable cause. The Nevada Law contains no such statutory provision concerning derivative actions, however, such proceedings are available to Members pursuant to case law which has evolved in Nevada.

        (e) Indemnification. The BCCA allows a company, with the approval of the court, to indemnify a Director or former Director of the Company against expenses reasonably incurred by him in a proceeding, by reason of being or having been a Director, including an amount paid to settle an action or satisfy a judgment, if he acted honestly and in good faith with a view to the best interests of the Company and in the case of a criminal or administrative proceeding, he had reasonable grounds for believing that his conduct was lawful. Under the Wyoming Act, except as stated below, a Company may indemnify a Director, officer, employee or agent who is made a party to a proceeding against liability incurred in the proceeding if the person conducted himself in good faith and he reasonably believed that his conduct was in or at least not opposed to the Company's best interest and in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the person did not meet the standard of conduct described above. A company may not indemnify a Director, officer, employee or agent in connection with a proceeding by or in the right of the company in which the person was adjudged liable to the company or in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification pursuant to the Wyoming Act in connection with the proceeding by or in the right of the Company is limited to reasonable expenses incurred in connection with the proceeding. Unless limited by the Articles of Incorporation, the Company shall indemnify a Director, officer, employee or agent who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which it was a party because he is or was a Director, officer, employee, or agent of the Company against reasonable expenses incurred by him in connection with the proceeding.

Under Nevada Law, the Company may indemnify any person who was or is threatened to be made a party to an action, including an action by or in the right of the Company, because the person is or was a Director, officer, employee or agent of the Company or is or was serving in such capacity in another entity at the request of the Company, against expenses, judgments, fines and amounts paid in settlement, if the person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his action was unlawful.

        (f) Personal Liability of Directors. The BCCA provides that every Director of a company, in exercising his powers and performing his functions, shall act honestly and in good faith and in the best interests of the Company and shall exercise the care, diligence and skill of a reasonably prudent person. The BCCA also specifically imposes personal liability to a company upon its Directors who vote for, or consent to, a resolution that is in violation of applicable provisions of the BCCA relating to the acquisition of the Company's own shares, the payment of a commission or the allowance of a discount in connection with subscriptions for the Company's shares, the giving of certain loans, guarantees or financial assistance, authorizing a dividend payment if the Company is insolvent or thereby rendered insolvent or the carrying on of business or the exercise of a power that a company is restricted from carrying on or exercising.

               The proposed Articles of Continuance provide, as permitted by the Wyoming Act, that Directors shall not be personally liable to the Company or its Members for monetary damages for breach of fiduciary duty as a Director except for liability (i) for any breach of the Directors' duty of loyalty to the Company or its Members, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under the Wyoming Act, or (iv) for any transaction from which the Director derived an improper personal benefit. Such provision protects Directors against personal liability for monetary damages for breaches of their duty of care.

               While the proposed Articles of Continuance under the Wyoming Act provides Directors with protection from awards of monetary damages for breaches of the duty of care, they do not eliminate the Director's duty of care. Accordingly, they would have no effect on the availability of equitable remedies, such as an injunction or rescission, based upon a Director's breach of the duty of care. Furthermore, liabilities that may arise out of acts or omissions occurring prior to the consummation of the continuation would not be covered, so that Directors of the Company would remain potentially liable for monetary damages in connection with any such acts or omissions.

               The Nevada Law provides that Directors shall not be personally liable to the Company or its Members for monetary damages for breach of fiduciary duty as a Director except for liability (i) for any breach of the Directors' duty of loyalty to the Company or its Members, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under the Nevada Law, or (iv) for any transaction from which the Director derived an improper personal benefit. Such provision protects Directors against personal liability for monetary damages for breaches of their duty of care.

        (g) Place of Meetings. The BCCA requires all Meetings of Members to be held in British Columbia unless consent of the Registrar of Companies is otherwise obtained. The Wyoming Act provides that Meetings of Members may be held at such place, either within or outside the State of Wyoming, as may be provided in the By-Laws of the Company. In the absence of such provisions in the By-Laws, all Meetings shall be held at the principal office of the Company in the State of Wyoming. The Nevada Law provides that Meetings of Members may be held at such place, either within or outside the State of Nevada, as may be provided in the By-Laws of the Company. The By-Laws of Argent provide that Meetings of Members may be held at such place, either within or outside the State of Nevada, as the Board may determine from time to time.

        (h) Form of Proxy and Information Circular. The BCCA requires a reporting company, such as the Company, to provide Members with notice of a general Meeting, a form of proxy for use by every Member entitled to vote at such Meeting, as well as an information circular containing prescribed information regarding the matters to be dealt with at and the conduct of the general Meeting. Both the Wyoming Act and the Nevada Law do not require a corporation, such as the Company, to solicit proxies or provide information regarding matters to be dealt with at Meetings other than a special Meeting in which case notice of the special Meeting must state the purpose(s) for which the Meeting was called. Matters concerning disclosure are generally governed by the federal and state securities legislation in the United States.

        (i) Advance Notice of Annual Meetings. The BCCA requires that a reporting company under the Act, such as the Company, shall, not less than 56 days before it holds a general Meeting at which a Director is to be elected, publish in a daily newspaper, in the prescribed manner, an advance notice of Meeting that shall set out certain prescribed information and shall include an invitation for written nominations for Directors signed by Members holding in the aggregate not less than ten percent (10%) of the shares having the right to vote at the Meeting. The notice shall further state that, if any such nomination is delivered to the registered office of the Company not less than thirty-five
(35) days before the date of the Meeting, accompanied by the information as to the nominee required to be furnished in the information circular, the Company will include the name of the nominee in the form of proxy and the information circular sent by the management of the Company pursuant to the BCCA. Neither the Wyoming Act nor the Nevada Law contain any similar provisions. However, the Wyoming Act requires the Company to notify its Members of the date, time and place of each annual and special Members' Meeting no fewer than ten days and no more than sixty days before the Meeting date. The Nevada Law requires the Company to notify Members of the date, time and place of each special Members' Meeting no less than ten days and no more than sixty days before the Meeting date, and each annual general Meeting, if not held on the annual Meeting date set forth in the By-Laws.

        (j) Authorized Capital. The current authorized capital of the Company consists of 93,000,000 Common Shares without par value. The Articles to be adopted by the Company in the State of Wyoming provide that the authorized capital will consist of 100 Million common shares without par value. The Articles of Argent to be adopted in the State of Nevada currently provide for an authorized capital of 100,000,000 common shares with a par value of $0.001 per share and 1,000,000 preferred shares with a par value of $0.001 per share.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

        The Company believes, based on advice of its tax advisers, that the Domestication, whether carried out in connection with Proposal 6, the Reverse Stock Split, or independently of them, will constitute a tax-free reorganization under the Code and that United States federal taxes will not be due from the Company or from any Member in respect thereof.

VOTE REQUIRED; RECOMMENDATION

The affirmative vote of 75% of the Votes Cast will be required to approve the continuance and Domestication.

THE BOARD RECOMMENDS A VOTE "FOR" THE CONTINUANCE OF THE CORPORATE EXISTENCE OF THE COMPANY TO WYOMING AND MERGER WITH THE NEVADA SUBSIDIARY UNDER THE NAME "ARGENT CAPITAL CORPORATION".

                                   PROPOSAL 6

                            APPROVAL OF THE AGREEMENT

GENERAL

        The Company seeks approval of the Agreement and ratification of the action of the Board of Directors to enter into and consummate the Agreement on the terms set forth therein.

BACKGROUND AND REASONS FOR THE TRANSACTIONS

        From April 30, 1992 through October 31, 1996, the Company, through its subsidiaries, was engaged principally in the development, management and operation of outpatient diagnostic imaging service centers utilizing various state-of-the-art medical imaging technologies. From August, 1992 until March, 1996, the Company also operated facilities engaged in providing physical therapy services. As detailed in previous filings of the Company with the Commission, the Company carried out several acquisitions and dispositions of diagnostic imaging business assets intended to optimize its business mix and the strategic position of the Company, seeking to maximize returns to Members. Due to the extensive regulatory compliance required, the very high degree of competition both nationally and in the Company's area of operation in Texas, and significant downward pressure on diagnostic imaging prices from governmental authorities, insurance companies and HMOs, the Company decided in 1996 to exit those fields. In March, 1996, the Company sold all of its physical therapy assets to Health South Corporation for $801,000.00. On October 31, 1996, the Company sold substantially all its remaining operating assets to U.S. Diagnostic, Inc. ("USDI") for $2,700,000 in cash and the assumption by USDI of the identified liabilities associated with those assets. The Company retained certain accounts receivable from both of these businesses. For further discussion of the Company's results of operations and material events with respect to the Company in the fiscal year ended September 30, 1997, Members may refer to the Company's Form 10-KSB for the year ended September 30, 1997, which accompanies this Proxy Statement.

        Based on substantial consideration by management of various possibilities for acquiring a profitable operating business, the Company entered into discussions with Clearview and Holding as to the possible acquisition of Clearview by the Company. Chairman of the Board Dennis R. Gutzman, M.D. was introduced socially to Mr. Pieter Oosthuizen and in the course of conversation, the possibility of a merger arose. Sunport had been attempting to find a medical business to acquire or merge with but was unsuccessful at identifying another business of the right size or that was otherwise sufficiently attractive as an acquisition or merger candidate, on terms that were acceptable. The acquisition of Clearview provides an existing income stream with growth potential that management believes is high in relation to the amount of invested capital and is in an industry that may attract higher market price-earnings ratios.

        Clearview has been a consumer-finance business in a highly competitive industry. Clearview has been largely self-sufficient in its business expansion, except that it relies on outside sources of wholesale financing (discussed below) in order to fund its purchases of residential mortgage loans. While it has established such financing relationships, Clearview can readily utilize the Company's approximately $1,400,000 in capital to expand its business. An increase in capitalization would provide an opportunity for Clearview to increase growth in its business and for economies of scale in obtaining its third-party financing and operating its offices, and assembling packages of loans, among other things. In turn, an increase in capitalization may also enhance Clearview's ability to attract additional qualified management personnel. The Company and Clearview believe that combining the two entities will result in substantial mutual benefits to the two companies: the Company will own a substantial operating subsidiary and Clearview will have an increased capital base.

        Following extensive discussions and having conducted such preliminary due diligence as considered necessary or appropriate by management, the Company proposes to acquire Clearview by issuing newly-issued stock of the Company in exchange for all of the stock of Clearview held by Holding. Clearview is a wholesale lender licensed by the California Department of Corporations as a California Finance Lender and approved as a nonsupervised lender by the U.S. Department of Housing and Urban Development ("HUD"). It is engaged in the business of buying and selling home improvement loans, some of which are eligible for insurance under Title I of the National Housing Act, and debt consolidation loans. All of the loans purchased and sold to date by Clearview, and all loans expected to be considered for purchase in the foreseeable future, are real estate loans secured by junior mortgages or deeds of trust(1). Further information concerning Clearview and Holding and their respective businesses, and the officers and directors of each is provided below.

        Management of the Company determined that it would be in the best interest of the company and its Members to obtain an independent opinion as to the fairness of the transaction as proposed in the Agreement. Management retained a Dallas, Texas-based consulting firm and requested that it opine as to the fairness of the proposed transaction. Said firm has concluded and issued its opinion to the effect that as of the date of the opinion, December 8, 1997, from a financial point of view, the Purchase Price of the Agreement, comprised of shares of common stock of the Company, is fair to the holders of the Company's common stock.

ALTERNATIVES CONSIDERED

        Over the past two years, the Company has explored a number of potential acquisitions of operating businesses to replace the now divested medical businesses. In doing so, management has explored various opportunities believed to be suitable for the Company. Management has concluded in each case that such opportunities were not in the best interests of Members. Management presents this proposal to the Members as the best from among a number of alternative investment opportunities which it has examined within the past year.

        The alternative to an acquisition or merger, liquidation of the Company, is not, in management's view, in the Members' best interest as long as there is a reasonable possibility for a transaction in which the Company may obtain value for its most marketable assets, its capital and its listing on the SmallCap Market. Although a Member may offer to sell such Member's shares at any time in order to liquidate the Member's shares of the Company, management believes that the opportunity to acquire Clearview in exchange for a substantial majority interest in the Company provides Members with a better opportunity eventually to realize a greater return on investment.

        Most significantly, based on the current financial attributes of the Company and Clearview, management of the Company believes that consummation of the transaction offers the best opportunity for the Company to enhance its financial structure in order to meet the new NASDAQ listing requirements which shall have come into effect on or before February 23, 1998. If the Agreement is not approved by the Members and the proposed transaction not consummated, and in the absence of a similar transaction or other prompt infusion of capital into the Company, the Company's shares likely would not remain eligible for listing on NASDAQ after that date. This would adversely affect the tradeability of the Company's shares, as set forth in the discussion of Proposal 3, limiting the opportunity of Members to liquidate their shares.


--------
(1) A deed of trust is a legal instrument which is used in California and certain other U.S. jurisdictions to reflect a security interest in real property and is functionally equivalent to a mortgage.

                             TERMS OF THE AGREEMENT

        THE DESCRIPTION OF THE AGREEMENT SET FORTH BELOW DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY, AND DISCUSSED HEREIN SUBJECT TO, THE MORE DETAILED AND COMPLETE INFORMATION SET FORTH IN THE AGREEMENT, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX E AND INCORPORATED HEREIN BY REFERENCE.

        Purchase Price and Exchange of Shares. Under the terms of the Agreement, at the closing of the sale, Holding, the sole shareholder of Clearview, will sell to the Company all of the capital stock of Clearview, comprised of 271,739 shares of common stock (the "Clearview Shares"), in consideration for newly-issued common stock of the Company (or which may include the common stock owned by the Company) in an amount which, immediately upon such issuance, shall comprise 75% of the then issued and outstanding shares of the Company. Based upon current information, the Company would issue and deliver to Holding at the closing of the transaction 1,845,831 shares of common stock (the "New Shares"). Each New Share will be equivalent in right and interest to currently issued and outstanding shares of the Company's common stock with full rights to be voted, to receive dividends and to receive a distribution in the event of a liquidation.

        After the exchange of New Shares for the Clearview Shares, Holding will own 75% of the then issued and outstanding shares of the Company, and the Company will wholly-own Clearview as an operating subsidiary. The sale and issuance of the New Shares will not be registered with the Commission. The Company will issue the New Shares under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "33 Act") and subject to Rule 144 of the Rules of the Commission promulgated thereunder ("Rule 144"). The New Shares will be "restricted securities", subject to certain restrictions on transfer specified in Rule 144. Generally, Rule 144 requires that "restricted securities" be held for at least one year before a resale of such shares and imposes certain limitations on the rate at which "restricted securities" may be resold, including special rules applicable to sales by "affiliates", as defined in the rule.

        The Agreement provides, however, that after the Closing, the Company, at its expense and upon the request of Holding, shall register the New Shares and any Additional Shares (as defined below) with the Commission under the appropriate provisions of the U.S. securities laws so that such shares shall become freely transferable. Such registration may have an adverse effect on the market price of the Company's shares, depending on the amount and timing of any sale of such shares by Holding. The Company has no information at this time as to the intentions of Holding in this regard.

        Possible Additional Consideration. The Agreement further provides that Holding may be eligible to receive additional shares of newly-issued Company common stock ("Additional New Shares") if Clearview earns net income in excess of $800,000 for either or both of its fiscal years ending December 31, 1998 or 1999, based on the results of operations reported in its audited financial statements for such fiscal year. Specifically, the Company is obligated to issue to Holding 1,000 shares of common stock for each full increment of $1,000 of Net Income (as defined in the Agreement) in excess of $800,000 reported by Clearview in its 1998 and/or 1999 audited financial statements, up to a maximum of 3,000,000 Additional New Shares in the aggregate for both of such fiscal years. By way of example only, if Clearview's 1998 audited Net Income is $801,999 the Company shall issue to Holding 1,000 Additional New Shares in respect of such audited annual net income; if Clearview's Net Income is $802,001.00, the Company shall issue to Holding 2,000 Additional New Shares in respect of such audited annual net income. By way of further example, if the Company issues Clearview 1,500,000 shares of Additional New Shares for the 1998 fiscal year because Clearview has $2,300,000 of Net Income for such year, the Company shall not be obligated to issue more than 1,500,000 shares even if Clearview has more than $2,300,000 in Net Income for its 1999 fiscal year.

        Any issuance of Additional New Shares would occur as soon as practicable following the issuance of Clearview's audited financial statements for 1998 and/or 1999, as the case may be, but in no event later than 45 days thereafter. Additional New Shares, if any, are expected to be issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 144 of the Commission promulgated thereunder. Accordingly, the issuance of Additional New Shares is not expected to require registration with the Commission, nor will such securities be freely tradeable unless and until certain requirements of the Commission and Rule 144 are satisfied. Notwithstanding the foregoing, the Agreement provides that after the closing, the Company shall cause the registration of any Additional New Shares with the Commission under the appropriate provisions of U.S securities laws, subject to such terms as mutually are agreed between the Company and Holding.

        Representations and Warranties. In the Agreement, the Company, Holding and Clearview make various representations and warranties which are customary for this type of acquisition transaction, including those as to, among other things, corporate structure, organization and powers, obtaining of necessary approvals, accuracy and completeness of financial information and other disclosures, the due authorization of the execution and performance of the Agreement, capitalization, tax matters, threatened and pending litigation, identification of properties and other assets, compliance with applicable law and regulations, permits and licenses, ownership, employee benefit plans, identification and the effect of various agreements, leases, commitments and other obligations, personnel matters and environmental matters. Holding makes special representations and warranties regarding its status as an "accredited investor" for purposes of issuing the New Shares and compliance with the securities laws and regulations and regarding identification and disclosure of its officers, directors and other persons who effectively own or control Holding. See Article II of the Agreement, attached as Appendix E hereto.

        The representations and warranties of the parties under the Agreement expire on the date and at the time the acquisition is consummated, except that such expiration shall not have the effect of depriving a party from any defense which would otherwise be available against the claims of any person.

        Covenants. The Agreement contains a number of customary and transaction-specific covenants. All parties to the Agreement covenant to use their best efforts in good faith to perform their respective obligations under the Agreement, to act in a timely manner, to obtain their respective boards' of directors and shareholders' approval of the Agreement and the transactions contemplated thereby, to cooperate fully with the other parties to consummate the transaction, to cooperate in the application for and the obtaining of whatever regulatory approvals are necessary, to keep in strict confidence all information about one another discovered in the course of due diligence, to cooperate fully in the due diligence examination of one another, including providing information to the other parties and granting them access to information and properties, to agree on press releases, to conduct their respective businesses in the ordinary course of business pending the closing and to refrain from certain specified actions, such as materially changing methods of accounting, acquiring material capital assets, entering into material agreements, amending corporate chartering documents, materially changing compensation and capital structure, issuing securities (other than as contemplated by the Agreement), such as additional capital stock, stock options and other securities, and refraining from material changes in personnel.

        The parties have covenanted that the directors of the Company, upon the closing of the acquisition, shall be Dennis R. Gutzman, M.D., Mr. Christopher A. Millar and Mr. Pieter G.K. Oosthuizen, and that the officers of the Company shall resign as of the closing date. Dr. Gutzman will initially remain President of the Company after the closing. Messrs. Millar and Oosthuizen are affiliated with Holdings and are familiar with the operations of Clearview. See "Clearview Capital Corporation -- Management", below. The Company covenanted to call and convene a meeting of its Members and to obtain their approval of the Agreement and the transactions contemplated by the proposed transaction. See Article III of the Agreement, attached hereto as Appendix E.

        Conditions Precedent to Closing. The consummation or closing of the transaction is subject to the satisfaction of various conditions precedent. The obligations of all parties are subject to evidence of the satisfaction of the following conditions: the obtaining of all necessary corporate action, whether by their boards of directors or shareholders; the obtaining of all regulatory approvals necessary in connection with consummating the transaction; there not being any statute, rule, order or decree or other legal, regulatory or judicial impediment to closing; compliance with all necessary securities laws and regulations, foreign and U.S., to issue the New Shares and to transfer the Clearview Shares; and that the parties shall have completed their respective due diligence examinations of one another satisfactorily.

        The obligation of Holding to close is subject to the satisfaction of several conditions, including the following: the representations and warranties of the Company shall be true and correct, the Company shall have performed all of its obligations under the Agreement, the Company shall have delivered an acceptable opinion of its counsel to Holding regarding various matters of law, the Reverse Stock Split shall have been effected, the Domestication shall have been effected, there shall have been no material adverse change in the financial condition of the Company, no threatened or pending action or lawsuit to prevent the closing of the Agreement shall have been asserted or filed, Holding shall not have discovered any breaches of the Agreement during its due diligence examination of the Company and the Company shall have a net worth of not less than $1,400,000.00 as of the end of the calendar month preceding the closing.

        The obligation of the Company to close is subject to the satisfaction of several conditions, including the following: the reported net worth of Clearview as of the end of the calendar month preceding the closing shall be not less than $2,200,000.00, the representations and warranties of Holding and Clearview shall be true and correct, Holding and Clearview shall have performed all of their respective obligations under the Agreement, Holding and Clearview shall have delivered an acceptable opinion of their respective counsel to Holding regarding various matters of law, there shall have been no material adverse change in the financial condition of Clearview, no threatened or pending action or lawsuit to prevent the closing of the Agreement shall have been asserted or filed, Holding shall not have discovered any breaches of the Agreement during its due diligence examination of Holding or Clearview, the Company shall be reasonably satisfied that Clearview shall have Net Income of not less than $800,000 for its fiscal year ending December 31, 1997, all Material Operational Agreements (as defined in Section 4.3.11 of the Agreement) shall be in full force and effect and none of such agreements shall be in default or terminated, all approvals necessary or desirable thereunder shall have been obtained, and Holding shall have provided the Company with appropriate information so as to enable the Company to issue and deliver the New Shares and the Additional New Shares in compliance with applicable law and regulations. See Article IV of the Agreement, attached hereto as Appendix E.

        Termination. The Agreement may be terminated (i) by the mutual consent of the parties, (ii) by the failure of the Members of the Company to approve the Agreement, (iii) if the closing has not occurred by February 28, 1998, or (iv) if any regulator denies any approval necessary for the closing of the transaction.

        The Company may terminate the Agreement if Holding or Clearview have failed to perform a covenant or undertaking in the Agreement or upon a misrepresentation or a breach of a warranty by Holding or Clearview. Clearview or Holding may terminate the Agreement if the Company has failed to perform a covenant or undertaking in the Agreement or upon a misrepresentation or breach of a warranty by the Company. The Agreement may also be terminated by either the Company or Holding upon written notice to the other in the absence of a breach or nonperformance by the other party (a "Termination Without Cause").

        In the event of a Termination Without Cause, the party giving the notice of termination shall pay the other party a Termination Fee (as defined in Section 6.2.2 of the Agreement) of $50,000.00. A FAILURE OF THE COMPANY TO OBTAIN ITS MEMBERS' APPROVAL OF THIS PROPOSAL 6 AND OF PROPOSALS 3 AND 5, WHICH ARE NECESSARY TO CARRY OUT THE AGREEMENT, SHALL REQUIRE THE COMPANY TO PAY SUCH TERMINATION FEE. In the event of termination other than a Termination without Cause, no party shall have a claim for damages against the other except: (i) if the other party breaches the covenant in Section 3.4.2 relating to confidentiality, (ii) where the termination of the Agreement is due to the wilful failure to perform a material covenant or undertaking, or a wilful material misrepresentation or the wilful material breach of a warranty, in which case the party responsible for the wilful nonperformance, misrepresentation or breach shall pay to the other party as damages an amount equal to the sum of all reasonably foreseeable damages resulting from the misrepresentation or breach, plus any incidental and any consequential damages, whether or not foreseeable, arising from such wilful misrepresentation or breach, including, but not limited to, attorneys fees, costs and expenses.

        Damages for Breach and Indemnification. In the event a party discovers a material misrepresentation or breach of a warranty within one year of the closing date and in the event such misrepresentation or breach results in a loss to the Company or Clearview exceeding $250,000, the damages shall be paid through an adjustment in the number of New Shares issued to Holding. In general, the adjustment will require the Company (in the event it is culpable for the misrepresentation or breach) to issue additional New Shares to Holding, or Holding (in the event it is culpable for the misrepresentation or breach) to surrender a certain number of New Shares previously issued at the closing. The amount of New Shares to be issued or surrendered, as the case may be, will be proportional to the adverse affect on the net worth of the Company and Clearview. See Section 7.2 of the Agreement for the actual formula for the calculation of the adjustment and the definition of the amount of the "Loss" suffered. Section 7.2.3 addresses how the adjustment will be determined in the event the "Loss" is difficult to calculate in economic terms.

        The Agreement provides for mutual indemnification against claims by third parties against a party to the Agreement caused by a breach of a warranty, a misrepresentation or a failure to perform a covenant by a party to the Agreement. The amount of indemnification shall also be paid through an adjustment in the number of New Shares, as provided in Section 7.2 of the Agreement. See Section 7.3 of the Agreement, attached as Appendix E hereto.

        Miscellaneous Provisions. The Agreement contains various miscellaneous provisions, including the following: the Agreement is to be interpreted and governed in accordance with the law of the State of California (without giving effect to its conflict of laws provisions); no waiver of any term is effective unless any such waiver is in writing and signed by both parties; the Agreement may be amended if the amendment is in writing and signed by all of the parties to the Agreement; each party bears its own expenses in connection with the Agreement and all expenses of the transaction are to be paid at and as a condition of the closing, except as otherwise provided in Agreement in the event of termination; the executed Agreement is the full agreement of the parties and supersedes all prior discussions and understandings of the parties; no party to the Agreement can assign its rights thereunder without the prior written consent of the other parties; and in the event of legal action or other proceeding to enforce or interpret the Agreement, the party adjudged the prevailing party shall be entitled to recover its attorneys fees and costs incurred in connection with such action. See Articles VI and VII of the Agreement, attached as Appendix E.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

        The Company believes that the transaction will constitute a tax-free reorganization under the Code and thus, taxes will not be due from the Company or any Member upon the consummation of the acquisition.

        While the Company believes that the acquisition of Clearview will not result in taxes payable by the Company nor by its Members, no ruling will be requested from the Internal Revenue Service (the "Service") with respect thereto. Accordingly, the Service may disagree with the Company's analysis and contend that the acquisition is a taxable transaction to the Company or its Members or both. While the Company believes there to be no basis for such a contention, the Company has not sought an opinion of tax counsel or an advance ruling from the Service in this regard.

DISCRETION OF DIRECTORS

        The Board reserves the right to terminate or abandon the acquisition of Clearview notwithstanding approval of the acquisition by the Company's Members, if the Board determines for any reason that the consummation of the acquisition would be inadvisable, or not in the best interests of the Company or its Members, or if all of the respective conditions to the consummation of the acquisition have not occurred within a reasonable period of time. However, depending on the reason for the termination of the Agreement, the Company may be liable to Clearview or Holding for damages. See "Proposal 6 - Approval of the Agreement -- Terms of the Agreement", "Termination" and "Damages for Breach and Indemnification".


                          CLEARVIEW CAPITAL CORPORATION

THE BUSINESS OF CLEARVIEW

        General. Clearview is a California corporation which is engaged in the business of buying and selling home improvement and debt consolidation loans. Clearview operates as a wholesale lender in the United States, primarily in California. As such, Clearview is engaged in purchasing and selling home improvement loans partially insured by the Federal Housing Administration pursuant to Tile I, Section 2 of the National Housing Act and purchasing and selling uninsured loans for debt consolidation and for home improvements. In every case, the loan is secured on the borrower's home by a recorded junior mortgage or deed of trust. Typically, Clearview has bought loans from approved lenders and loan correspondents (collectively, the "originators" or the "Correspondents") throughout the United States immediately after the loan documentation is executed and the loan funded, at a price which includes a purchase premium based upon the interest rate, the creditworthiness of the borrower and other relevant factors. Acquired loans have then been resold at their nominal value, plus an agreed premium over the purchase price, in blocks to a number of United States banks and other financial instructions with which Clearview has a re-sale and purchase agreement. Such loan resales normally have taken place prior to the first service date of each loan that has been sold, with the interest attributable to the period of time during which Clearview was the owner and holder of each loan thereafter being apportioned to Clearview.

        The Mortgage Loan Business of Clearview. Clearview purchases or has purchased loans from, at present, approximately 500 originators, of which 50 of the originators generate approximately 85 percent of the loans purchased by Clearview. Loans are offered to Clearview prior to purchase when they are reviewed by it for compliance with its underwriting guidelines, which guidelines must, in turn, comply with the underwriting guidelines of HUD. However, Clearview does not remit funds and close the purchase of a loan until it has received and approved the originating lender's file and received an assignment of the loan documentation from the lender. The deed of trust, or other security document securing the loan, is recorded with the appropriate county recorder in the name of Clearview, pending resale to the bank or other financial institution mentioned above. As a result of these procedures and the fact the Clearview normally holds loans for a maximum period of only up to three weeks, Clearview to date has had a zero rate of default with respect to the loans which it has purchased.

        Since all loans purchased by Clearview are normally re-sold by Clearview before the first payment is due from the borrower, Clearview does not have any involvement in loan administration or loan servicing. This aspect would only become relevant in the very unusual event that a loan was not acceptable to the bank or other financial institution to which Clearview sells its loans and could not be returned to the originator in question. Therefore, in practice, Clearview is not involved in any enforcement proceedings, nor is it exposed to risk by holding a junior mortgage or deed of trust against a property where the senior mortgage lender institutes a foreclosure.

        Regulation: The California Finance Lender Law and Regulations. While the occasional purchase and selling of loans may not strictly require licensing as a lender under California law, the founders of Clearview determined that in order to engage actively in such business and to deal in loans at a wholesale level with other financing businesses, most of which were licensed lenders or brokers of one kind or another, it was prudent and likely required that Clearview be a licensed lender and broker under the California Finance Lender Law (the "CFL Law"). Clearview applied for a license under the CFL Law (a "CFL License") and on May 25, 1994, the California Department of Corporations (the "DOC"), the administrator and regulator of CFL Licensees, issued to Clearview licenses as a lender and a broker under the Personal Property Broker Law and the Consumer Finance Lender Law (the predecessor laws which were consolidated on July 1, 1995 into the CFL Law) for its office in Huntington Beach, California. Clearview has maintained its license in good standing since its issuance.

        CFL licensees are lenders who are commonly known as "finance companies". Their sources of funds to conduct lending activities permitted under the CFL Law generally come from their own capital and earnings and from lines of credit and other borrowings. CFL licensees do not take deposits or sell or issue insured or guaranteed debt instruments, such as federally-insured certificates of deposit or thrift certificates. CFL Licensees may make a wide variety of loans secured by real property, personal property or a combination of real and personal property. The kinds of loans typically purchased by Clearview are of the type which Clearview could make directly under the CFL Law and which would qualify under the definition of "consumer loans": loans the proceeds of which are intended by the borrower for use primarily for personal, family or household purposes.

        Under the CFL Law, "charges" include the aggregate interest, fees, bonuses, commissions, brokerage, discounts, expenses and other forms of costs charged, contracted for, or received by a CFL licensee or any other person in connection with the investigating, arranging, negotiating, procuring, guaranteeing, making, servicing, collecting and enforcing of a loan. The CFL Law imposes no limits on the "charges" that a licensee may receive on consumer loans, provided that the loan is in the amount of $2,500 or more and further provided that the terms of the loan are not otherwise unconscionable. All of the loans purchased and sold by Clearview in connection with its business are in excess of $5,000 and the Company believes that all of such loans are made at interest rates and on terms which are competitive and permissible under the CFL Law. Consumer loans in excess of $10,000 are not subject to the requirement of repayment in substantially equal periodic payments. Moreover, because the loans to be made by Clearview are consumer purpose loans in excess of $5,000, several provisions of the CFL Law and the regulations of the DOC thereunder will not be applicable to its lending operations.

        CFL licensees are expressly permitted to sell the loans they make and any loans they may purchase from other CFL licensees to institutional investors, which include governmental entities and instrumentalities, banks, trust companies, savings and loan associations, industrial loan companies, finance companies, insurance companies, pension and profit-sharing funds, any corporation with outstanding securities registered under Section 12 of the Securities Exchange Act of 1934 or any wholly-owned subsidiary thereof and any syndication or combination of the foregoing organized to purchase such loans. Any of such institutional investors may also establish a trust or other business entity for the purpose of issuing undivided interests in, the right to receive payments from, or that are payable primarily from, a pool of financial assets held by the trust, subject to certain requirements.

        Pursuant to broad regulatory powers granted under the CFL Law, the DOC periodically conducts on-site examinations of CFL licensees' books, records and operations to insure continuing compliance with the CFL Law and regulations. Clearview has been examined once by the DOC and no material exceptions were noted at that time. The DOC also has powers to investigate possible violations of the CFL Law and enforcement powers to ensure compliance with the CFL Law, including the power to revoke or suspend licenses, issue cease and desist orders and take other remedial actions against CFL licensees and others violating the CFL Law. Certain proposed changes subsequent to the issuance of the CFL license, such as changes in management personnel and ownership, may require the prior consent of or notice to the DOC. The cost of regular or special examinations by the DOC are charged to the licensee. The overall costs of the DOC to administer the CFL Law are charged to the industry through an annual assessment which is proportionally charged to each licensee based on volume of business.

        Regulation: U.S. Department of Housing and Urban Development. Clearview is an active participant in the HUD Title I Property Improvement Loan Insurance Program of the National Housing Act of 1934 (the "Title I Program"). Clearview applied for HUD approval to participate in the Title I Program and Clearview received its approval as a Non-Supervised Lender on July 22, 1994. On each anniversary date of the approval, a re-certification of this approval is made with the Department. Lending institutions that participate in the Title I Program include national and state banks, savings banks, savings and loan associations, federal and state credit unions, mortgage companies and finance companies. The Title I Program is also widely used with state and local housing assistance and neighborhood revitalization programs.

        Under the Title I Program, lending institutions make loans to eligible borrowers to finance property improvements. Subject to the rules and regulations of HUD, and certain limitations, HUD insures the lender against loss if the borrower defaults on the loan. The interest rate on Title I loans is at a fixed rate and generally is based on prevailing market rates in the area at the time of origination. Loans are made for a wide variety of alterations and repairs to improve the basic livability or utility of the property.

        There are essentially two types of lenders under the Title I Program:
Full Service Lenders and Correspondents. Full Service Lenders can own loans in their own name and service those loans. They may originate those loans themselves or acquire them from other originators. Clearview is a HUD approved Full Service Lender. Correspondents are licensed by state authorities to originate loans which are to be sold to a Sponsor. Sponsors must be Full Service Lenders. A Correspondent can have any number of Sponsors it wishes, but a Correspondent must be approved by each Sponsor and must notify HUD of the Sponsor-Correspondent relationship(s). Clearview currently is a HUD approved Sponsor for approximately 500 Correspondents.

        Full-Service Lenders fall into two sub-categories: Supervised and Non-Supervised. Clearview is classified by HUD as a Non-Supervised Lender. Non-Supervised Lenders are typically state licensed firms whose principal activity is making and/or acquiring loans and who are not supervised or examined by a federal regulatory agency, such as the Federal Deposit Insurance Corporation and the Federal Reserve Board.

        The HUD Office of Lender Activities is responsible for monitoring the origination and servicing performance of HUD/FHA approved lenders. The Monitoring Division directs and supervises a staff which performs occasional on-site reviews at the HUD-approved lender's office to ensure compliance with HUD/FHA's loan origination and servicing requirements. If HUD were to find irregularities in Clearview's loan operations at any time, HUD would be entitled to terminate Clearview's participation in the program on five days' notice. However, in the absence of fraud on the part of Clearview, any such termination of the contract between HUD and Clearview would not affect the HUD insurance coverage of the loans held by Clearview while the contract was in effect.

SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

        The following unaudited summary pro forma combined financial data reflect the Company's acquisition of Clearview in accordance with the Agreement as if it had occurred on September 30, 1997. The pro forma combined financial data reflect the expected capitalization of the Company as a result of the acquisition transaction, as of that date. The pro forma has been prepared from the compilation of the Company's audited financial statements as of September 30, 1997 and the unaudited financial statements of Clearview as of September 30, 1997. The data presented do not necessarily reflect the operating data or financial position that the Company and Clearview would have achieved had the acquisition transaction actually been consummated as of September 30, 1997. All contingencies and appropriate adjustments known to the Company and Clearview are reflected in their respective financial information used to prepare the pro forma combined financial data presented below, including adjustments for the costs of the instant transaction incurred during the period ending September 30, 1997 and contingent liabilities such as lawsuits, and all of such information is as of September 30, 1997. The data are not necessarily indicative of the future results of operations or future financial position of the Company and Clearview.

           SUNPORT MEDICAL CORPORATION / CLEARVIEW CAPITAL CORPORATION
                   Pro Forma Balance Sheets September 30, 1997


                                                                        COMBINED
                                                              September 30, 1997
                                                                    -----------
ASSETS
Current Assets:
  Cash                                                                  700,578
  Accounts receivable                                                 2,763,135
  Current notes receivable                                              880,576
  Investment Securities,
    available for sale                                                3,187,357
                                                                    -----------
Total Current Assets                                                  7,531,646

Total property and equipment
    - net                                                               735,848
Other assets                                                             60,826
                                                                    -----------
TOTAL ASSETS                                                        $ 8,328,320
                                                                    ===========



LIABILITIES AND
MEMBERS' EQUITY

Current Liabilities:
   Accounts payable                                                   1,298,696
   Long-term debt due                                                 1,521,604
     w/in 1 year                                                        857,642
   Taxes payable
                                                                    -----------
Total Current Liabilities                                             3,677,942

Deferred Credit                                                          19,643
                                                                    -----------
Total Liabilities                                                     3,697,585

MEMBERS' EQUITY

Common stock,
   no par value                                                       6,680,206
Additional paid-in-capital                                              828,261
Retained (deficit) earnings                                          (2,877,732)
Treasury stock                                                          (79,219)
   7,500,000 shares                                                      79,219
Contributed capital

                                                                    -----------
Total Members' Equity                                                 4,630,735
                                                                    -----------
Total Liabilities and
Members' Equity                                                       8,328,320
                                                                    ===========


The Company:  12 months ended September 30, 1997
Clearview:  10 months ended December 31, 1996


                                                                       COMBINED
                                                                    -----------
Net Revenues                                                        $ 6,109,777

Expenses:
  Operating costs and expenses                                        6,412,971
  Provision for bad debts                                               161,617
  Interest                                                               95,528
  Loss on foreign currency                                                2,841

                                                                    -----------
Total expense                                                         6,672,957
                                                                    -----------
Operating loss                                                         (563,180)

Non-operating income:
  Gain on sale of clinics                                             2,418,376
  Loss on sale/disposal of assets                                      (999,415)
                                                                    -----------
Income (loss) before income tax                                        (855,781)

Income tax expense                                                      757,603
                                                                    -----------
NET INCOME (LOSS)                                                   $   (98,178)
                                                                    ===========


           SUNPORT MEDICAL CORPORATION / CLEARVIEW CAPITAL CORPORATION Pro-Forma Statement Of Operations For Latest Interim Period, September 30, 1997


                                                                        COMBINED
                                                              September 30, 1997
                                                       -------------------------
Net Revenues                                                        $ 6,218,633

Expenses:
  Operating costs and expenses                                        6,513,849
  Provision for bad debts                                               161,617
  Interest                                                              171,216
  Loss on foreign currency                                                2,841



Total expense                                                         6,849,523

Operating loss                                                         (630,890)

Non-operating income:
  Gain on sale of clinics                                             2,418,376
  Loss on sale/disposal of assets                                      (999,415)
                                                                    -----------
Income (loss) before income tax                                         788,071

Income tax expense                                                      774,742
                                                                    -----------

NET INCOME (LOSS)                                                   $    13,329
                                                                    ===========


        Members should also review the following additional financial information of Clearview which is attached: Appendix F - Audited Financial Statements of Clearview for the year ended February 29, 1996 and the ten month period ended December 31, 1996; and Appendix G - Unaudited Financial Statements of Clearview for the seven month period ended September 30, 1996 and the nine month period ended September 30, 1997.

CLEARVIEW MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

        During the nine month period ended September 30, 1997 Clearview experienced a $1,370,221 decrease in its cash position resulting from cash provided by operating activities of $1,502,349, cash used by investing activities of $3,144,174 and cash provided by financing activities of $271,604. During 1996, Clearview elected to change its year end from the last day of February to December 31, therefore, the comparable period ended September 30, 1996 represents a seven month period. During the seven month period ended September 30, 1996, Clearview experienced a $1,088,140 decrease in its cash position resulting from cash provided by operating activities of $1,078,866, cash used by investing activities of $1,495,794 and cash used by financing activities of $671,212.

        On September 30, 1997, Clearview terminated its relationship with its former lender, who also acted as Clearview's sole purchaser of loans, hereafter referred to as "lender/investor". The loans held for resale at September 30, 1997 was unusually high at $3,187,357 due to two factors: (1) an increased loan volume of $20,986,067 that Clearview experienced in September 1997 and (2) the inability of the lender/investor to process the increased volume of loans and fund the loans in a timely manner. The lender/investor previously provided Clearview with an unsecured line of credit of $1,500,000 and a secured line of credit of $4,500,000. Under the previous arrangement with this lender/investor, Clearview acquired loans from Correspondents on a given day and the lender/investor would purchase the loans from Clearview on the following day, assuming the loan met the underwriting guidelines provided by the lender/investor. The lender/investor was under a contractual agreement to purchase all loans presented by Clearview at a price published by the lender/investor, provided the loans met the lender/investor's underwriting guidelines. The lender/investor would purchase the loans at 100% of the principal balance plus the loan fee payable to the Correspondent and a further fixed premium of 4% to Clearview which provided Clearview with immediate profit and liquidity. Subsequent to the purchase of a loan by the investor/lender, a review of the loan file would be conducted and if a loan was found not to meet the underwriting guidelines, Clearview would have three options: (1) cure the discrepancies (2) substitute a new loan or (3) repurchase the loan.

        On October 16, 1997, Clearview executed a Warehousing Credit and Security Agreement (the "Credit Agreement") with Residential Funding Corporation ("RFC") whereby RFC provides Clearview with a $15,000,000 warehouse line of credit. On November 21, 1997, a First Amendment to Warehousing Credit and Security Agreement was executed which temporarily increases the warehouse line to $20,000,000 until January 31, 1998. Clearview has requested a longer term facility with RFC with a higher credit limit and, to date, RFC has favorably responded to this request and is completing additional due diligence on Clearview. Clearview anticipates that a new permanent facility will be in place prior to January 31, 1998. The Credit Agreement currently provides that it may be terminated by RFC as of January 31, 1998 upon thirty (30) days' prior notice to Clearview, but that if such notice is not given, it will automatically be extended for an additional period of three months.

        The RFC line is utilized to purchase loans from Correspondents and can be utilized for either committed or uncommitted loans, though the majority of the loans currently warehoused by Clearview are uncommitted loans. A committed loan refers to a loan purchased by Clearview that a particular investor has agreed to buy at a given price, on the assumption that the loan has been underwritten to the investor's loan guidelines. Prior to September 30, 1997 all the loans purchased by the Company were on a committed basis. An uncommitted loan refers to a loan purchased by Clearview that has not been committed to a sale to an investor. Since September 30, 1997, the Company has adopted the more customary practice of purchasing loans on an uncommitted basis, and one which is more widespread in the industry.

        The amount of a draw request on the RFC warehouse line ranges from 95%-98% of the principal balance on a loan for uncommitted loans and 102% of the principal balance of a loan for committed loans. As Clearview purchases loans from Correspondents, Clearview is required to make up any difference between the principal balance of the loan and the funded amount from the warehouse line (i.e., 2-5% of the principal balance for uncommitted loans), in addition to payment of a rebate due to the Correspondent usually amounting to 3-5% of the principal balance of the loan. Clearview must fund these differences, which may range anywhere from 5-10% of the principal balance of the loan, until such time as the loan can be sold to an investor. The RFC line gives Clearview the ability to warehouse loans as the loans are purchased from a Correspondent until such time as the loans can be sold to investors, currently a time delay of approximately two weeks. During this two week period, Clearview must fund these differences from its own liquidity which results in a significant demand on its cash position.

        There are a number of investors in the marketplace that will purchase home improvement loans and 125% loan-to-value loans from Clearview, who are primarily identified by Clearview's Secondary Market executives through previous relationships, references and networking. Clearview is currently an approved seller to Federal National Mortgage Association (commonly known as "Fannie Mae"), Residential Funding Corporation, Pacific Southwest Bank, Master Financial and Empire Funding Corp. Clearview also offers pools of loans to various investors, generally based upon the compatibility of a particular investor's loan program with a particular pool of loans. Under Clearview's current arrangement, Clearview will underwrite a loan to the loan program guidelines of the investors that the loan characteristics fit. This loan is then put out for bids from the investors and, after an acceptable price has been agreed upon between Clearview and the investor and the investor has had an opportunity to review the loan file, the investor is obligated to purchase the loan. None of the investors are under a continuing obligation to purchase additional loans from Clearview and the price that Clearview receives is subject to market conditions with no guaranteed spread. It is vitally important that Clearview carefully underwrite all loans purchased to ensure that each loan meets the underwriting guidelines of the investors.

        Clearview is reviewing several options that will improve Clearview's liquidity and position Clearview to meet is present liquidity and capital requirements for the near future, particularly as the volume of loan sales increases.

RESULTS OF OPERATIONS

        Clearview reported after tax net income of $895,341 for the nine month period ended September 30, 1997 as compared to after tax net income of $848,998 for the seven month period ended September 30, 1996.

        Clearview's loan sales totalled $105,657,772 for the nine month period ended September 30, 1997 as compared to $177,245,361 for the seven month period ended September 30, 1996. The loan sales in 1996 were comprised of approximately $165,058,177 of FHA Title One Home Improvement loans and $12,187,860 of 50/50 loans (as described below). Loan sales in 1997 were comprised of approximately $34,368,435 of Consolidator loans (as described below), $15,881,446 of Renovator loans (as described below), $50,077,570 of Title One loans and $4,330,521 of 50/50 loans. The Consolidator loans and the Renovator loans represent two new products introduced by Clearview on May 1, 1997. Both the Consolidator and the Renovator loans are typically high loan to value home equity loans and are used primarily by borrowers for debt consolidation purposes. The term "50/50 loans" refers to a portfolio of loans comprised approximately one-half each of Consolidator loans and Renovator loans. Clearview no longer sells 50/50 loans.

        These loans sales resulted in net revenue of $5,335,295 for the nine month period ended September 30, 1997 and $5,784,583 for the seven month period ended September 30, 1996. The 1996 net revenue included $875,788 of Other Income from a consulting fee arrangement that was terminated October 31, 1996.

        In mid-February 1997, the former President and Chief Financial Officer resigned during a period when Clearview was experiencing a decline in the Title One loan business. These two factors created internal uncertainty as to Clearview's future. Faced with this uncertainty, approximately twenty of the forty-three employees resigned during the subsequent four to six week period. Since that time, Clearview successfully replaced its President and Chief Financial Officer and successfully recruited additional replacement personnel to enable Clearview to reach its current level of forty-nine employees who are poised to manage the increased volume of business Clearview expects to deliver in 1998. As a result of these changes, the monthly overhead and expenses have fluctuated from a high of $459,000 in January 1997 to a low of $226,000 in May 1997. With the increase in staffing levels and an expected monthly loan sale volume of approximately $20,000,000, the overhead and expenses are expected to be approximately $450,000 per month in 1998.

MANAGEMENT -- CLEARVIEW AND HOLDING

        The table below sets forth certain information regarding the persons who are currently or proposed directors and executive officers of Clearview and Holding and who are proposed directors and executive officers of the Company after the closing:

Name                               Age                 Position with Clearview
                                                       and/or Holding
Pieter G.K. Oosthuizen             65                  President/Chief Executive
                                                       Officer and Chairman of the
                                                       Board of Directors and
                                                       Director of Clearview; Director
                                                       of Holding; Proposed Director
                                                       of the Company

Michael J.H. Grubb                 45                  Chief Financial Officer of
                                                       Clearview

James M. Judge                     53                  Executive Vice President and
                                                       Secretary of Clearview

Christopher A. Millar              42                  Director of Clearview;
                                                       Proposed Director of the
                                                       Company

Patrick Magee                      52                  Director of Clearview

Francis Hoogewerf                  56                  Director of Holding

Jaakko Juntti                      51                  Director of Holding

Nigel Spinks                       63                  Director of Holding


        Pieter G.K. Oosthuizen - Mr. Oosthuizen is President and Chief Executive Officer and Chairman of the Board of Directors of Clearview and a Director of Holding. He is currently Chairman of International Resort Developers, Inc., a NASDAQ company, the sole owner of Nuova Arca Investments, Ltd., which owns all of the capital stock of Holding, and a director of several other private companies engaged in investment and other businesses. His previous experiences include those of General Manager for the International Division of AMRO Bank, Amsterdam, Holland; Executive Vice President and General Manager of the International Division of the Bank of Montreal, Montreal, Canada; Vice President of International Operations for CitiBank, New York; and a wide range of local and international executive positions and global network of CitiBank. Mr. Oosthuizen resides in London, England.

        Michael J.H. Grubb - Mr. Grubb is an associate member of the Institute of Chartered Secretaries and Administrators and for the last 9 months has been the Chief Financial Officer of Clearview. Mr. Grubb receives an annual salary of $180,000 from Clearview, has the use of a company car and receives medical and dental benefits for himself and his family. His previous experience includes acting as Senior Asset Manager and Program Administrator of Carbon Mesa Advisors, Inc. in Los Angeles (Dec. 1994 - Feb. 1997); Director of Real Estate Lending for Priority Capital Corporation, located in Woodland Hills, California (1993-1994); Managing General Partner of BPT California, Inc., located in Los Angeles (1988-1992); and President of Anglo American Properties, Inc., located in Los Angeles (1983-1988). Mr. Grubb resides in Pacific Palisades, California.

        James M. Judge - After serving two years as Executive Vice President and Chief Credit Officer of Mechanics National Bank, Paramount, California, Mr. Judge joined Clearview in October 1994 and currently serves as its Senior Vice President and Secretary. Mr. Judge is responsible for the loan administration function of the Company and other administrative duties. His duties include providing daily oversight and work direction for the Pre-Approval, Funding and Shipping Departments. He is also responsible for administration of the Human Resources Department. Mr. Judge also serves as the Company's Security Officer. The Company pays Mr. Judge an annual salary at a rate of $120,000 per year, plus a discretionary performance bonus and pays medical and dental benefits for Mr. Judge. His work history encompasses 28 years in commercial banking and lending. During his career he has held numerous senior managerial positions at various financial institutions, including President, Executive Vice President, Chief Credit Officer, Vice President, Cashier-Controller, and Vice President in charge of Operations and Administration.

        Christopher A. Millar - Mr. Millar is currently Managing Director of Bankers Trust Company in Hong Kong and leads a team of investment bankers in creating structured financing, including mortgage securitization, trade and export securitization and property lease securitization, among others. Mr. Millar's previous experiences include Executive Director of Capital Markets for Bancorp Capital Markets, New Zealand; Manager in charge of securitization for Asset Underwriting, Pty. Ltd., Sydney, Australia (1989-1992); and General Manager in the Commercial Banking Department for United Bank, New Zealand. Mr. Millar is currently a resident of Hong Kong.

        Patrick Magee - A resident of Belfast, Northern Island, Mr. Magee was the President of Clearview from February, 1997, until November 17, 1997, when he sold his interest in Holding to Mr. Oosthuizen's company, Nuova-Arca Investments, Ltd., the sole stockholder of Holding. Mr. Magee has been self-employed in the construction and property development businesses for the last five years. He was the President and a director of International Resort Developers, Inc. from 1996 through November 1997. Mr. Magee is a director of Clearview.

        Jaakko Juntti - An independent management consultant, Mr. Juntti has a Master of Law degree from Turku University in Finland and has 24 years of banking experience in Helsinki and London. In London, he was an officer and subsequently Chief Executive Officer of Posti Banki (UK) Ltd., a bank based in the United Kingdom, from 1982 to 1990. He has additional experience in general business administration, international trading, especially shipping, having worked as the finance director of Finnlines Ltd., a large ship owning and management company for 4 years. Mr. Juntti currently resides in Monaco.

        Francis Hoogewerf - Mr. Hoogewerf is the Chairman and Chief Executive Officer of Hoogewerf et Cie, a company which is based in Luxembourg and which is engaged in the business of providing accounting services. He is an English Chartered Accountant who was born and educated in England and he is recognized as both an "Expert Comptable" (a certified public accountant) and a "Reviseur d'Enterprise" (a certified auditor). He has 37 years experience in international tax and corporate planning. Mr. Hoogewert's firm provides accounting services for Holding.

        Nigel Spinks - Since 1961, Mr. Spinks has been a practicing Solicitor of the Supreme Court of England and Wales. A graduate in law from the London School of Economics, Mr. Spinks practices in all aspects of international transactions and investments, as well as their interface with national laws relating to securities, finance, corporations, real property ownership and related taxation issues. Mr. Spinks also provides law-related consulting services related to international transactions through Syndeco Management Services. Mr. Spinks is a director of Holding and of Nuova-Arca Investments, Ltd., the sole stockholder of Holding. Mr. Spinks resides and practices in London, England.


RISK FACTORS AND OTHER CONSIDERATIONS

        Members should carefully consider the following risk factors as well as other considerations and information in this Proxy Statement before voting on Proposal 6.

        The Business of Clearview. If Proposal 6 is approved and the Agreement consummated, Sunport will in effect become a holding company for Clearview. It is presently not contemplated that Sunport will conduct any business separately from Clearview and thus the success of Sunport will be dependent on the success of Clearview. An explanation of the business of Clearview and the risks associated with such business are discussed herein under the heading "CLEARVIEW CAPITAL CORPORATION". Members should also carefully review and consider all of the information set forth herein regarding Clearview, its history, operations, management, financial condition, competitive factors, regulatory environment, and other matters affecting the business and performance of Clearview.

        Change in Management. The individuals who will replace two of the three existing directors of the Company under the terms of the Agreement are affiliated with Holding and Clearview. Moreover, it is contemplated that the officers of the Company will change as described herein. The future success of the Company will depend in part upon the business acumen of the new management of the Company and Clearview. There can be no assurances that the new management of the Company and Clearview will be successful.

        Dilution and Change in Control of the Company. The issuance of New Shares and, depending upon the operating results of Clearview in its fiscal years ending December 31, 1998 and 1999, Additional New Shares will result in a change in control of the Company. Existing Members, who in the aggregate now own 100% of the Common Stock of the Company will, after the issuance of New Shares and the closing of the proposed transaction, own 25% of the Common Stock of the Company. Upon the issuance of any Additional New Shares and subject to any adjustments as provided in the Agreement after the closing, the percentage interest of the existing Members in the Company could be reduced even further. Subject to the relevant laws of the State of Nevada, as described above, Holding will control the election of all or a majority of directors of the Company and hence will control the strategic direction and operating activities of the Company. Therefore, the remaining Members, if dissatisfied with the new management of the Company, would have no practical means of substantially influencing management and their only practical alternative might be to attempt to sell their shares of Common Stock. There can be no assurances as to the price of or the existence of a liquid market for the Company's Common Stock at the time that a Member might attempt to sell his or her shares of Common Stock.

        Continuance of NASDAQ Listing. Consummation of the proposed acquisition of Clearview by the Company will help the Company in its attempt to maintain its eligibility to be listed on the Small Cap Market, especially in light of the recent developments and the change in the requirements for an initial listing and to continue an existing listing. However, the requirements for continuing and initial listing on the Small Cap Market may change again in the future and the Company is limited in its ability to influence or affect such listing requirements which are within the regulatory jurisdiction of the Commission and the NASDAQ. Moreover, NASDAQ maintains substantial discretionary authority over the initial and continued listing of companies on its stock exchanges. Therefore, notwithstanding the consummation of the proposed transaction described in Proposal 6 and of the Consolidation, and notwithstanding the Company's best efforts to maintain its eligibility, there can be no assurances that the Company will be able to maintain its listing on the Small Cap Market upon consummation of the acquisition of Clearview or thereafter.

        Short Operating History. Clearview has a relatively short operating history. The historical as well as the pro forma financial information presented herein or otherwise available may not necessarily reflect the results of operations and financial condition of Clearview and the Company in the future. There can be no assurance that Clearview can be operated profitably over the long-term as a stand-alone enterprise. Its success will depend on many factors, among them competitive factors as well as the risks inherent in real estate lending and the secondary mortgage market generally. The historical financial information included herein does not reflect any changes that may occur in the funding and operations of Clearview as a result of the termination of Clearview's prior warehouse lending agreement with First National Bank of Keystone and its replacement by the new Warehouse Credit and Security Agreement with Residential Funding Corporation. The most recent audited statement of Clearview are as of December 31, 1996. The interim financial statements and information provided by Clearview for use in this Proxy Statement are unaudited and have been prepared by the management of Clearview. See "Unaudited Pro Forma Combined Financial Data," including the discussion of the assumptions reflected therein, and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        General Lending Risk and Defaults in Loans Held for Sale. Real estate and other commercial lending activities involve the extension of credit facilities that are subject to a variety of risks. These risks include, but are not limited to, the possibilities that (1) the borrower will not be able to repay either the principal of, or interest on, its obligations, (2) the value of assets securing the loans may fluctuate negatively, thereby reducing the liquidation value of collateral supporting loans that are being liquidated, and
(3) interest rates may fluctuate, causing negative spreads between certain fixed rate loans and the cost to the lender to borrow funds. In addition, significant decreases in interest rates could accelerate the rate of loan repayments from existing borrowers. All or any one of the foregoing lending risks could have an adverse effect on the operations and profitability of Clearview.

        While Clearview generally has held loans which it has purchased for periods of generally up to three weeks, it is foreseeable that in the event of a disruption to the secondary mortgage loan market or even a downtrend in investor demand for pooled mortgage loans, Clearview's business could suffer a substantial negative impact. A reduction in the demand for loans in the secondary market would reduce the volume of loans that Clearview could sell which would adversely affect earnings. Any substantial delays in selling loans due to such market events would be accompanied by an increased risk of default on loans held for sale by Clearview. Since Clearview has until now typically made purchases of loans shortly following their origination, and has typically held them for periods of up to three weeks, there has been little risk that the loans would default while in Clearview's hands. Thus if Clearview's holding period were lengthened for any reason, or if loans of recent origination available for purchase were to decrease, Clearview's business and profitability would be adversely affected.

        Competition. Clearview's competitors for origination of loans include banks, mortgage brokers, mortgage bankers, finance companies and other financial institutions, many of which are substantially larger and have significantly greater resources than the Clearview. No assurances can be given that Clearview will be able to compete successfully with such other companies.

        Applicable State and Federal Regulations. Clearview's operations are subject to or affected by extensive state and federal law regulations, including, but not limited to, the following: The CFL Law, the Holden Act, the Federal Truth-in-Lending Act, the National Housing Act and the regulations promulgated under such laws. Although Clearview management believes that existing statutes and regulations have not had and will not have a materially adverse effect on the business of Clearview, it is possible to forecast the nature of future legislation, regulations, judicial decisions, orders or interpretations, nor their impact upon the future business, financial condition or prospects of Clearview and hence of the Company.

        Dependence on Key Personnel. The success of Clearview's business is highly dependent upon the members of senior management of Clearview. The loss of the services of one or more of them could have a material adverse effect upon Clearview's business and development. No assurances can be made that key personnel will not depart, or that their departure would not have adverse consequences to the operation of Clearview or any of its divisions.

        Economic Slowdown or Recession. The risks associated with Clearview's business become more acute in any economic slowdown or recession. Periods of economic slowdown or recession may be accompanied by decreased demand for consumer or commercial credit and declining real estate and other asset values. In the secured lending business, any material decline in collateral values increases the loan-to-value ratios of loans previously made thereby weakening collateral coverage and increasing the possibility of a loss in the event of a default. Delinquencies, foreclosures and losses generally increase during economic slowdowns or recessions. In addition, in an economic slowdown or recession, the servicing costs of loans held by Clearview will increase. Any sustained period of increased delinquencies, foreclosures, losses or increased costs could adversely affect Clearview's ability to sell loans and could increase the cost and/or reduce the margins associates with selling loans, which in either case could adversely affect Clearview's financial condition and results of operations.

        Changes in Interest Rates. Clearview's profitability may be directly affected by the level of and fluctuations in interest rates because they affect Clearview's ability to earn a spread between proceeds received with respect to sales of loans and the costs of its liabilities. While Clearview monitors the interest rate environment, there can be no assurance that the profitability of Clearview would not be adversely affected during any period of changes in interest rates. In addition, an increase in interest rates would decrease the demand for residential mortgage refinancings. In the medium term such effects would likely be roughly proportionate to the actual increase in rates. A substantial and sustained increase in interest rates could adversely affect Clearview's ability to sell loans, reduce the average size of loans purchased by Clearview and reduce the margins or profits recognized by Clearview upon their sale. Fluctuating interest rates also may affect the net income earned by Clearview resulting from the difference between the yield to Clearview on loans held pending sale and funds borrowed by Clearview to finance the origination of such loans. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

VOTES REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

        Under the Company's Memorandum and the BCCA, Proposal 6 must be approved by the affirmative vote of the holders of the majority of the Votes Cast.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" PROPOSAL
6.

                                    AUDITORS

        The Board of Directors has retained Deloitte & Touche LLP as the Company's auditors for the current fiscal year and has been advised that Deloitte & Touche LLP is independent with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting but, during the Meeting, will be able to respond by telephone at (604) 669-1322 to appropriate questions from Members.

                              FINANCIAL STATEMENTS

        The audited financial statements of the Company for the period ended September 30, 1997 (the "Financial Statements"), together with the Auditors' Report thereon, will be presented to Members at the Meeting. The Financial Statements, together with the Auditors' Report thereon and Directors' Report to Members are being mailed to Members of record with this Proxy Statement. Copies of the Financial Statements, together with the Directors' Report to Members, Notice of Meeting, Information Circular and Instrument of Proxy will be available from the Company's Registrar and Transfer Agent, Pacific Corporate Trust Company, 830-625 Howe Street, Vancouver, British Columbia V6C 3B8, or the Company's Registered Office, #1600-609 Granville Street, P. O. Box 10068 Pacific Centre, Vancouver, British Columbia V7Y 1C3.

                                  OTHER MATTERS

        The directors of the Company know of no other business to be presented at the Meeting. If other matters property come before the meeting in accordance with the Company's Articles, the persons named as proxies will vote on them in accordance with their best judgment.

        You are urged to complete, date, sign and return your Proxy promptly to make certain your shares will be voted at the Meeting, even if you plan to attend the meeting in person. If you desire to vote your shares in person at the meeting, your proxy may be revoked. For your convenience in returning the Proxy, a pre-addressed and postage paid envelope has been enclosed.

                      INFORMATION REGARDING PREPARATION OF
                              THIS PROXY STATEMENT

SOURCES OF INFORMATION

        All information concerning the Company contained in this Proxy Statement has been furnished by the Company and all information concerning Clearview and Holding and their respective financial condition, operations, history, organization and their respective officers, directors and shareholders has been furnished by those respective parties. No person is authorized to make any representation concerning the matters described herein, other than as set forth herein, and if given or made any such representation must not be relied upon as having been authorized by the Company or by any person other than the person making it.

FORWARD-LOOKING STATEMENTS

        Certain statements in this Proxy Statement, including those under the captions "Background and Reasons for the Transaction" and, relative to Clearview, the sections entitled "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements of the Company and/or Clearview to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. When used in this Proxy Statement, the words "estimate", "project", "intend", "expect", "anticipate", and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various factors, many of which are beyond the control of the Company and Clearview, and were derived utilizing numerous assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements, including, but are not limited to, the following: uncertainty as to the future profitability of the Company and Clearview after the acquisition; the effectiveness of the Company's strategy to grow through expansion of the Clearview business; competition in the existing and potential future lines of business of Clearview; the accuracy of Clearview's estimates of Clearview's funding requirements for the performance of certain its loan purchasing activities. Other factors and assumptions not identified above such as changeable regulatory requirements applicable to the Company, Clearview, and the Clearview business were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as other factors may also cause actual results to differ materially from those projected. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting such forward-looking statements.


     DATED at Vancouver, British Columbia, on the 29th day of December, 1997

                              BY ORDER OF THE BOARD

                           SUNPORT MEDICAL CORPORATION

                            "Dennis R. Gutzman, M.D."

                       DENNIS R. GUTZMAN, M.D., PRESIDENT

                                   APPENDIX A


                         WYOMING ARTICLES OF CONTINUANCE

                                   APPENDIX A



Secretary of State
State of Wyoming
The Capitol
Cheyenne, WY 82002-0020


                                STATE OF WYOMING
                                 APPLICATION FOR
                           CERTIFICATE OF REGISTRATION
                           AND ARTICLES OF CONTINUANCE


        Pursuant to W.S. 17-16-1710 of the Wyoming Business Corporation Act, the undersigned hereby submits the following Articles of Continuance:

1.      The name of the corporation is SUNPORT MEDICAL CORPORATION.

2. It is incorporated under the laws of BRITISH COLUMBIA, VANCOUVER, CANADA.

3. The date of its incorporation is JANUARY 29, 1988 and the period of its duration is perpetual.

4. The address of its principal office in the Province under the laws of which it is incorporated is:

               609 GRANVILLE STREET
               SUITE 1600
               VANCOUVER BRITISH COLUMBIA, CANADA V7Y 1C3

5. The mailing address where correspondence and requests for annual reports can be sent:

               2414 BABCOCK
               SUITE 105
               SAN ANTONIO, TEXAS 78229

6. The physical address of its registered office in Wyoming and name of its registered agent at that address is:

               PRENTICE-HALL CORPORATION SYSTEM, INC.
               1600 VAN LENNEN AVENUE
               CHEYENNE, WYOMING 82001

7. The purpose or purposes of the corporation which it proposes to pursue in the transaction of business in this state.

               THE PURPOSE OF THE CORPORATION IS TO ENGAGE IN ANY LAWFUL BUSINESS FOR WHICH CORPORATIONS MAY BE ORGANIZED UNDER THE WYOMING BUSINESS CORPORATION ACT INCLUDING, BUT NOT LIMITED TO, THE WHOLESALE PURCHASE AND RESALE OF LOANS SECURED BY REAL ESTATE.

8. The names and respective addresses of its officers and directors are:

Office                       Name                                Address
------                       ----                                -------
PRESIDENT/DIRECTOR           DENNIS R. GUTZMAN, M.D.             2414 BABCOCK, SUITE 105
                                                                 SAN ANTONIO, TX  78229

CHIEF FINANCIAL OFFICER      TRACEY L. BUNCE                     2414 BABCOCK, SUITE 105
                                                                 SAN ANTONIO, TX  78229

SECRETARY/DIRECTOR           LAWRENCE BARR                       716-850 West Hastings Street
                                                                 Vancouver, British Columbia
                                                                 Canada V6C 1E1

DIRECTOR                     WILLIAM H. MCCONNACHIE              716-850 West Hastings Street
                                                                 Vancouver, British Columbia
                                                                 Canada V6C 1E1

9. The aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class is:


No. of Shares                Class          Series        Par Value Per Share
-------------                -----          ------        -------------------
100,000,000                  COMMON         NONE          NO PAR VALUE


10. The aggregate number of issued shares or other ownership units itemized by classes, par value of shares, shares without par value and series, if any, within a class is:

No. of Shares                Class          Series        Par Value Per Share
-------------                -----          ------        -------------------
18,958,311                   COMMON         NONE          NO PAR VALUE


11. The corporation hereby incorporates by this reference its Memorandum of Association and Articles of Incorporation adopted in British Columbia in order to permit the same to continue to act as the articles of incorporation and bylaws, respectively, of the corporation, provided, however, that the corporation's Memorandum of Association and Articles of Incorporation shall be deemed amended to the extent necessary to make the same conform to the laws of Wyoming and to the provisions of these Articles of Continuance.

12. The corporation accepts the Constitution of this State in compliance with the requirements of Article 10, Section 5 of the Wyoming Constitution.



Dated             , 1998            By:
     ------------                      ---------------------------------


                                    Title:
                                          ------------------------------

STATE OF ____________________________)

COUNTY OF ___________________________)

I, _______________________, Notary Public, do hereby certify that on this _________ day of _________________________, 199___, personally appeared before me ______________________________________, who, being by me first sworn, declared that he/she signed the foregoing document as ________________________________________ of the corporation, and that the statements therein contained are true.

In witness whereof, I have hereunto set my hand and seal this _____________ day of ___________________________, 199___.



-------------------------------------
Notary Public


(Notarial Seal)

My Commission Expires:__________________________

                                   APPENDIX B



                                MERGER AGREEMENT

                                   APPENDIX B

                          PLAN AND AGREEMENT OF MERGER

                                       OF

                           SUNPORT MEDICAL CORPORATION
                             (a Wyoming corporation)

                                       AND

                           ARGENT CAPITAL CORPORATION
                             (a Nevada corporation)

        THIS PLAN AND AGREEMENT OF MERGER entered into on
                   , 199__, by and between SUNPORT MEDICAL CORPORATION ("Sunport"), a business corporation of the State of Wyoming, and ARGENT CAPITAL CORPORATION ("Argent"), a business corporation of the State of Nevada.

        WHEREAS, Sunport is a business corporation of the State of Wyoming with its registered office located at 1600 Van Lennen Avenue, Cheyenne, Wyoming 82001; and

        WHEREAS, the total number of shares of stock which Sunport has authority to issue is 100,000,000 common shares; and

        WHEREAS, Argent is a business corporation of the State of Nevada with its registered office therein located at 502 East John Street, Carson City, Nevada 89706; and

        WHEREAS, the total number of shares of stock which Argent has authority to issue is 100,000,000 common shares, $.001 par value, and 1,000,000 preferred shares, $.001 par value; and

        WHEREAS, the Wyoming Business Corporation Act permits a merger of a business corporation of the State of Wyoming with and into a business corporation of another jurisdiction; and

        WHEREAS, the General Corporation Law of the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

        WHEREAS, Sunport and Argent and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare and best interests of said corporations and their respective stockholders to merge Sunport with and into Argent pursuant to the provisions of the Wyoming Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth; and

        WHEREAS, the business purpose of the merger is to change the place of organization (i.e. domicile) of Sunport from Wyoming to Nevada.

        NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Sunport and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Argent and approved by a resolution adopted by its Board of Directors, the Plan and Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Plan and Agreement set forth.

        1. Sunport and Argent shall, pursuant to the provisions of the Wyoming Business Corporation Act and the provisions of the Nevada Revised Statutes, be merged with and into a single corporation, to wit, Argent, which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "SURVIVING CORPORATION" and which shall continue to exist as said surviving corporation under the present name pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Sunport, which is sometimes hereinafter referred to as the "NON-SURVIVING CORPORATION" shall cease at said effective time in accordance with the provisions of the Wyoming Business Corporation Act.

        2. The Articles of Incorporation of the surviving corporation when the merger becomes effective shall be the Articles of Incorporation of said surviving corporation.

        3. The present Bylaws of the surviving corporation shall be the Bylaws of said surviving corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

        4. The directors and officers in office of the non-surviving corporation at the effective time of the merger shall be members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the surviving corporation.

        5. Each issued share of the non-surviving corporation shall, at the effective time of the merger, be converted into one (1) share of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one (1) issued share of the surviving corporation.

        6. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the non-surviving corporation in accordance with the provisions of the Wyoming Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Wyoming and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Wyoming and the State of Nevada and elsewhere to effectuate the merger herein provided for.

        7. The Board of Directors and the proper officers of the non-surviving corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

        8. The effective time of this Plan and Agreement of Merger, and the time at which the merger herein agreed upon shall become effective in the State of Wyoming and the State of Nevada, shall be ______________________, 1998.


        IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed by the duly authorized representatives of the parties hereto on this _______ day of ___________________, 1998.

                           SUNPORT MEDICAL CORPORATION




                                    By:
                                       ---------------------------------

                                    Title: President
                                          ------------

Attest:


------------------------------
Chief Financial Officer
                                       B-3

                                    ARGENT CAPITAL CORPORATION




                                    By:
                                       ---------------------------------

                                    Title:
                                          ------------------------------

Attest:



------------------------------
Secretary

                                   APPENDIX C





        PROPOSED ARTICLES OF INCORPORATION FOR ARGENT CAPITAL CORPORATION

                                   APPENDIX C


                            ARTICLES OF INCORPORATION

                                       OF

                           ARGENT CAPITAL CORPORATION



        I, the person hereinafter named as incorporator, for the purpose of associating to establish a corporation, under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, do hereby adopt and make the following Articles of Incorporation:

                                    ARTICLE I

        The name of the corporation (hereinafter called the corporation) is ARGENT CAPITAL CORPORATION.

                                   ARTICLE II

        The name of the corporation's resident agent in the State of Nevada is The Prentice-Hall Corporation System, Nevada, Inc., and the street address of the said resident agent where process may be served on the corporation is 502 East John Street, Carson City, Nevada, 89706. The mailing address and the street address of the said resident agent are identical.

                                   ARTICLE III

        The total number of shares of all classes which the corporation is authorized to issue is 101,000,000, of which 100,000,000 shares shall be designated as "COMMON STOCK," and 1,000,000 shares shall be designated as "PREFERRED STOCK," all of which are of a par value of .001 dollars each.

        The designations and the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

        PREFERRED STOCK. The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred

Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and articles of amendment shall be filed with the Nevada Secretary of State as required by law to be filed with respect to issuance of such Preferred Stock, prior to the issuance of any shares of such series.

        The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing articles of amendment which are effective without Shareholder action to increase or decrease the number of shares included in each series of Preferred Stock, but not below the number of shares then issued, and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of each such series. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of holders of the Common Stock of the corporation to vote one vote per share on all matters submitted for shareholder action. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

        (a) the annual dividend rate, if any, on shares of such series, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

        (b) whether the shares of such series shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

        (c) the obligation, if any, of the corporation to redeem shares of such series pursuant to a sinking fund;

        (d) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

        (e) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

        (f) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the corporation; and

        (g) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

        The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

        COMMON STOCK. Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this
Article III, the Common Stock of the corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in the corporation's Articles of Incorporation, including, but not limited to, the following rights and privileges:

        (h) dividends may be declared and paid or set apart for payment upon the Common Stock out of assets or funds of the corporation legally available for the payment of dividends;

        (i) the holders of Common Stock shall have the right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; and

        (j) upon the voluntary or involuntary liquidation, dissolution or winding-up of the corporation, the net assets of the corporation available for distribution shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

                                   ARTICLE IV

        No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

        The governing board of the corporation shall be styled as a "BOARD OF DIRECTORS," and any member of said Board shall be styled as a "Director."

        The number of members constituting the first Board of Directors of the corporation is three (3), and the name and the post office box or street address, either residence or business, of the directors are as follows:

               NAME                       ADDRESS
               ----                       -------
        Dennis R. Gutzman, M.D.           8620 N. New Braunfels, Suite 210
                                          San Antonio, Texas 78217

        William H. McConnachie            716-850 West Hastings Street
                                          Vancouver, British Columbia
                                          CANADA V6C 1E1

        Lawrence O. Barr                  716-850 West Hastings Street
                                          Vancouver, British Columbia
                                          CANADA V6C 1E1

        The number of directors of the corporation may be increased or decreased in the manner provided in the Bylaws of the corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

                                    ARTICLE V

        The name and the post office box or street address, either residence or business, of the incorporator signing these Articles of Incorporation are as follows:

               NAME                       ADDRESS
               ----                       -------

        Sandor X. Mayuga                  2049 Century Park East
                                          Suite 755
                                          Los Angeles, CA  90067


                                   ARTICLE VI

        The corporation shall have perpetual existence.

                                   ARTICLE VII

        The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.


                                  ARTICLE VIII

        The corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.


                                   ARTICLE IX

        The nature of the business of the corporation and the objects or the purposes to be transacted, promoted, or carried on by it are as follows, provided that the corporation may engage in any other lawful activity:

        To do any and all things and exercise any and all powers, rights, and privileges which a corporation may now or hereafter be organized to do or to exercise under the General Corporation Law of the State of Nevada or under any act amendatory thereof, supplemental thereto, or substituted therefor.

        The foregoing provision of this Article IX shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing purpose and power shall not be held to limit or restrict in any manner the purposes and powers of the corporation, and the purpose and power herein specified shall, except when otherwise provided in this Article IX be in no way limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of these Articles of Incorporation; provided, that the corporation shall not carry on any business or exercise any power in any state, territory, or country which under the laws thereof the corporation may not lawfully carry on or exercise.

                                    ARTICLE X

        The corporation reserves the right to amend, alter, change, or repeal any provision contained in these articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


        IN WITNESS WHEREOF, I do hereby execute these Articles of Incorporation on _______________________________, 199__.



                                          ----------------------------------
                                          SANDOR X. MAYUGA,
                                          INCORPORATOR



STATE OF CALIFORNIA)

COUNTY OF ___________________________)

        I, _______________________, Notary Public, do hereby certify that on this _________ day of _________________________, 199___, personally appeared before me ______________________________________, who, being by me first sworn, declared that he/she signed the foregoing document as ________________________________________ of the corporation, and that the statements therein contained are true.

        In witness whereof, I have hereunto set my hand and seal this _____________ day of ___________________________, 199___.



                                          -------------------------------------
                                          Notary Public


(Notarial Seal)

My Commission Expires:__________________________

                                   APPENDIX D


                 PROPOSED BYLAWS FOR ARGENT CAPITAL CORPORATION

                                   APPENDIX D


                                     BYLAWS

                                       OF

                           ARGENT CAPITAL CORPORATION
                             (a Nevada corporation)



                                    ARTICLE I

                                  STOCKHOLDERS


        1.1 CERTIFICATES REPRESENTING STOCK. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation or by agents designated by the Board of Directors, certifying the number of shares owned by him or her in the corporation and setting forth any additional statements that may be required by the General Corporation Law of the State of Nevada (the "GENERAL CORPORATION LAW"). If any such certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, a facsimile of the signature of the officers, the transfer agent or the transfer clerk or the registrar of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any certificate or certificates shall cease to be such officer or officers of the corporation before such certificate or certificates shall have been delivered by the corporation, the certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer or officers of the corporation.

        Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the certificates representing stock of any such class or series shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

        The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to save been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his or her legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

        1.2 FRACTIONAL SHARE INTERESTS. The corporation is not obliged to but may execute and deliver a certificate for or including a fraction of a share. In lieu of executing and delivering a certificate for a fraction of a share, the corporation may proceed in the manner prescribed by the provisions of Section
78.205 of the General Corporation Law.

        1.3 STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof or by his or her attorney "hereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes, if any, due thereon.

        1.4 RECORD DATE FOR STOCKHOLDERS. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        1.5 MEANING OF CERTAIN TERMS. As used in these Bylaws in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "SHARE" or "SHARES" or

"SHARE OF STOCK" or "SHARES OF STOCK" or "STOCKHOLDER" or "STOCKHOLDERS" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Articles of Incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the Articles of Incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Articles of Incorporation.

        1.6    STOCKHOLDER MEETINGS.

        (a) TIME. Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of meeting, shall be at such time and date as the Board of Directors, by resolution, shall determine. A special meeting shall be held on the date and at the time fixed by the Board of Directors.

        (b) PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix.

        (c) CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

        (d) NOTICE OR WAIVER OF NOTICE. Notice of all meetings shall be in writing and signed by the President or Vice-President or the Secretary, or an Assistant Secretary, or by such other person or persons as the directors must designate. The notice must state the purpose or purposes for which the meeting is called and the time when, and the place, where it is to be held. A copy of the notice must be either delivered personally or mailed postage prepaid to each stockholder not less than ten nor more than sixty days before the meeting. If mailed, it must be directed to the stockholder at his or her address as it appears upon the records of the corporation. Any stockholder may waive notice of any meeting by a writing signed by him or her, or his or her duly authorized attorney, either before or after the meeting; and whenever notice of any kind is required to be given under the provisions of the General Corporation Law, a waiver thereof in writing and duly signed whether before or after the time stated therein, shall be deemed equivalent thereto.


        (e) CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his or her absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

        (f) PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for him or her by proxy in any manner described in, or otherwise authorized by, the provisions of Section 78.355 of the General Corporation Law.

        (g) INSPECTORS. The directors, in advance of any meeting, may, but need not appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or her or them and execute a certificate of any fact found by him or her or them.

        (h) QUORUM. Stockholders holding at least a majority of the voting power are necessary to constitute a quorum at a meeting of stockholders for the transaction of business unless the action to be taken at the meeting shall require a greater proportion. The stockholders present may adjourn the meeting despite the absence of a quorum.

        (i) VOTING. Each share of stock shall entitle the holder thereof to one vote. In the election of directors, a plurality of the votes cast shall elect. Any other action shall be authorized by stockholders who hold at least a majority of the voting power and are present at a meeting at which a quorum is present except where the General Corporation Law, the Articles of Incorporation, or these Bylaws prescribe a different percentage of votes and/or a different exercise of voting power. In the election of directors, voting need not be by ballot; and, except as otherwise may be provided by the General Corporation Law, voting by ballot shall not be required for any other action.

        1.7 STOCKHOLDER ACTION WITHOUT MEETINGS. Except as may otherwise be provided by the General Corporation Law, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed. Any written consent shall be subject to the requirements of Section 78.320 of the General Corporation Law and of any other applicable provision of law.


                                   ARTICLE II

                                    DIRECTORS

        2.1 FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by the Board of Directors of the corporation. The Board of Directors shall have authority to fix the compensation of the members thereof for services in any capacity. The use of the phrase "whole Board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

        2.2 QUALIFICATIONS AND NUMBER. Each director must be at least 18 years of age. A director need not be a stockholder or a resident of the State of Nevada. The initial Board of Directors shall consist of three (3) persons. Thereafter the number of directors constituting the whole Board shall be not less than three (3) nor more than nine (9), as may be designated from time to time by resolution of a majority of the entire Board of Directors.

        2.3 ELECTION AND TERM. Directors may be elected in the manner prescribed by the provisions of Sections 78.320 through 78.335 of the General Corporation Law of Nevada. The first Board of Directors shall hold office until the first election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an election of directors by stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. In the interim between elections of directors by stockholders, newly created directorships and any vacancies in the Board of Directors, including any vacancies resulting from the removal of directors for cause or without cause by the stockholders and not filled by said stockholders, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

        2.4    MEETINGS.

        (a) TIME. Meetings shall be held at such time as the Board shall fix except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

        (b) PLACE. Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

        (c) CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, or a majority of the directors in office.

        (e) NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice, if any, need not be given to a director or to any member of a committee of directors who submits a written waiver of notice signed by him or her before or after the time stated therein.

        (e) QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as the Articles of Incorporation or these Bylaws may otherwise provide, and except as otherwise provided by the General Corporation Law, the act of the directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

        Members of the Board or of any committee which may be designated by the Board may participate in a meeting of the Board or of any such committee, as the case may be, by means of a telephone conference or similar method of communication by which all persons participating in the meeting hear each other. Participation in a meeting by said means constitutes presence in person at the meeting.

        (f) CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

        2.5 REMOVAL OF DIRECTORS. Any or all of the directors may be removed for cause or without cause in accordance with the provisions of the General Corporation Law.

        2.6 COMMITTEES. Whenever its number consists of two or more, the Board of Directors may designate one or more committees which have such powers and duties as the Board shall determine. Any such committee, to the extent provided in the resolution or resolutions of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal or stamp of the corporation to be affixed to all papers on which the corporation desires to place a seal or stamp. Each committee must include at least one director. The Board of Directors may appoint natural persons who are not directors to serve on committees.

        2.7 WRITTEN ACTION. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or of the committee, as the case may be.


                                   ARTICLE III

                                    OFFICERS

        3.1 OFFICERS. The corporation must have a President, a Secretary, and a Treasurer, and, if deemed necessary, expedient or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents with such titles as the resolution choosing them shall designate. Each of any such officers must be natural persons and must be chosen by the Board of Directors or chosen in the manner determined by the Board of Directors.

        3.2 QUALIFICATIONS. Except as may otherwise be provided in the resolution choosing him or her, no officer other than the Chairman of the Board, if any, and the Vice-Chairman of the Board, if any, need be a director.

        Any person may hold two or more offices, as the directors may determine.

        3.3 TERM OF OFFICE. Unless otherwise provided in the resolution choosing him or her, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor shall have been chosen or until his or her resignation or removal before the expiration of his or her term.

        Any officer may be removed, with or without cause, by the Board of Directors or in the manner determined by the Board.

        Any vacancy in any office may be filled by the Board of Directors or in the manner determined by the Board.


        3.4 DUTIES AND AUTHORITY. All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolution designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions or instruments may be inconsistent therewith.


                                   ARTICLE IV

                                 INDEMNIFICATION

        4.1    AUTHORITY TO INDEMNIFY.

        (a) The corporation shall indemnify or obligate itself to indemnify an individual made a party to a proceeding because he or she is or was a director, officer, employee or agent of the corporation, or was serving at the request of the corporation as a director, officer or employee or agent of another corporation, partnership, joint venture, trust or other enterprise for reasonable expenses, judgments, fines, penalties and amounts paid in settlement (including attorneys' fees), incurred in connection with the proceeding if the individual acted in a manner he or she believed in good faith to be in or not opposed to the best interests of the corporation and, in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director, officer, employee or agent did not meet the standard of conduct set forth above. Indemnification permitted under this action in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

        (b) Under the circumstances prescribed in Section 4.2, the corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

        4.2 MANDATORY INDEMNIFICATION. To the extent that a director, officer, employee or agent of the corporation has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party, or in defense of any claim, issue or matter therein, because he or she is or was a director, officer, employee or agent of the corporation, the corporation shall indemnify the director, employee or agent against reasonable expenses incurred by him or her in connection therewith.

        4.3 ADVANCE FOR EXPENSES. The corporation shall pay for or reimburse the reasonable expenses incurred by a director, officer, employee or agent of the corporation who is a party to a proceeding in advance of final disposition of the proceeding if (a) he or she furnishes the corporation written affirmation of his or her good faith belief that he or she has met the standard of conduct set forth in Section 4.1 of this section, and (b) he or she furnishes the corporation a written undertaking, executed personally or on his or her behalf, to repay any advances if it is ultimately determined that he or she is not entitled to indemnification. The undertaking required by this section must be an unlimited general obligation but need not be secured and may be accepted without reference to financial ability to make repayment.

        4.4 COURT-ORDERED INDEMNIFICATION AND ADVANCES FOR EXPENSES. A director, officer, employee or agent of the corporation who is a party to a proceeding may apply for indemnification or advances for expenses to the court conducting the proceeding or to another court of competent jurisdiction.

        4.5 DETERMINATION OF INDEMNIFICATION. Except as provided in Section 4.2 and except as may be ordered by the court, the corporation may not indemnify a director, officer, employee or agent under Section 4.1 unless authorized thereunder and a determination has been made in the specific case that indemnification of the director, officer, employee or agent is permissible in the circumstances because he or she has met the standard of conduct set forth in
Section 4.1. The determination shall be made:

        (a) by the Board of Directors by majority vote of a quorum consisting of directors not at the time parties to the proceedings;

        (b) if a quorum cannot be obtained, by majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;

        (c)    by special legal counsel

                (i) selected by the Board of Directors or its committee in the manner prescribed in paragraph (a) or (b) of this section; or

               (ii) if a quorum of the Board of Directors cannot be obtained and a committee cannot be designated or selected by majority vote of the full Board of Directors (in which selection directors who are parties may participate); or

        (d) by the shareholders, but shares owned by or voted under the control of directors, who are at the time parties to the proceeding, may not be voted on the determination.

        4.6 AUTHORIZATION OF INDEMNIFICATION. Authorization of indemnification or determination of an obligation to indemnify and evaluation as to the reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection (c) of Section 4.5 to select counsel.

        4.7 OTHER RIGHTS. The indemnification and advancement of expenses provided by or granted pursuant to this Article IV shall not be deemed exclusive of any other rights, in respect of indemnification or otherwise, to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, resolution, agreement or contract either specifically or in general terms approved by the affirmative vote of the holders of a majority of the shares entitled to vote thereon taken at a meeting the notice of which specified that such bylaw, resolution or agreement would be placed before the stockholders, both as to action by a director, trustee, officer, employee or agent in his or her official capacity and as to action in another capacity while holding such office or position; except that no such other rights, in respect to indemnification or otherwise, may be provided or granted to a director, trustee, officer, employee or agent pursuant to this Section 4.7 by the corporation for liability for (a) any appropriation, in violation of his or her duties, of any business opportunity of the corporation; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) the types of liability set forth in Section 78.300 of the General Corporation Law dealing with illegal or unauthorized distributions of corporate assets, whether as dividends or in liquidation of the corporation or otherwise; or (d) any transaction from which the director derived an improper material tangible personal benefit.

        4.8 INSURANCE. The corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the corporation or who, while a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, officer, employee or agent whether or not the corporation would have power to indemnify him or her against the same liability under this Article IV.

        4.9 CONTINUATION OF EXPENSES. The indemnification and advancement of expenses provided by or granted pursuant to this Article IV shall continue as to a person who has ceased to be a director, trustee, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.


                                    ARTICLE V

                                REGISTERED OFFICE

        The location of the initial registered office of the corporation in the State of Nevada is the address of the initial resident agent of the corporation, as set forth in the original Articles of Incorporation.

        The corporation shall maintain at said registered office a copy, certified by the Secretary of State of the State of Nevada, of its Articles of Incorporation, and all amendments thereto, and a copy, certified by the Secretary of the corporation, of these Bylaws, and all amendments thereto. The corporation shall also keep at said registered office a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively or a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete post office address, including street and number, if any, where such stock ledger or duplicate stock ledger is kept.

                                   ARTICLE VI

                             CORPORATE SEAL OR STAMP

        The corporate seal or stamp shall be in such form as the Board of Directors may prescribe.


                                   ARTICLE VII

                                   FISCAL YEAR

        The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.


                                  ARTICLE VIII

                               CONTROL OVER BYLAWS

        The power to amend, alter, and repeal these Bylaws and to make new Bylaws shall be vested in the Board of Directors subject to the Bylaws, if any, adopted by the stockholders.

        I HEREBY CERTIFY that the foregoing is a full, true, and correct copy of the Bylaws of ARGENT CAPITAL CORPORATION, a Nevada corporation, as in effect on the date hereof.

        WITNESS my hand and the seal or stamp of the corporation.

Dated as of     ________________, 1998.



                                  -------------------------------------
                                  Secretary of Argent Capital Corporation

                                                (SEAL)

                                   APPENDIX E




                            STOCK PURCHASE AGREEMENT,
                            DATED DECEMBER 19, 1997.

                            STOCK PURCHASE AGREEMENT



               THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of December 19, 1997, is made and entered into by and among Sunport Medical Corporation, a British Columbia corporation ("Buyer"), Clearview Holding Corporation, S.A., a Luxembourg corporation ("Seller") and Clearview Capital Corporation, a California corporation (the "Company").


                                    RECITALS

               A. The Company is a wholesale lender, licensed by the California Department of Corporations ("DOC") as a California Finance Lender and approved as a nonsupervised lender by the U.S. Department of Housing and Urban Development ("HUD"), and is engaged in the business of buying and selling home improvement loans, some of which are eligible for insurance under Title I of the National Housing Act, and debt consolidation loans.

               B. The Company has one class of capital stock authorized, comprised of 10,000,000 shares, no par value, of which 271,739 shares are issued and outstanding (the "Shares"). All of the Shares are owned by Seller.

               C. Buyer is a corporation which has sold and liquidated its operations and whose assets are comprised primarily of cash and receivables. Buyer has one class of capital stock authorized, comprised of 93,000,000 voting common shares, no par value, of which 18,458,311 are issued, outstanding and held by shareholders other than Buyer and 500,000 are held in the name of Buyer but cannot be voted by Buyer and, while held by Buyer, do not have dividend, liquidation or other rights. Buyer is a publicly-held corporation, listed for trading on the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

               D. Buyer desires to purchase, and Seller desires to sell, all of the Shares, on the terms set forth in this Agreement.

               In consideration of the premises and of the mutual covenants and agreements contained in this Agreement, the parties agree as follows:


                                    ARTICLE I

                               PURCHASE OF SHARES

1.1     Purchase of Shares

        By executing this Agreement, Buyer agrees to purchase and Seller agrees to sell to Buyer, all of the Shares, subject to the terms and conditions set forth in this Agreement. At the Closing (as defined in Section 5.1, below), the Seller shall assign, transfer and deliver to Buyer and Buyer shall accept the assignment, transfer and delivery from the Seller, of the Shares.

1.2     Purchase Price

        Subject to the Post-Closing Adjustment (as defined in Section 1.3, below), the purchase price for the Shares shall be a number of shares of common stock of Buyer such that immediately after the Closing, Seller shall own 75 Per Cent (75%) of the then total issued and outstanding shares of capital stock of Buyer (the "New Shares"). Based upon the number of Buyer's shares



                                                               December 19, 1997
issued and outstanding, excluding shares held in the name of Buyer, and subject to the Reverse Split, as defined in and pursuant to Section 4.2.6, below, and further subject to adjustment for cashing-out of fractional shares in the course of the Reverse Split and rounding, as described below, Buyer shall issue to Seller at the Closing as the purchase price for the Shares a total of 1,845,831 New Shares, determined as follows:

        (a)     Number of currently issued and outstanding shares of the Buyer:
                18,458,311 shares

        (b)     Number of Buyer shares to be outstanding after the Reverse
                Split:

                18,458,311 = 615,277 shares
                ----------
                    30

        (c) Calculation of the number of New Shares to be issued by Buyer to Seller at the Closing:

                615,277  =  2,461,108 - 615,277 = 1,845,831
                -------                           ---------
                 .25

In calculating the number of New Shares to be issued as described above, any fractional share shall be rounded up to the next whole share.

1.3     Conditional Adjustment of Purchase Price After Closing

        1.3.1 Adjustment for Fiscal Year Ending December 31, 1998. Notwithstanding the issuance of the New Shares at the Closing, in the event the Company reports Net Income, as defined in Section 7.1, below, of over $800,000.00, in its audited financial statements for its fiscal year ending December 31, 1998, the Buyer shall issue and deliver to Seller, additional New Shares ("Additional New Shares") on the basis of 1,000 New Shares for each full increment of $1,000 of Net Income in excess of $800,000, subject to the limitations of Section 1.3.3, below. By way of example only, if the Company's 1998 Net Income is $801,999.00, Buyer shall issue 1,000 Additional New Shares to Seller; if the Net Income is $802,001.00, Buyer shall issue to Seller 2,000 Additional New Shares. Any Additional New Shares shall be issued as described in
Section 1.4, below, and shall be issued as soon as practicable after the issuance of the audited financial statements of the Company for its 1998 fiscal year, but in no event later than 45 days thereafter.

        1.3.2 Adjustment for Fiscal Year Ending December 31, 1999. Notwithstanding the issuance of the New Shares at the Closing, in the event the Company reports Net Income, as defined in Section 7.1, below, of over $800,000.00, in its audited financial statements for its fiscal year ending December 31, 1999, the Buyer shall issue and deliver to Seller Additional New Shares on the same basis as provided in Section 1.3.1, above. Any Additional New Shares shall be issued as soon as practicable after the issuance of the audited financial statements of the Company for its 1999 fiscal year, but in no event later than 45 days thereafter.

        1.3.3 Limitation on Amount of Additional New Shares. The number of Additional New Shares issued pursuant to Sections 1.3.1 and 1.3.2 shall not in any event exceed in the aggregate 3,000,000 Additional New Shares.

1.4     Issuance of New Shares and Additional New Shares

        Any New Shares and Additional New Shares issued by the Buyer may be newly-issued shares of Buyer's only authorized class of common stock or a combination of such newly-issued shares and Treasury Shares, as defined in
Section 2.2.2, below. New Shares and any Additional New Shares shall be issued pursuant to any available exemption from registration or qualification under applicable securities laws of any governmental authority having jurisdiction over the issuance of such securities. Seller understands and agrees that New Shares and any Additional New Shares will be issued as "restricted securities", subject to limitations on transfer due to the available exemption under which any of such shares may be issued. Notwithstanding the

                                                               December 19, 1997
foregoing, after the Closing, as defined below, the Buyer shall, at its expense and upon the written request of the Seller, cause the registration of the New Shares and any Additional New Shares issued after the Closing under the appropriate provisions of the U.S. securities laws and such registration shall be accomplished as promptly as practicable after receipt of such written request and subject to such terms as may be mutually agreed in good faith between Seller and the Buyer.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

2.1     Representations and Warranties of Seller and the Company

        Except as may be set forth in Exhibit 2.1 to this Agreement, the Company (to the extent the following representations and warranties relate to the Company) and Seller represent and warrant to Buyer that:

        2.1.1 Organization, Good Standing and Authority of the Company and Seller. The Company and the Seller are each corporations, duly incorporated, validly existing and in good standing under the laws of the State of California and Luxembourg, respectively. The Company and Seller have all requisite and full corporate power and authority, are in good standing and are duly qualified, authorized, approved and licensed to own, lease, and operate their respective properties and to carry on their respective businesses as they are presently being conducted in each jurisdiction in which their respective ownership or leasing of property or the conduct of their respective businesses requires such licensing, approval or qualification, except where the failure to be so licensed, qualified, approved or in good standing would not have a material adverse effect on the Company or Seller, respectively. The Seller and the Company have previously delivered to the Buyer true and complete copies of the Articles of Incorporation and Bylaws of the Company, together with all amendments thereto, and the Seller and the Company shall deliver to Buyer at the Closing copies of their respective Articles of Incorporation or other chartering documents, certified by Luxembourg and the State of California, respectively, as of the Closing Date (as defined in Section 5.1, below).



                                                               December 19, 1997

        2.1.2 Capital Structure. The authorized capital of the Company consists of 10,000,000 shares of common stock, no par value. There are no other classes of capital stock authorized. The Shares consist of 271,739 shares of Company common stock, all of which are owned by the Seller. Other than the Shares, there are no other shares of common stock of the Company issued and outstanding as of the date of this Agreement, nor shall there be at the Closing Date. All of the Shares are validly issued, fully paid and nonassessable and have been issued in full compliance with all applicable federal and state securities laws. The Company has no other securities of any kind, whether debt, equity, derivative or hybrid, issued or outstanding. There are no outstanding subscriptions, rights, preemptive rights, options, warrants, convertible securities or other agreements or commitments, whether or not vested, which would obligate the Company to issue or to transfer any additional shares of its common stock or any other securities of the Company. None of the Shares has been, or is required to be, registered under the U.S. Securities Exchange Act of 1934, as amended (the '34 Act").

        2.1.3 Subsidiaries. The Company does not own, nor does it have any right or obligation to acquire, directly or indirectly, any interest or investment (whether debt or equity) in any corporation, limited liability company, partnership, joint venture, business or other entity of any kind whatsoever.

        2.1.4  Financial Statements and Regulatory Reports.

               2.1.4.1 The Seller and the Company have previously delivered or made freely available to the Buyer, the audited financial statements of the Company (including statements of financial condition and the related statements of operations, stockholders' equity and changes in financial position) for the fiscal year ended February 28, 1996 and the ten-month period ended December 31, 1996, accompanied by the reports of the Company's independent auditors who prepared such financial statements, together with unaudited interim financial statements as of April 30, June 30 and September 30, 1997 (collectively, the "Company's Financial Statements"). The Company's Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and present fairly the financial condition and results of operations of the Company. The audits of the Company have been conducted in all material respects in accordance with generally accepted auditing standards. The books and records of the Company are being maintained in material compliance with applicable legal and accounting requirements and such books and records accurately reflect in all material respects all dealings and transactions in respect of the business, assets, liabilities and affairs of the Company. The Company has no material indebtedness, obligation, or liability, known or unknown, contingent or otherwise, except those reflected in the Company Financial Statements and those subsequently incurred in the ordinary course of business and which are not in the aggregate material to the operations of the Company. The term "material", with respect to financial matters, is defined in Section 7.1, below.

               2.1.4.2 The Company shall deliver or make freely available to Buyer any and all financial and other reports provided to and correspondence with, any regulatory agency having jurisdiction over the business and operations of the Company. The books of account of the Company fully and fairly reflect all of the material assets, liabilities and transactions of the Company required to be set forth therein for regulatory purposes and under generally accepted accounting principles and are correct and complete in all material respects. All reports required


                                                               December 19, 1997
to be filed with any of the Company's regulators have been properly prepared and filed in accordance with applicable regulations and are correct and complete in all material respects.

        2.1.5  Tax Matters.

               2.1.5.1 The Company has timely filed all federal, state and local (and, if applicable, foreign) income, franchise, excise, real property, personal property and other tax returns required by applicable law to be filed by it (including without limitation, estimated tax returns, income tax returns, information returns and withholding and employment tax returns) and has made timely payment of or, where payment is not required to have been made, has set up an adequate reserve or accrual for the payment of, all taxes shown by those returns to be due and payable, whether disputed or not, in respect of the periods covered by such returns and, as of the Closing Date, the Company will have paid, or where payment is not required to have been made, will have set up an adequate reserve or accrual for the payment of, all taxes for any subsequent periods ending on or prior to the Closing Date. The Company does not have any material liability for any such taxes in excess of the amounts so paid or reserves or accruals so established. There are no foreign, federal, state or local tax liabilities due or to become due for any period prior to January 1, 1997 and there are no material claims pending, proposed or threatened against the Company for past due federal, state or local taxes.

               2.1.5.2 All federal, state and local (and, if applicable, foreign) income, franchise, excise, real property, personal property and other tax returns filed by the Company are complete and accurate in all material respects. The Company is not delinquent in the payment of any tax, assessment or governmental charge, and has not requested any extension of time within which to file any tax returns in respect of any fiscal year or portion thereof which have not since been filed. The federal, state and local income tax returns of the Company have been prepared substantially in compliance with applicable tax laws, regulations and policies, have not received a notice of examination from the applicable tax authorities and no deficiencies for any tax, assessment or governmental charge have been proposed, asserted or assessed (tentatively or otherwise) against the Company as a result of such examinations or otherwise which have not been settled and paid. There are currently no agreements in effect with respect to the Company to extend the period of limitations for the assessment or collection of any tax. As of the date of this Agreement, no audit, examination or deficiency or refund litigation with respect to such return is pending or, to the best of the Company's knowledge, threatened.

               2.1.5.3 The Company is not: (i) a party to any agreement providing for the allocation or sharing of taxes, (ii) required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by the Company (nor does the Company have any knowledge that the Internal Revenue Service has proposed any such adjustment or change of accounting method) or (iii) has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

        2.1.6 Properties. All real and personal property owned by the Company or presently used by it in its business is in an adequate condition (ordinary wear and tear excepted) and is sufficient to carry on the business of the Company in the ordinary course of business consistent with its past practice. The Company has good and marketable title free and clear of all liens, encumbrances, charges, defaults or equities (other than equities of redemption under applicable foreclosure laws) to all of the material properties and assets, real and personal, reflected on the Company Financial Statements or acquired through and including the Closing Date, except (i) liens for current taxes not yet due or payable (ii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent and (iii) as reflected on the Company's Financial Statements. All real and personal property which is material to the Company's business and leased or licensed by the Company is held pursuant to leases or licenses which are valid and enforceable in accordance with their respective terms and such leases or licenses will not terminate or lapse prior to the Closing Date.

        2.1.7 Litigation and Proceedings. There are no legal, administrative, arbitration, governmental, or other proceedings, actions, suits, claims or investigations instituted or pending or, to the best knowledge of the Company, threatened to



                                                               December 19, 1997
which the Company, or any of its directors, officers or employees, is a party which relates to the Company or its properties and which would have a material adverse effect upon the business, financial condition, properties or prospects of the Company. Neither the Company nor Seller is a party to any judgment, order, writ, injunction or decree having, or which may have, a material adverse effect on the business, financial condition, properties or prospects of the Company. The Company has not committed any act or omitted to perform any act that could reasonably be expected to give rise to any material legal action or other material proceeding before any court or administrative agency, the result of which would have a material adverse effect on the Company.

        2.1.8  Authorized and Effective Agreement.

               2.1.8.1 The Company and Seller have all requisite corporate power and authority to enter into this Agreement and, subject to receipt of any necessary governmental approvals, to perform all of their obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Company and Seller. This Agreement has been duly and validly executed and delivered by the Company and Seller.

               2.1.8.2 Neither the execution and delivery of this Agreement, nor consummation of the transactions contemplated by this Agreement, nor compliance by the Company and Seller with any of the provisions of this Agreement: (i) does or will conflict with or result in a breach of any provisions of the Articles of Incorporation, Bylaws or other organizational documents of the Company and Seller, (ii) violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of the Company or Seller pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or Seller is a party, or by which any of their respective properties or assets may be bound or affected, or (iii) subject to receipt of all required governmental and shareholder approvals, violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company of Seller.

               2.1.8.3 No consents or approvals of or filings or registrations with any governmental entity or with any third party are necessary on the part of the Seller or the Company in connection with the execution and delivery by the Company and the Seller of this Agreement and the consummation by the Company and the Seller of the transactions contemplated by this Agreement.

               2.1.8.4 As of the date of this Agreement, to the best knowledge of the Seller and the Company, neither the Company nor Seller is aware of any reasons relating to the Company or Seller why all consents and approvals shall not be procured from all regulatory agencies having jurisdiction over the transactions contemplated by this Agreement as shall be necessary for (i) consummation of the transactions contemplated by this Agreement and (ii) the continuation by the Buyer after the Closing Date of the business of the Company as such business is carried on immediately prior to the Closing Date, free of any conditions or requirements which, in the reasonable opinion of the Company, could have a material adverse effect on the Buyer or the Company or Seller, or materially impair the value of the Company to the Buyer.

        2.1.9 Material Adverse Change. Since September 30, 1997, (i) the Company has conducted its business in the ordinary and usual course (excluding the incurring of expenses in connection with this Agreement and the transactions contemplated by this Agreement), and (ii) no event has occurred or circumstance arisen that, individually or in the aggregate, is reasonably likely to have a material adverse effect on the Company.

        2.1.10 Compliance with Laws.




                                                               December 19, 1997

               2.1.10.1 The Company has all permits, licenses, certificates of authority, orders and approvals of, and the Company or Seller, as appropriate, have made all filings, applications and registrations with, federal, state, local and foreign governmental or regulatory bodies that are required in order to permit the Company to carry on its business as it is presently being conducted and the absence of which could reasonably be expected to have a material adverse effect on the Company. All such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the best knowledge of the Company and Seller, no suspension or cancellation of any of the same is threatened.

               2.1.10.2 Neither the Company nor Seller are in violation of its respective Articles of Incorporation, Bylaws or other organizational documents, or of any applicable foreign, federal, state or local law or ordinance or any order, rule or regulation of any foreign, federal, state, local or other governmental agency or body, or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any governmental agency, any of which violations or defaults could reasonably be expected to have a material adverse effect on the properties or operations of Company or Seller, and neither the Company nor Seller has received any notice or communication from any federal, state or local governmental authority asserting that the Company or Seller is in violation of any of the foregoing which could reasonably be expected to have a material adverse effect on the Company. Neither the Company nor Seller is subject to any regulatory or supervisory cease and desist order, agreement, written directive, understanding or written commitment, and neither of them has received any written communication requesting that it enter into any of the foregoing.

        2.1.11 Ownership of Shares. Seller owns, beneficially and of record, all of the Shares and has sole and complete title to all such Shares, free and clear of any and all liens, claims, charges, encumbrances, equities, voting trust arrangements, adverse claims or restrictions with respect to the sale, transfer or exchange of the Shares. Seller has full power and authority to sell and transfer the Shares as provided in this Agreement, without obtaining the consent or approval of any third party, whether private or governmental. Upon consummation of the Closing, Buyer shall have good and marketable title to the Shares free and clear of any and all liens, claims, charges, encumbrances, equities, voting trust arrangements, adverse claims or restrictions with respect to the sale, transfer or exchange of the Shares.

        2.1.12 Certain Information. Seller and the Company will timely review the Proxy Materials (as defined in Section 7.1, below) to be prepared by Buyer and none of the information relating to the Company and Seller included in the Proxy Materials (including, but not limited to, information relating to their respective operations, businesses, officers, directors, affiliates, financial information and all other material information contained in the Proxy Materials relating to the Company and Seller), as of the date such Proxy Materials are mailed to shareholders of the Buyer and up to and including the date of the meeting of Buyer's shareholders to which such Proxy Materials relate, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date.

        2.1.13 Employee Benefit Plans.

               2.1.13.1 Set forth in Exhibit 2.1 are all Company stock option, employee stock purchase and stock bonus plans, qualified pension or profit-sharing plans, any deferred compensation, consultant, bonus or group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained for the benefit of employees or former employees of the Company (the "Company Employee Plans"), and the Company shall furnish or make available to the Buyer accurate and complete copies of the same together with
(i) the most recent actuarial and financial reports prepared with respect to any qualified plans, (ii) the most recent annual reports filed with any governmental agency, and (iii) all rulings and determination letters and any open requests for rulings or letters that pertain to any qualified plan.

               2.1.13.2 None of the Company Employee Plans maintained and qualified under Section 401 of the Code or, to the best of the Company's knowledge, any fiduciary of such plan has incurred any material liability to the Pension Benefit Guarantee


                                                               December 19, 1997

Corporation or the Internal Revenue Service with respect to any employees of the Company. To the best of the Company's knowledge, no reportable event under
Section 4043(b) of ERISA has occurred with respect to any such pension plan.

               2.1.13.3 The Company does not participate in nor has it incurred any liability under Section 4201 of ERISA for a complete or partial withdrawal from a multi-employer plan (as such term is defined in ERISA).

               2.1.13.4 A favorable determination letter has been issued by the Internal Revenue Service with respect to each Company Employee Plan which is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) (a "Company Pension Plan") which is intended to qualify under Section 401 of the Code to the effect that such plan is qualified under Section 401 of the Code and the trust associated with such employee pension plan is tax exempt under Section 501 of the Code. No such letter has been revoked or, to the best of the Company's knowledge, is threatened to be revoked and neither the Company nor Seller knows of any ground on which such revocation may be based. The Company has no liability under any such plan that is not reflected on the consolidated statement of financial condition of the Company at September 30, 1997 included in the Company Financial Statements, other than liabilities incurred in the ordinary course of business in connection therewith subsequent to the date of said financial statement.

               2.1.13.5 To the best of the Company's and the Seller's knowledge, no prohibited transaction (which shall mean any transaction prohibited by Section 406 of ERISA and not exempt under Section 408 of ERISA or Section 4975 of the Code) has occurred with respect to any Company Employee Plan which would result in the imposition, directly or indirectly, of a material excise tax under
Section 4975 of the Code or otherwise have a material adverse effect on the Company.

               2.1.13.6 Full payment has been made (or proper accruals have been established) of all contributions which are required for periods prior to the date of this Agreement, and full payment will be so made (or proper accruals will be so established) of all contributions which are required for periods after the date of this Agreement and prior to the Closing Date, under the terms of each Company Employee Plan or ERISA; no accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, exists with respect to any Company Pension Plan, and there is no "unfunded current liability" (as defined in Section 412 of the Code) with respect to any Company Pension Plan.

               2.1.13.7 To the best of the Company's knowledge, the Company Employee Plans have been operated in compliance in all material respects with the applicable provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations.

               2.1.13.8 There are no pending or, to the best knowledge of the Company, threatened claims (other than routine claims for benefits) by, on behalf of or against any of the Company Employee Plans or any trust related thereto or any fiduciary thereof.

        2.1.14 Certain Contracts.

               2.1.14.1 Except for agreements, contracts, understandings and other obligations in the amount of $5,000 or less on an annual basis or as set forth in Exhibit 2.1, the Company is not a party to, is bound or affected by, receives, or is obligated to pay, benefits under (i) any agreement, arrangement or commitment, including without limitation any agreement, indenture or other instrument, relating to the borrowing of money by the Company or the guarantee by the Company of any obligation, (ii) any agreement, arrangement or commitment relating to the employment of a consultant or the employment, election or retention in office of any present or former director, officer, shareholder or employee of the Company, (iii) any agreement, arrangement or understanding pursuant to which any payment (whether of severance pay or otherwise) became or may become due to any director, officer or employee of the Company upon execution of this Agreement or upon or following consummation of the transactions contemplated by this Agreement (either alone or in connection with the occurrence of any additional acts or events); (iv) any agreement, arrangement or understanding pursuant to which the Company is obligated to indemnify any director, officer,


                                                               December 19, 1997
employee or agent of the Company; (v) any agreement, arrangement or understanding to which the Company is a party or by which any of the same is bound which limits the freedom of the Company to compete in any line of business or with any person, (vi) any assistance agreement, supervisory agreement, memorandum of understanding, consent order, cease and desist order or condition of any regulatory order or decree with or by the DOC, HUD or any other regulatory or quasi-regulatory agency, or (vii) any other material agreement, lease, license, arrangement or understanding of any kind whatsoever.

               2.1.14.2 Neither the Company nor Seller is in default or in non-compliance, which default or non-compliance could reasonably be expected to have a material adverse effect on the Company, under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party or by which its assets, business or operations may be bound or affected, whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that with the lapse of time or the giving of notice, or both, would constitute such a default or non-compliance.

        2.1.15 Brokers and Finders. Neither the Company nor Seller, nor any of their respective directors, officers or employees, has employed or engaged any broker or finder or incurred any liability for any broker or finder fees or commissions in connection with the transactions contemplated by this Agreement.

        2.1.16 Insurance. Exhibit 2.1 identifies all insurance policies and bonds of the Company, including the type of insurance and the risks insured against, the limits of coverage, the insurance carrier providing such coverage, the agent of the insurer and the policy numbers. The Company is insured for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured and the Company has maintained all insurance and bonds required by applicable laws and regulations.

        2.1.17 Labor. No work stoppage involving the Company is pending or, to the best knowledge of the Company, threatened. The Company is not involved in, or threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding involving the employees of the Company which could have a material adverse effect on the Company. Employees of the Company are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees, and to the best of the Company's knowledge, there have been no efforts to unionize or organize any employees of the Company.

        2.1.18 Required Vote. This Agreement and the transactions contemplated by this Agreement shall be approved by the boards of directors of the Company and the Seller. The actions of the boards of directors of the Company and the Seller authorizing their respective officers to execute and enter into this Agreement on the terms of this Agreement shall be duly ratified by the affirmative vote of the Seller's shareholders in compliance with applicable laws and regulations.

        2.1.19 Environmental Matters.

               2.1.19.1 To the best of the Company's knowledge, the Company is in compliance with all Environmental Laws (as defined below), except for any violations of any Environmental Law which would not, singly or in the aggregate, have a material adverse effect on the Company. The Company has not received any communication alleging that the Company is not in such compliance and, to the best knowledge of the Company, there are no present circumstances that would prevent or interfere with the continuation of such compliance.

               2.1.19.2 To the best of the Company's knowledge, none of the properties owned, leased or operated by the Company has been or is in violation of or liable under any Environmental Law, except any such violations or liabilities which would not singly or in the aggregate have a material adverse effect on the Company.


                                                               December 19, 1997

               2.1.19.3 To the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim or other claim or action or governmental investigation that could result in the imposition of any liability arising under any Environmental Law against the Company or against any person or entity whose liability for any Environmental Claim the Company has or may have retained or assumed either contractually or by operation of law, except such which would not have a material adverse effect on the Company.

               2.1.19.4 The Company has not conducted any environmental studies since its inception with respect to any properties owned, used or occupied by it through the date of this Agreement or which secured or secure loans of the Company through the date of this Agreement.

               2.1.19.5 As used in this Agreement, "Environmental Laws" means any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any governmental entity relating to: (i) the protection, preservation or restoration of the environment, and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Materials of Environmental Concern (as defined below). The term "Environmental Law" includes, but is not limited to, (a) the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Clean Air Act, the Federal Water Pollution Control Act, the Toxic Substances Control Act, the Safe Drinking Water Act and all comparable state and local laws, and (b) any common law, whether or not creating strict liability, that may impose liability or obligations for injuries or damages arising from, or threatened as a result of, the presence of or exposure to any Material of Environmental Concern.

               2.1.19.6 As used in this Agreement, "Materials of Environmental Concern" shall mean pollutants, contaminants, wastes, toxic substances, radioactive substances, petroleum and petroleum products and any other materials regulated under Environmental Laws.

               2.1.19.7 As used in this Agreement, "Environmental Claim" means any written notice from any governmental entity or third party alleging potential liability of any kind arising out of, or based on, or resulting from the presence, or release into the environment, of any Materials of Environmental Concern.

        2.1.20 Accredited Investor; Disclosure. Seller is an "accredited investor", as that term is defined in Regulation D of the U.S. Securities and Exchange Commission (the "SEC") on the basis set forth in Exhibit 2.1. Set forth in Exhibit 2.1 is a true and correct list of the names and addresses of all of the directors and officers (or analogous positions under Luxembourg law) of Seller, and the identities of all of the entities of any kind and the natural persons who own or control, directly or indirectly through one or more of such entities, Five Percent (5%) or more of the capital stock of the Seller or who otherwise effectively control or hold any other incident of control over Seller (collectively, the "Seller's Control Persons"). Each director, officer and control person or control shareholder of Seller will provide such financial, biographical and other information as may be reasonably required by Buyer or the Company for purposes of (i) applying for and obtaining such approvals and consents, regulatory and otherwise, as may be required by law, regulation or contract to consummate the transaction contemplated by this Agreement and to satisfy all conditions precedent to Closing, (ii) giving such notices of a change in control as may be required by law, regulation or contract, (iii) enabling the Buyer to prepare Proxy Materials in compliance with applicable law and regulations, (iv) enabling Buyer and its officers and directors to satisfy fully their due diligence obligations and to fulfill their fiduciary duties to Buyer's shareholders arising out of the proposed change in control of Buyer, (v) enabling the Company to continue to operate after the Closing in the ordinary course, and (vi) satisfying such other requirements, regulatory and private or contractual, as may be necessary for the consummation of the purchase of the Shares as contemplated in this Agreement.

        2.1.21 Disclosures. None of the representations and warranties of the Company or Seller, as made in this Agreement, or any of the written information or documents disclosed or to be disclosed by the Company or Seller to the Buyer in connection with or pursuant to this Agreement or the consummation of the transactions contemplated by or necessary for the consummation of this Agreement, when considered as a whole, contains or will contain any untrue statement of a material fact, or


                                                               December 19, 1997
omits or will omit to state any material fact required to be stated or necessary to make any such information or document, in light of the circumstances, not misleading. Any matter disclosed on an exhibit or schedule to this Agreement shall be considered disclosed for all purposes under this Agreement.

2.2     Representations and Warranties of the Buyer

        Except as may be set forth in Exhibit 2.2 to this Agreement, Buyer represents and warrants to Seller that:

        2.2.1 Organization, Good Standing and Authority of the Buyer. As of the date of this Agreement, the Buyer is a corporation, duly incorporated, validly existing and in good standing under the laws of the Province of British Columbia. Each of Buyer's subsidiaries identified in Exhibit 2.2 (the "Subsidiaries"), other than any subsidiary identified therein as having been dissolved, is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of organization, as set forth in Exhibit 2.2. The Buyer has all requisite and full corporate power and authority, is in good standing and is duly qualified, authorized, approved and licensed to own, lease, and operate its properties and to carry on its business as it is presently being conducted in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing, approval or qualification, except where the failure to be so licensed, qualified, approved or in good standing would not have a material adverse effect on the Buyer. The Buyer has previously delivered to the Seller and the Company a true and complete copy of its Memorandum (which is analogous to Articles of Incorporation of an American Corporation) and Articles (which are analogous to Bylaws of an American Corporation), together with all amendments thereto. At or prior to the Closing, Buyer shall have changed its jurisdiction of incorporation to Nevada. At the Closing, Buyer shall be in good standing as a Nevada corporation, and Buyer shall deliver to Seller at the Closing a true and correct copy of its Articles of Incorporation, certified by the Secretary of State of Nevada, and its Bylaws, certified as a true and correct copy of same by the Secretary of Buyer.

        2.2.2 Capital Structure. As of the date of this Agreement, the authorized capital of the Buyer consists of 93,000,000 shares of common stock, no par value. There are no other classes of capital stock authorized. As of the date of this Agreement, there are 18,458,311 shares of Buyer's common stock issued and outstanding (the "Buyer's Shares"), and the Buyer holds 500,000 shares of its own common stock (the "Treasury Shares") which under British Columbia law may be considered "issued and outstanding" but are not freely-tradable in the United States, cannot be voted or accrue dividends while held by Buyer, will not have such voting and dividend rights unless reissued by Buyer, and are not included in Buyer's Shares. All of the Buyer's Shares are validly issued, fully paid and nonassessable and have been issued in full compliance with all applicable Canadian, provincial, U.S. federal and U.S. state securities laws. The Buyer has no other securities of any kind, whether debt, equity, derivative or hybrid, issued or outstanding. There are no outstanding subscriptions, rights, preemptive rights, options, warrants, convertible securities or other agreements or commitments which would obligate the Buyer to issue or to transfer any additional shares of its common stock or any other securities of the Buyer. The Buyer's Shares have been registered under Section 12(g) of the '34 Act and are listed for trading on the NASDAQ Small Cap Market. As of the Closing, the authorized capital of Buyer shall consist of 100 million shares of common stock under Articles of Incorporation to be filed with the State of Nevada. Immediately following the Closing, as set forth in, and subject to section 1.2 hereof, there shall be 2,461,108 shares of Buyer's common stock issued and outstanding of which 1,845,831 shares shall be held by Seller. After the Closing, as defined below, the Buyer shall, at its expense and upon the written request of the Seller, cause the registration of the New Shares and any Additional New Shares issued after the Closing under the appropriate provisions of the U.S. securities laws and such registration shall be accomplished as promptly as practicable after receipt of such written request and subject to such terms as may be mutually agreed in good faith between Seller and the Buyer. The stock options issued by Buyer to certain persons, as disclosed in Exhibit 2.2, are the only stock options of Buyer issued and outstanding and such stock options shall remain exercisable by the holders of such stock options after the Closing in accordance with the terms applicable to such stock options as of the date of this Agreement.


                                                               December 19, 1997

        2.2.3 Subsidiaries. Except as set forth in Exhibit 2.2, the Buyer does not own, nor does it have any right or obligation to acquire, directly or indirectly, any interest or investment (whether debt or equity) in any corporation, limited liability company, partnership, joint venture, business or other entity of any kind whatsoever.

        2.2.4  Financial Statements and Regulatory Reports.

               2.2.4.1 The Buyer has previously delivered or made freely available to the Seller and the Company, the audited financial statements of the Buyer (including statements of financial condition and the related statements of operations, stockholders' equity and changes in financial position) for the years ended September 30, 1997, 1996, 1995 and 1994, accompanied by the reports of the Buyer's independent auditors who prepared such financial statements (collectively, the "Buyer's Financial Statements"). The Buyer's Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and present fairly the financial condition and results of operations of the Buyer. The audits of the Buyer have been conducted in all material respects in accordance with generally accepted auditing standards. The books and records of the Buyer are being maintained in material compliance with applicable legal and accounting requirements and such books and records accurately reflect in all material respects all dealings and transactions in respect of the business, assets, liabilities and affairs of the Buyer. The Buyer has no material indebtedness, obligation, or liability, known or unknown, contingent or otherwise, except those reflected in the Buyer's Financial Statements and those subsequently incurred in the ordinary course of business and which are not in the aggregate material to the operations of the Buyer.

               2.2.4.2 The Buyer shall deliver or make freely available to Seller any and all financial and other reports provided to and correspondence with, any regulatory agency having jurisdiction over the business and operations of the Buyer. The books of account of the Buyer fully and fairly reflect all of the material assets, liabilities and transactions of the Buyer required to be set forth therein for regulatory purposes and under generally accepted accounting principles and are correct and complete in all material respects. All reports filed with any of the Buyer's regulators have been properly prepared in accordance with applicable regulations and are correct and complete in all material respects.

        2.2.5  Tax Matters.

               2.2.5.1 The Buyer has timely filed all foreign and provincial, U.S. federal, state and local income, franchise, excise, real property, personal property and other tax returns required by applicable law to be filed by it (including without limitation, estimated tax returns, income tax returns, information returns and withholding and employment tax returns) and has made timely payment of or, where payment is not required to have been made, has set up an adequate reserve or accrual for the payment of, all taxes shown by those returns to be due and payable, whether disputed or not, in respect of the periods covered by such returns and, as of the Closing Date, the Buyer will have paid, or where payment is not required to have been made, will have set up an adequate reserve or accrual for the payment of, all taxes for any subsequent periods ending on or prior to the Closing Date. The Buyer does not have any material liability for any such taxes in excess of the amounts so paid or reserves or accruals so established. There are no foreign, federal, state or local tax liabilities due or to become due for any period prior to October 1, 1996 and there are no material claims pending, proposed or threatened against the Buyer for past due foreign, federal, state or local taxes.

               2.2.5.2 All foreign, federal, state and local income, franchise, excise, real property, personal property and other tax returns filed by the Buyer are complete and accurate in all material respects. The Buyer is not delinquent in the payment of any tax, assessment or governmental charge, and has not requested any extension of time within which to file any tax returns in respect of any fiscal year or portion thereof which have not since been filed. The foreign, federal, state and local income tax returns of the Buyer have been prepared substantially in compliance with applicable tax laws, regulations and policies, have not received a notice of examination from the applicable tax authorities and no deficiencies for any tax, assessment or governmental charge have been proposed, asserted or assessed (tentatively or otherwise) against the Buyer as a result of such examinations or otherwise which have not been settled and paid. There are currently no agreements in effect with respect to the Buyer to extend


                                                               December 19, 1997
the period of limitations for the assessment or collection of any tax. As of the date of this Agreement, no audit, examination or deficiency or refund litigation with respect to such return is pending or, to the best of the Buyer's knowledge, threatened.

               2.2.5.3 Except as set forth in Exhibit 2.2, the Buyer is not: (i) a party to any agreement providing for the allocation or sharing of taxes, (ii) required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by the Buyer (nor does the Buyer have any knowledge that the Internal Revenue Service has proposed any such adjustment or change of accounting method) or (iii) has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

        2.2.6 Properties. All real and personal property owned by the Buyer or presently used by it in its business is in an adequate condition (ordinary wear and tear excepted) and is sufficient to carry on the business of the Buyer in the ordinary course of business consistent with its past practice. The Buyer has good and marketable title free and clear of all liens, encumbrances, charges, defaults or equities (other than equities of redemption under applicable foreclosure laws) to all of the material properties and assets, real and personal, reflected on the Buyer's Financial Statements or acquired through and including the Closing Date, except (i) liens for current taxes not yet due or payable (ii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent and (iii) as reflected on the Buyer's Financial Statements. All real and personal property which is material to the Buyer's business and leased or licensed by the Buyer is held pursuant to leases or licenses which are valid and enforceable in accordance with their respective terms and such leases will not terminate or lapse prior to the Closing Date.

        2.2.7 Litigation and Proceedings. Except as set forth in Exhibit B, there are no legal, administrative, arbitration, governmental, or other proceedings, actions, suits, claims or investigations instituted or pending or, to the best knowledge of the Buyer, threatened to which the Buyer, or any of its directors, officers or employees, is a party which relates to the Buyer or its properties and which would have a material adverse effect upon the business, financial condition, properties or prospects of the Buyer. The Buyer is not a party to any judgment, order, writ, injunction or decree having a material adverse effect on the business, financial condition, properties or prospects of the Buyer. The Buyer has not committed any act or omitted to perform any act that could reasonably be expected to give rise to any material legal action or other material proceeding before any court or administrative agency, the result of which would have a material adverse effect on the Buyer.

        2.2.8  Authorized and Effective Agreement.

               2.2.8.1 Subject to the approval of the shareholders of Buyer required pursuant to this Agreement, the Buyer has all requisite corporate power and authority to enter into this Agreement and, subject to receipt of any necessary governmental approvals, to perform all of its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Buyer, subject to the approval of the shareholders of Buyer required pursuant to this Agreement. This Agreement has been duly and validly executed and delivered by the Buyer.

               2.2.8.2 Neither the execution and delivery of this Agreement, nor consummation of the transactions contemplated by this Agreement, nor compliance by the Buyer with any of the provisions of this Agreement: (i) does or will conflict with or result in a breach of any provisions of the Articles or Memorandum of the Buyer, (ii) violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of the Buyer pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Buyer is a party, or by which any of its properties or assets may be bound or affected, or (iii) subject to receipt of all required governmental and shareholder approvals, violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Buyer.


                                                               December 19, 1997

               2.2.8.3 No consents or approvals of or filings or registrations with any governmental entity or with any third party are necessary on the part of the Buyer in connection with the execution and delivery by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated by this Agreement.

               2.2.8.4 As of the date of this Agreement, to the best knowledge of the Buyer, the Buyer is not aware of any reasons relating to the Buyer why all consents and approvals shall not be procured from all regulatory agencies having jurisdiction over the transactions contemplated by this Agreement as shall be necessary for (i) consummation of the transactions contemplated by this Agreement and (ii) the continuation by the Buyer after the Closing Date of its business as such business is carried on immediately prior to the Closing Date, free of any conditions or requirements which, in the reasonable opinion of the Buyer, could have a material adverse effect on the Buyer or the Seller or the Company, or materially impair the value of the Buyer to the Seller.

        2.2.9 Material Adverse Change. Since September 30, 1997, (i) the Buyer has conducted its business in the ordinary and usual course (excluding the incurring of expenses and the filing of applications with governmental and regulatory authorities in connection with this Agreement and the transactions contemplated by this Agreement), and (ii) no event has occurred or circumstance arisen that, individually or in the aggregate, is reasonably likely to have a material adverse effect on the Buyer.

        2.2.10 Compliance with Laws.

               2.2.10.1 The Buyer has all permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with, federal, state, local and foreign governmental or regulatory bodies that are required in order to permit it to carry on its business as it is presently being conducted and the absence of which could reasonably be expected to have a material adverse effect on the Buyer. All such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the best knowledge of the Buyer, no suspension or cancellation of any of the same is threatened.

               2.2.10.2 The Buyer is not in violation of its Articles or Memorandum, or of any applicable foreign, federal, state or local law or ordinance or any order, rule or regulation of any foreign, federal, state, local or other governmental agency or body, or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any governmental agency, any of which violations or defaults could reasonably be expected to have a material adverse effect on the properties or operation of Buyer's business, and the Buyer has not received any notice or communication from any foreign, federal, state or local governmental authority asserting that the Buyer is in violation of any of the foregoing which could reasonably be expected to have a material adverse effect on the Buyer. The Buyer is not subject to any regulatory or supervisory cease and desist order, stop order, agreement, written directive, understanding or written commitment, and has not received any written communication requesting that it enter into any of the foregoing.

               2.2.10.3 Buyer represents and warrants that it is in compliance with all applicable laws and regulations regarding the listing and trading of its securities on the NASDAQ and regarding its registration and reporting under the '34 Act. Buyer has not received any notice of any alleged violation of any law or regulation regarding its registration and reporting obligations under the '34 Act or with respect to its listing or trading on the NASDAQ, nor to the best of Buyer's knowledge have any such allegations been threatened.

        2.2.11 Ownership of Buyer's Shares. Exhibit 2.2 contains a true, complete and correct list of Buyer's registered shareholders as of September 30, 1997.

        2.2.12 Certain Information. Buyer will timely prepare the Proxy Materials (as defined in Section 7.1, below) and none of the information relating to the Buyer included in the Proxy Materials (including, but not limited to, information relating to their respective operations, businesses, officers, directors, affiliates, financial information and all other material information contained in the Proxy Materials relating to the Buyer), as of the date such Proxy Materials are mailed to shareholders of the Buyer and up to and including the date of the meeting of shareholders to which such Proxy Materials relate, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date, except that the Buyer shall not be responsible for information contained in the Proxy Materials which sets forth information provided to the Buyer in writing or otherwise by the Company and Seller, and their respective agents and representatives.

        2.2.13 Employee Benefit Plans.

               2.2.13.1 Set forth in Exhibit 2.2 are all Buyer stock option, employee stock purchase and stock bonus plans, qualified pension or profit-sharing plans, any deferred compensation, consultant, bonus or group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained for the benefit of employees or former employees of the Buyer (the "Buyer Employee Plans"), and the Buyer shall furnish or make available to the Seller and the Company accurate and complete copies of the same together with (i) the most recent actuarial and financial reports prepared with respect to any qualified plans, (ii) the most recent annual reports filed with any governmental agency, and (iii) all rulings and determination letters and any open requests for rulings or letters that pertain to any qualified plan.

               2.2.13.2 None of the Buyer Employee Plans maintained and qualified under Section 401 of the Code or, to the best of the Buyer's knowledge, any fiduciary of such plan has incurred any material liability to the Pension Benefit Guarantee Corporation or the Internal Revenue Service with respect to any employees of the Buyer. To the best of the Buyer's knowledge, no reportable event under Section 4043(b) of ERISA has occurred with respect to any such pension plan.

               2.2.13.3 The Buyer does not participate in or has incurred any liability under Section 4201 of ERISA for a complete or partial withdrawal from a multi-employer plan (as such term is defined in ERISA).

               2.2.13.4 A favorable determination letter has been issued by the Internal Revenue Service with respect to each Buyer Employee Plan which is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) (a "Buyer Pension Plan") which is intended to qualify under Section 401 of the Code to the effect that such plan is qualified under Section 401 of the Code and the trust associated with such employee pension plan is tax exempt under Section 501 of the Code. No such letter has been revoked or, to the best of the Buyer's knowledge, is threatened to be revoked and the Buyer does not know of any ground on which such revocation may be based. The Buyer has no liability under any such plan that is not reflected on the consolidated statement of financial condition of the Buyer at September 30, 1997 included in the Buyer's Financial Statements, other than liabilities incurred in the ordinary course of business in connection therewith subsequent to the date of said financial statement.

               2.2.13.5 To the best of the Buyer's knowledge, no prohibited transaction (which shall mean any transaction prohibited by Section 406 of ERISA and not exempt under Section 408 of ERISA or Section 4975 of the Code) has occurred with respect to any Buyer Employee Plan which would result in the imposition, directly or indirectly, of a material excise tax under Section 4975 of the Code or otherwise have a material adverse effect on the Buyer.

               2.2.13.6 Full payment has been made (or proper accruals have been established) of all contributions which are required for periods prior to the date of this Agreement, and full payment will be so made (or proper accruals will be so established) of all contributions which are required for periods after the date of this Agreement and prior to the Closing Date, under the terms of each Buyer Employee Plan or ERISA; no accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, exists with respect to any Buyer Pension Plan, and there is no "unfunded current liability" (as defined in Section 412 of the Code) with respect to any Buyer Pension Plan.


                                                               December 19, 1997

               2.2.13.7 To the best of the Buyer's knowledge, the Buyer Employee Plans have been operated in compliance in all material respects with the applicable provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations.

               2.2.13.8 There are no pending or, to the best knowledge of the Buyer, threatened claims (other than routine claims for benefits) by, on behalf of or against any of the Buyer Employee Plans or any trust related thereto or any fiduciary thereof.

        2.2.14 Certain Contracts.

               2.2.14.1 Except for agreements, contracts, understandings and other obligations in the amount of $5,000 or less on an annual basis, the Buyer is not a party to, is bound or affected by, receives, or is obligated to pay, benefits under (i) any agreement, arrangement or commitment, including without limitation any agreement, indenture or other instrument, relating to the borrowing of money by the Buyer or the guarantee by the Buyer of any obligation,
(ii) any agreement, arrangement or commitment relating to the employment of a consultant or the employment, election or retention in office of any present or former director, officer, shareholder or employee of the Buyer, (iii) any agreement, arrangement or understanding pursuant to which any payment (whether of severance pay or otherwise) became or may become due to any director, officer or employee of the Buyer upon execution of this Agreement or upon or following consummation of the transactions contemplated by this Agreement (either alone or in connection with the occurrence of any additional acts or events); (iv) any agreement, arrangement or understanding pursuant to which the Buyer is obligated to indemnify any director, officer, employee or agent of the Buyer; (v) any agreement, arrangement or understanding to which the Buyer is a party or by which any of the same is bound which limits the freedom of the Buyer to compete in any line of business or with any person, or (vi) any other material agreement, lease, license, arrangement or understanding of any kind whatsoever.

               2.2.14.2 The Buyer is not in default or in non-compliance, which default or non-compliance could reasonably be expected to have a material adverse effect on the Buyer, under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party or by which its assets, business or operations may be bound or affected, whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that with the lapse of time or the giving of notice, or both, would constitute such a default or non-compliance.

        2.2.15 Brokers and Finders. Neither the Buyer nor any of its directors, officers or employees, has employed or engaged any broker or finder or incurred any liability for any broker or finder fees or commissions in connection with the transactions contemplated by this Agreement.

        2.2.16 Insurance. Exhibit 2.2 identifies all insurance policies and bonds of the Buyer, including the type of insurance and the risks insured against, the limits of coverage, the insurance carrier providing such coverage, the agent of the insurer and the policy numbers. The Buyer is insured for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured and the Buyer has maintained all insurance and bonds required by applicable laws and regulations.

        2.2.17 Labor. No work stoppage involving the Buyer is pending or, to the best knowledge of the Buyer, threatened. The Buyer is not involved in, or threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding involving the employees of the Buyer which could have a material adverse effect on the Buyer. Employees of the Buyer are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees, and to the best of the Buyer's knowledge, there have been no efforts to unionize or organize any employees of the Buyer.

        2.2.18 Required Vote. This Agreement and the transaction contemplated by this Agreement shall be approved by the board of directors of the Buyer. The action of the board of directors of the Buyer authorizing the Buyer's officers to execute and


                                                               December 19, 1997
enter into this Agreement on the terms of this Agreement shall be ratified by the affirmative vote of the shareholders of the Buyer. Additionally, the shareholders of Buyer shall approve, by such votes as may be required by applicable law, the proposals relating to the Reverse Split and the Domestication of Buyer, so as to cause the satisfaction of the conditions precedent to the consummation of this Agreement.

        2.2.19 Environmental Matters.

               2.2.19.1 To the best of the Buyer's knowledge, the Buyer is in compliance with all Environmental Laws, except for any violations of any Environmental Law which would not, singly or in the aggregate, have a material adverse effect on the Buyer. The Buyer has not received any communication alleging that the Buyer is not in such compliance and, to the best knowledge of the Buyer, there are no present circumstances that would prevent or interfere with the continuation of such compliance.

               2.2.19.2 To the best of the Buyer's knowledge, none of the properties owned, leased or operated by the Buyer has been or is in violation of or liable under any Environmental Law, except any such violations or liabilities which would not singly or in the aggregate have a material adverse effect on the Buyer.

               2.2.19.3 To the best of the Buyer's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim or other claim or action or governmental investigation that could result in the imposition of any liability arising under any Environmental Law against the Buyer or against any person or entity whose liability for any Environmental Claim the Buyer has or may have retained or assumed either contractually or by operation of law, except such which would not have a material adverse effect on the Buyer.

               2.2.19.4 The Buyer has not conducted any environmental studies since its inception with respect to any properties owned, used or occupied by it through the date of this Agreement or which secured or secure loans of the Buyer through the date of this Agreement.

        2.2.20 Disclosures. None of the representations and warranties of the Buyer, as made in this Agreement, or any of the written information or documents furnished or to be furnished by the Buyer to the Seller and the Company in connection with or pursuant to this Agreement or the consummation of the transactions contemplated by or necessary for the consummation of this Agreement, when considered as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated or necessary to make any such information or document, in light of the circumstances, not misleading. Any matter disclosed on an exhibit or schedule to this Agreement shall be considered disclosed for all purposes under this Agreement.


                                   ARTICLE III

                                    COVENANTS

3.1     Reasonable Best Efforts

        Subject to the terms and conditions of this Agreement, each of the Company, the Seller and Buyer shall use its reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable under applicable laws and regulations so as to permit consummation of the Closing as promptly as reasonably practicable and to otherwise enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with the other party or parties hereto to that end. The parties to this Agreement further covenant to use their respective best efforts in good faith to cause the satisfaction of all conditions precedent to Closing.



                                                               December 19, 1997

3.2     Shareholder Meeting

        The Buyer shall take all action necessary to properly call and convene a meeting of its shareholders as soon as practicable after the date of this Agreement to consider and vote upon this Agreement and the transactions contemplated by and necessary to consummate this Agreement. The Board of Directors of the Buyer will recommend that the shareholders of the Buyer approve this Agreement and the transactions contemplated by and necessary to consummate this Agreement.

3.3     Regulatory Matters

        3.3.1 The parties to this Agreement shall cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all governmental entities and third parties which are necessary or advisable to consummate the transactions contemplated by this Agreement. The Buyer and the Seller shall have the right to review in advance, and to the extent practicable each will consult with the other on, in each case subject to applicable laws relating to the exchange of information, all information which appears in any filing made with or written materials submitted to any third party or any governmental entity, including, but not limited to, the SEC, the DOC and HUD, in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and governmental entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated in this Agreement.

        3.3.2 The Buyer shall use its reasonable best efforts to obtain, as necessary, any foreign, U.S. federal or state ("blue sky") securities law permits and approvals required, or to qualify for exemptions from such requirements, if possible, in order to carry out the issuance of New Shares and Additional New Shares and all other transactions contemplated by this Agreement, and the Company and the Seller shall furnish to Buyer all information concerning the Company and the holders and proposed holders of the New Shares and Additional New Shares as may be reasonably requested in connection with any such action.

        3.3.3 The Buyer and the Company and Seller shall, upon request, furnish each other with all information concerning themselves, their respective subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Materials, or any other statement, filing, notice, request for consent or application made by or on behalf of the Buyer, the Seller or the Company, to any governmental entity in connection with the Proxy Materials, the Reverse Split, the Domestication (as defined in Section 4.2.7, below), the issuance of New Shares and any Additional New Shares and any other transactions contemplated by this Agreement.

        3.3.4 The Buyer and the Company and the Seller shall promptly furnish each other with copies of written communications received by the Buyer or the Company and the Seller, as the case may be, or any of their subsidiaries from, or delivered by any of the foregoing to, any governmental entity regarding any of the transactions contemplated by this Agreement.

3.4     Investigation and Confidentiality

        3.4.1 Each party shall permit the other party and its representatives reasonable access to its properties and personnel, and shall disclose and make available to such other party all books, papers and records relating to the assets, stock ownership, properties, operations, obligations and liabilities of it and its subsidiaries and properties, including, but not limited to, all books of account (including the general ledger), tax records, minute books of meetings of boards of directors (and any committees) and shareholders, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, loan files, plans affecting employees, and any other business activities or prospects in which the other party may have a reasonable interest, provided that such access shall be reasonably related to the


                                                               December 19, 1997
transactions contemplated hereby and, in the reasonable opinion of the respective parties providing such access, not unduly interfere with normal operations. Each party and their respective subsidiaries shall make their respective directors, officers, employees and agents and authorized representatives (including counsel and independent public accountants) available to confer with the other party and its representatives, provided that such access shall be reasonably related to the transactions contemplated by this Agreement and shall not unduly interfere with normal operations. Each party shall complete their respective due diligence investigation of the other parties to this Agreement within thirty days of the date of this Agreement.

        3.4.2 All information furnished previously in connection with the transactions contemplated by this Agreement or pursuant to this Agreement shall be treated as the sole property of the party furnishing the information until consummation of the transactions contemplated, and, if such transactions shall not occur, the party receiving the information shall return to the party which furnished such information all documents or other materials containing, reflecting or referring to such information, shall use its best efforts to keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purposes. The obligation to keep such information confidential shall continue for five years from the date the proposed transactions are abandoned but shall not apply to (i) any information which (x) the party receiving the information can establish by a preponderance of the evidence was already in its possession prior to the disclosure thereof by the party furnishing the information; (y) was then generally known to the public; or (z) became known to the public through no fault of the party receiving the information; or (ii) disclosures pursuant to a legal requirement or in accordance with an order of a court of competent jurisdiction, provided that the party which is the subject of any such legal requirement or order shall use its best efforts to give the other party at least ten business days prior notice thereof.

3.5     Press Releases

        The Buyer and the Seller and the Company shall agree with each other as to the form and substance of any press release related to this Agreement or the transactions contemplated by this Agreement, and consult with each other as to the form and substance of other public disclosures which may relate to the transactions contemplated by this Agreement, provided, however, that nothing contained in this Agreement shall prohibit either party, following notification to the other party, from making any disclosure which is required by law or regulation.

3.6     Business of the Company and the Buyer

        3.6.1 During the period from the date of this Agreement and continuing until the Closing Date, except as expressly contemplated or permitted by this Agreement or with the prior written consent of the Buyer (with respect to the Company's business) or of the Seller (with respect to the Buyer's business), the Buyer and the Company shall each carry on their respective businesses in the ordinary course consistent with past practices. The Buyer and the Company, respectively, will use all reasonable efforts to (x) preserve their respective business organizations intact, (y) keep available to themselves, respectively, the present services of their respective employees, and (z) preserve for themselves, respectively, the goodwill of and the business relationships with the persons with whom they each conduct business. Without limiting the generality of the foregoing, except with the prior written consent of the other parties to this Agreement or as expressly contemplated or provided for by this Agreement, between the date of this Agreement and the Closing Date, neither the Company nor the Buyer shall, nor shall Seller cause the Company to:

               3.6.1.1 Declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) with respect to its capital stock;

               3.6.1.2 Issue any shares of its capital stock, or issue, grant, modify or authorize any Rights (as defined in Section 7.1, below); purchase any shares of their own capital stock; or effect any recapitalization, reclassification, stock dividend, stock split or like change in capitalization;


                                                               December 19, 1997

               3.6.1.3 Amend its Articles or Memorandum; impose, or suffer the imposition, on any share of stock held by such corporation any material lien, charge or encumbrance or permit any such lien, charge or encumbrance to exist; or waive or release any material right or cancel or compromise any material debt or claim;

               3.6.1.4 Increase the rate of compensation of any of its directors, officers or employees, or pay or agree to pay any bonus or severance to, or provide any other new employee benefit or incentive to, any of its directors, officers or employees, except (i) as may be required pursuant to binding commitments existing on the date of this Agreement and (ii) such as may be granted in the ordinary course of business consistent with past practice;

               3.6.1.5 Enter into or, except as may be required by law, modify any pension, retirement, stock option, stock purchase, stock appreciation right, savings, profit sharing, deferred compensation, supplemental retirement, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees;

               3.6.1.6 Enter into (w) any agreement, arrangement or commitment not made in the ordinary course of business, including any agreement to engage in a sale of all or part of such corporation's assets, to merge, consolidate or enter into a share exchange or redeem any shares of capital stock outstanding,
(x) any agreement, indenture or other instrument relating to the borrowing of money by such corporation or guarantee by such corporation of any such obligation, (y) any agreement, arrangement or commitment relating to the employment of an employee, or, amend any such existing agreement, arrangement or commitment, provided that such corporation may employ an employee if necessary to operate its business in the ordinary course of business consistent with past practice and if the employment of such employee is terminable at will without liability, other than as required by law; or (z) any contract, agreement or understanding with a labor union;

               3.6.1.7 Change its method of accounting, except as required by changes in laws or regulations or generally accepted accounting principles, or change any of its methods of reporting income and deductions for federal income tax purposes from those employed in the preparation of its federal income tax return for its most recent tax year end, except as required by changes in laws or regulations;

               3.6.1.8 Make any capital expenditures in excess of $5,000 individually or $25,000 in the aggregate, other than pursuant to binding commitments existing on the date of this Agreement and other than expenditures necessary to maintain existing assets in good repair;

               3.6.1.9 File any applications or make any contract with respect to site location or relocation;

               3.6.1.10 Acquire in any manner whatsoever (other than to realize upon collateral for a defaulted loan) any business or entity;

               3.6.1.11 Enter into any futures contract, option contract, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest (other than forward commitments to sell loans in the ordinary course of business);

               3.6.1.12 Enter or agree to enter into any agreement or arrangement granting any preferential right to purchase any of its assets or rights or requiring the consent of any party to the transfer and assignment of any such assets or rights;

               3.6.1.13 Take any action that would result in any of the representations and warranties of such party, contained in this Agreement, not to be true and correct in any material respect at the Closing;


                                                               December 19, 1997

               3.6.1.14 Take any action that would change the amount or coverage of existing insurance policies maintained by the Buyer or the Company; or

               3.6.1.15  Agree to do any of the foregoing.

        3.6.2 Neither the Company, the Seller nor the Buyer shall solicit or encourage inquiries or proposals with respect to, furnish any information relating to, or participate in any negotiations or discussions concerning, any merger, consolidation or share exchange with, any acquisition, lease or purchase of all or a substantial portion of the assets of, or any equity interest in, such corporation or any of its subsidiaries (other than with the parties to this Agreement or an affiliate thereof). A party receiving any such inquiry shall promptly inform the other parties to this Agreement of any such request for information or of any such negotiations or discussions, as well as instruct its and its subsidiaries' directors, officers, representatives and agents to refrain from taking any action prohibited by this Section 3.6.2

3.7     Current Information

        During the period from the date of this Agreement to the Closing Date, each party shall, upon the request of the other party, cause one or more of its designated representatives to confer on a weekly or more frequent basis with representatives of the other party regarding its financial condition, operations and business and matters relating to the completion of the transactions contemplated hereby. Within 25 days after the end of each month, the Company and the Buyer will deliver to one another a consolidated balance sheet and a consolidated statement of operations, for such month prepared in accordance with generally accepted accounting principles consistently applied.

3.8     Certain Directors and Officers

        The directors of the Buyer, except for Dennis R. Gutzman, M.D., as of the Closing shall resign from their positions as such and shall appoint in their place, effective immediately following the Closing, the following persons: Mr. Chris Millar and Mr. Pieter Oosthuizen. Such persons shall serve until the first annual meeting of shareholders of the Buyer following the Closing Date and until their successors are elected and qualified. All officers of Buyer shall resign from their positions as such, effective upon consummation of the Closing.

3.9     Restrictions on Resale

        The New Shares to be issued at the Closing and any Additional New Shares shall be issued pursuant to one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the '33 Act"), and the regulations of the SEC issued thereunder and of applicable state securities acts and, as such, shall be "restricted securities" and not transferable except pursuant to an effective registration statement under the Act or an applicable exemption therefrom or pursuant to Rule 144 under the Act. The Seller understands and acknowledges that the New Shares and any Additional New Shares to be issued pursuant to this Agreement will be represented by certificates that shall bear such appropriate legends as may be required by applicable federal and state securities laws, which legends may note certain restrictions on the sale or transfer of such common stock. Notwithstanding the foregoing, after the Closing, as defined below, the Buyer shall, at its expense and upon the written request of the Seller, cause the registration of the New Shares and any Additional New Shares issued after the Closing under the appropriate provisions of the U.S. securities laws and such registration shall be accomplished as promptly as practicable after receipt of such written request and subject to such terms as may be mutually agreed in good faith between Seller and the Buyer.

3.10    Disclosure Supplements

        From time to time prior to the Closing Date, each party shall promptly supplement or amend any materials previously disclosed and delivered to the other party pursuant to this Agreement with respect to any matter arising after the execution of this

Agreement which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in materials previously disclosed to the other party or which is necessary to correct any information in such materials which has been rendered materially inaccurate thereby; no such supplement or amendment to such materials shall be deemed to have modified the representations, warranties and covenants of the parties for the purpose of determining whether the conditions set forth in Article IV of this Agreement have been satisfied.

3.11    Failure to Fulfill Conditions

        In the event that any of the parties to this Agreement determines that a condition to its respective obligations to consummate the transactions contemplated hereby cannot be fulfilled on or prior to the termination of this Agreement, it will promptly notify the other party or parties. Each party will promptly inform the other party or parties of any facts applicable to it or any of its directors, officers or employees or affiliates that would be likely to prevent or materially delay any approval required to consummate the transaction contemplated, or satisfaction of any of the conditions precedent to Closing, or which would adversely affect any approvals or consents necessary or desirable after the Closing for the conduct of business by the Buyer or the Company in the ordinary course.


                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING

4.1     Conditions Precedent to the Parties' Obligation to Close

        The obligations of Buyer, Seller and the Company to close the transaction contemplated by this Agreement are subject to the satisfaction on or before the Closing of all of the conditions set forth below in this Section 4.1. A party may waive any or all of these conditions in whole or in part without any prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by such party of any of its other rights and remedies, at law or in equity, if any of the other parties to this Agreement shall be in default of any of their respective representations, warranties or covenants under this Agreement.

        4.1.1 All corporate action necessary to authorize the execution and delivery of this Agreement and consummation of the transactions contemplated by this Agreement shall have been duly and validly taken by the Buyer, the Company and the Seller, including, but not limited to, approval by the requisite vote of the shareholders of the Buyer and the Company of this Agreement.

        4.1.2 All approvals and consents for the transactions contemplated in this Agreement from the DOC, HUD and any other governmental entity the approval or consent of which is required for the consummation of the purchase of the Shares and the other transactions contemplated by this Agreement shall have been received and all statutory waiting periods in respect thereof shall have expired; and the Buyer, the Seller and the Company shall have procured all other approvals, consents and waivers of each person (other than the governmental entities referred to above), if any, whose approval, consent or waiver is necessary to the consummation of the purchase of Shares and the other transactions contemplated by this Agreement and the failure of which to obtain would have the effects set forth in the following proviso clause; provided, however, that no approval or consent referred to in this Section 4.1.2 shall be deemed to have been received if it shall include any condition or requirement that, individually or in the aggregate, would so materially reduce the economic or business benefits of the transactions contemplated by this Agreement to the Buyer or the Seller that had such condition or requirement been known the Buyer of the Seller, in their respective reasonable business judgment, would not have entered into this Agreement.

        4.1.3 None of the Buyer, the Company or the Seller shall be subject to any statute, rule, regulation, injunction or other order or decree which shall have been enacted, entered, promulgated or enforced by any governmental or judicial authority


                                                               December 19, 1997
which prohibits, restricts or makes illegal consummation of the purchase of the Shares or any of the other transactions contemplated by this Agreement.

        4.1.4 Buyer and Seller shall have received all required foreign, federal and state securities laws or "blue sky" permits and other authorizations or there shall be exemptions from registration requirements necessary for the sale and issuance of the New Shares in connection with the purchase of Shares and none of such permits, authorizations or exemptions shall be subject to a stop order or threatened stop order by any foreign, federal or state securities authority.

        4.1.5 Buyer and Seller and the Company shall have completed their respective due diligence investigation of one another to their mutual satisfaction as permitted under this Agreement within 30 days after the date of this Agreement.

4.2     Conditions Precedent to the Obligations of Seller to Close

        The obligations of Seller to close the transaction contemplated by this Agreement are subject to the satisfaction on or before the Closing of all of the conditions set forth below in this Section 4.2. Seller may waive any or all of these conditions in whole or in part without any prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by such party of any of its other rights and remedies, at law or in equity, if Buyer shall be in default of any of its representations, warranties or covenants under this Agreement.

        4.2.1 The representations and warranties of the Buyer as set forth in
Section 2.2 of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (or on the date when made in the case of any representation and warranty which specifically relates to an earlier date), provided, however, that notwithstanding anything herein to the contrary, this Section 4.2.1 shall be deemed to have been satisfied even if such representations or warranties are not true and correct unless the failure of any of the representations or warranties to be so true and correct would have, individually or in the aggregate, a material adverse effect on the Buyer.

        4.2.2 The Buyer shall have performed in all material respects all obligations, satisfied all conditions precedent and complied with all covenants required to be performed, satisfied or complied with by it pursuant to this Agreement on or prior to the Closing Date.

        4.2.3 The Buyer shall have delivered to the Seller a certificate, dated the date of the Closing and signed by the Buyer's president to the effect that the conditions set forth in Sections 4.2.1 and 4.2.2 have been satisfied.

        4.2.4 The Seller shall have received the written opinion of Tisdale & Nicholson, dated the date of the Closing, in customary form and content that satisfactorily addresses the matters set forth in Exhibit 4.2.4 to this Agreement.

        4.2.5 The Buyer shall have furnished the Seller with such certificates of its officers and such other documents to evidence fulfillment of the conditions set forth in Sections 4.1 and 4.2 as such conditions relate to the Buyer as the Seller may reasonably request.

        4.2.6 The Buyer shall have duly consummated in accordance with applicable law a consolidation of its outstanding shares by a reverse stock split at a ratio of 30:1 (the "Reverse Split").

        4.2.7 The Buyer shall have moved the jurisdiction of its incorporation to Nevada (the "Domestication").

        4.2.8 The net worth of Buyer reflected in its financial statements prepared as described in Section 2.2.4.1, as of the end of the month immediately preceding the Closing Date (the "Pre- Closing Month End"), shall be not less than $1,400,000, and there shall be no material adverse change in such net worth through the Closing Date.


                                                               December 19, 1997

        4.2.9 During the period from September 30, 1997 through and including the Closing Date, there shall not have been any material adverse change in the financial condition or the results of operations of Buyer and Buyer shall not have sustained any material loss or damage to its assets, whether or not insured, that materially affects its ability to conduct a material part of its business.

        4.2.10 No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the Closing Date.

        4.2.11 In the course of Seller's due diligence examination of Buyer, Seller shall not have discovered any facts or circumstances leading it to conclude (i) that the condition of Buyer, financial and otherwise, is materially different from or materially inconsistent with the condition of Buyer as represented in this Agreement, or (ii) that any of the representations or warranties by Buyer is or may be false, inaccurate or misleading, or that any of the Buyer's covenants will not be performed or that any of the conditions precedent will not be satisfied.

        4.2.12 The form and substance of all certificates, instruments, opinions and other documents delivered to Seller under this Agreement shall be satisfactory in all reasonable respects to Seller and its counsel.

4.3     Conditions Precedent to the Obligations of Buyer to Close

        The obligation of Buyer to close the transaction contemplated by this Agreement is subject to the satisfaction on or before the Closing of all of the conditions set forth below in this Section 4.3. Buyer may waive any or all of these conditions in whole or in part without any prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by such party of


                                                               December 19, 1997
any of its other rights and remedies, at law or in equity, if Seller or the Company shall be in default of any of their representations, warranties or covenants under this Agreement.

        4.3.1 The representations and warranties of the Seller and the Company as set forth in Section 2.1 of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (or on the date when made in the case of any representation and warranty which specifically relates to an earlier date), provided, however, that notwithstanding anything herein to the contrary, this Section 4.3.1 shall be deemed to have been satisfied even if such representations or warranties are not true and correct unless the failure of any of the representations or warranties to be so true and correct would have, individually or in the aggregate, a material adverse effect on the Buyer.

        4.3.2 The Seller and the Company shall have performed in all material respects all obligations, satisfied all conditions precedent and complied with all covenants required to be performed, satisfied or complied with by each of them pursuant to this Agreement on or prior to the Closing Date.

        4.3.3 The Seller and the Company shall have delivered to the Buyer a certificate, dated the date of the Closing and signed by the Seller's president and the Company's president to the effect that the conditions set forth in Sections 4.3.1 and 4.3.2 have been satisfied.

        4.3.4 The Seller shall have received the written opinion of Hood, Wetzler & Reed, dated the date of the Closing, in customary form and content that satisfactorily addresses the matters set forth in Exhibit 4.3.4 to this Agreement.

        4.3.5 The Seller and the Company shall have furnished the Buyer with such certificates of its officers and such other documents to evidence fulfillment of the conditions set forth in Sections 4.1 and 4.3 as such conditions relate to the Seller and the Company, as the Buyer may reasonably request.

        4.3.6 As of the Pre-Closing Month End, the Company shall have a net worth, reflected in its financial statements prepared as described in Section 2.1.4.1, of not less than $2,200,000. During the period from September 30, 1997 through and including the Closing Date, there shall not have been any material adverse change in the financial condition or the results of operations of Seller and the Company and Seller and the Company shall not have sustained any material loss or damage to its assets, whether or not insured, that materially affects its ability to conduct a material part of its business or to close this transaction.

        4.3.7 No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the Closing Date.

        4.3.8 In the course of Buyer's due diligence examination of Seller and the Company, Buyer shall not have discovered any facts or circumstances leading it to conclude (i) that the condition of Seller or the Company, financial and otherwise, is materially different from or materially inconsistent with the condition of Seller or the Company as represented in this Agreement, or (ii) that any of the representations or warranties by Seller or the Company is or may be false, inaccurate or misleading, or that any of the Seller's or the Company's covenants will not be performed or that any of the conditions precedent will not be satisfied by the company or the Seller.

        4.3.9 The form and substance of all certificates, instruments, opinions and other documents delivered to Buyer under this Agreement shall be satisfactory in all reasonable respects to Buyer and its counsel.

        4.3.10 The Buyer shall be satisfied, in the exercise of reasonable discretion, that the Company shall earn for its 1997 fiscal year, Net Income of not less than $800,000.00. In making such determination, the Buyer shall review and consider the


                                                               December 19, 1997

Company's unaudited financial statements for the period from January 1, 1997 through the end of the calendar month immediately preceding the Closing, prepared in accordance with generally accepted accounting principles consistently applied with past accounting practices throughout the periods involved, and Buyer may consult with representatives of the Company, including its independent certified public accounts, in order to satisfy itself as to the expected level of Net Income of the Company for its 1997 fiscal year.

        4.3.11 The material contracts, agreements or other arrangements in effect as of September 30, 1997, pursuant to which the Company purchases loans from correspondents and other originators of loans, finances such purchases, whether by warehouse line or otherwise, pending the resale of such loans, and resells such loans to purchasers in the secondary markets (collectively the "Material Operational Agreements"), shall all be in full force and effect at the Closing, and as of the Closing Date neither party to any of such Material Operational Agreements shall have given or, to the best knowledge of the Company, threatened to give to the other any notice of breach, default or other nonperformance, notice to cure, or notice of termination, and any approvals necessary under such Material Operational Agreements for the consummation of the transactions contemplated in this Agreement shall have been received to Buyer's satisfaction; except that Buyer may waive the Company's inability to satisfy this condition of Closing, provided (i) that the Company gives the Buyer written notice containing a full and accurate description of each instance of the actual or threatened breach, nonperformance, default or termination of a Material Operational Agreement, and (ii) that the Buyer shall have the absolute discretion whether to waive the Company's inability to satisfy this condition.

        4.3.12 Seller shall complete and deliver to Buyer an Investor Questionnaire (the "Questionnaire") which shall contain such representations, warranties and other information as may be customary and as may be reasonably required by Buyer so that it may issue the New Shares and the Additional New Shares to Seller pursuant to available exemptions from any applicable foreign, federal and state securities laws and regulations. Buyer and its counsel shall review and consider the information provided by Seller in the Questionnaire and shall independently verify the eligibility of Seller to be issued the New Shares and Additional New Shares pursuant to any exemption from registration or qualification being relied upon by Buyer for the issuance of New Shares and Additional New Shares.


                                                               December 19, 1997

                                    ARTICLE V

                                   THE CLOSING

5.1     Time and Place of Closing

        The consummation of the sale of the Shares to Buyer, including, among other things, the exchange and delivery of the Shares and the New Shares, and the delivery of such certificates, agreements and other documents as are necessary to consummate the sale of the Shares (the "Closing"), shall take place at the offices of the Company, 101 Main Street, Third Floor, Huntington Beach, California, at 10:00 a.m., local time, on January 28, 1998, or at such other time and place as the parties may agree in writing (the "Closing Date").

5.2     Obligations of the Parties At the Closing

        At the Closing, the parties to this Agreement shall deliver the documents and certificates and take such other actions as shall be set forth in Closing Memorandum in customary form and content, which shall be prepared and agreed upon by counsel based upon the requirements of this Agreement, executed by the parties and attached to this Agreement as Exhibit 5.2, within thirty days of the execution of this Agreement.


                                   ARTICLE VI

                       TERMINATION, WAIVER, AND AMENDMENT

6.1     Termination

        This Agreement may be terminated:

        6.1.1 At any time on or prior to the Closing Date by the mutual consent in writing of the parties to this Agreement;

        6.1.2 At any time on or prior to the Closing Date by the Buyer in writing if, in any material respect: (i) the Company or the Seller failed to perform any covenant or undertaking contained in this Agreement, (ii) if any of Seller's or the Company's representations contained in this Agreement are false or inaccurate, or (iii) if any warranty of the Seller or the Company contained in this Agreement is breached, unless in any case such nonperformance, misrepresentation or breach is cured by the earlier to occur of 30 days after the date on which written notice of such nonperformance, misrepresentation or breach is given to the Seller or the Company, as the case may be, or the Closing Date;

        6.1.3 At any time on or prior to the Closing Date by the Seller in writing if, in any material respect: (i) the Buyer failed to perform any covenant or undertaking contained in this Agreement, (ii) if any of Buyer's representations contained in this Agreement are false or inaccurate, or (iii) if any warranty of the Buyer contained in this Agreement is breached, unless in any case such nonperformance, misrepresentation or breach is cured by the earlier to occur of


                                                               December 19, 1997

30 days after the date on which written notice of such nonperformance, misrepresentation or breach is given to the Buyer or the Closing Date;

        6.1.4 At any time, by any party hereto in writing, if any of the applications to governmental entities requiring prior approval for the consummation of the transactions contemplated in this Agreement are denied, or the regulator considering such application requests or suggests that the application be withdrawn, or are approved in a manner which does not satisfy the requirements of Section 4.1.2 of this Agreement, and the time period for appeals and requests for reconsideration has run;

        6.1.5 Upon the shareholders of the Buyer not approving this Agreement after a vote taken thereon at a meeting duly called for such purpose (or at any adjournment thereof); or

        6.1.6 By either the Seller or the Buyer in writing if the Closing Date has not occurred by the close of business on February 28, 1998.

        6.1.7 By either Seller or the Buyer upon written notice to the other at any time at or prior to the Closing, where the party receiving notice of termination (the "Receiving Party") has not failed to perform a material covenant or undertaking, or where there has been no material breach of a warranty or a material misrepresentation by the Receiving Party ("Termination Without Cause"), subject to the terms of Section 6.2.2.

6.2     Effect of Termination

        In the event that this Agreement is terminated pursuant to Section 6.1, above, this Agreement shall become void and have no effect, except that:

        6.2.1 The provisions relating to confidentiality and expenses set forth in Section 3.4 and Section 7.4, respectively, and this Section 6.2 shall survive any such termination;

        6.2.2 In the event of a Termination Without Cause by either the Buyer or the Seller pursuant to Section 6.1.7, the party giving notice of termination shall pay to the Receiving Party the sum of $50,000.00 (the "Termination Fee"), which shall represent reimbursement to the Receiving Party for costs and expenses related to this transaction and such amount shall be paid regardless of the actual amount of costs and expenses incurred by the Receiving Party and the Termination Without Cause shall not be effective unless and until the Termination Fee is paid; and

        6.2.3 Neither the Buyer, on one hand, nor the Seller and the Company, on the other hand, shall have a claim for damages against the other except: (i) if the other party breaches Section 3.4.2 relating to confidentiality, (ii) as provided in Section 6.2.2, above, and (iii) where the termination of this Agreement pursuant to Sections 6.1.2 or 6.1.3, as the case may be, is due to the wilful failure to perform a material covenant or undertaking, or a wilful material misrepresentation or the wilful material breach of a warranty, in which case the party responsible for the wilful nonperformance, misrepresentation or breach shall pay to the other party as damages an amount equal to the sum of all reasonably foreseeable damages resulting from the misrepresentation or breach, plus any incidental and any consequential damages, whether or not foreseeable, arising from such wilful misrepresentation or breach, including, but not limited to, attorneys fees, costs and expenses.

6.3     Survival of Representations, Warranties and Covenants

        All representations, warranties and covenants in this Agreement (other than covenants that by their terms are to be performed after the Closing Date, including without limitation the covenant relating to the issuance of Additional Shares), or in any instrument, agreement or other document delivered in connection with this Agreement, shall expire on, and be terminated and extinguished at, the Closing Date, provided, however, that no such representations, warranties or covenants shall be deemed to be


                                                               December 19, 1997
terminated or extinguished so as to deprive the Buyer, the Company or the Seller (or any director, officer or controlling person thereof) any defense at law or in equity which otherwise would be available against the claims of any person.

6.4     Waiver

        The Buyer and the Seller may, by written instrument signed by an executive officer of such party, at any time (whether before or after approval of this Agreement by the shareholders of the Buyer) extend the time for the performance of any of the obligations or other acts of the other party to this Agreement and may waive (i) any inaccuracies of the other party in the representations or warranties contained in this Agreement or any document delivered pursuant hereto, (ii) compliance with any of the covenants, undertakings or agreements of the other party, (iii) to the extent permitted by law, satisfaction of any of the conditions precedent to its obligations contained herein or (iv) the performance by the other party of any of its obligations set forth herein.

6.5     Amendment or Supplement

        This Agreement may be amended or supplemented at any time by mutual agreement of the Buyer, the Company and the Seller. Any such amendment or supplement must be in writing and authorized by their respective Boards of Directors. Notwithstanding the foregoing, the terms and conditions for issuance of Additional New Shares shall not be amended after the Closing, and this covenant shall survive the Closing.


                                   ARTICLE VII

                                  MISCELLANEOUS

7.1     Definitions

        As used in this Agreement, the following words and phrases have the meanings set forth below:

        "Knowledge" or "best of knowledge" shall mean the knowledge of the party or that party's Board of Directors and senior executive officers, after such party or that party's Board of Directors or senior executive officers has conducted an investigation of the subject matter thereof, reasonable under the circumstances, and each such statement shall constitute a representation that such investigation has been conducted.


                                                               December 19, 1997

        "Material" means, with respect to financial matters referred to in this Agreement, $150,000 or more, unless otherwise specified.

        "Material adverse effect" upon a party or person shall mean any effect that (i) is material and adverse to the financial condition, results of operations or business of the person or party, taken as a whole, or (ii) materially impairs the ability of the party or person to consummate the transactions contemplated by this Agreement, provided, however, that material adverse effect shall not be deemed to include the impact of (a) changes in laws and regulations or interpretations thereof or changes in general economic conditions that are generally applicable to the industry in which the affected person or party operates, (b) changes in generally accepted accounting principles that are generally applicable to such industry, and (c) expenses incurred in connection with the transactions contemplated by this Agreement.

        "Net Income" shall mean the net income of the person or party, as determined in accordance with generally accepted accounting principles consistently applied, after taking into account any reduction due to any applicable income taxes.

        "Proxy Materials" shall mean the proxy statement, as amended or supplemented, and to be delivered to shareholders of the Buyer in connection with the solicitation of their approval of this Agreement, the Domestication and the Reverse Split and as necessary for any other transactions contemplated by this Agreement.

        "Rights" shall mean warrants, options, rights, convertible securities and other arrangements or commitments which obligate an entity to issue or dispose of any of its capital stock or other ownership interests.

7.2     Damages for Breach

        In the event that at any time from and after the Closing through and including the one (1) year anniversary of the Closing Date, there is discovered a material misrepresentation or a material breach of a warranty made by a party to this Agreement (the "Breaching Party"), which misrepresentation or breach of warranty causes or results in a loss to the Company or the Buyer exceeding $250,000.00 (a "Loss"), damages shall be paid through the adjustment of the number of New Shares issued at the Closing, as follows:

        7.2.1 The amount of the Loss (as defined and determined below) shall be divided by the combined net worths of the Company and the Buyer as of the end of the month immediately preceding the Closing Date. The result of such division shall be multiplied by the number of New Shares issued at the Closing. The result of such multiplication equals the number of New Shares that shall be: (i) surrendered by Seller and returned to Buyer in the event the Loss arises from a material misrepresentation or breach of warranty by Seller or the Company; or
(ii) supplementally issued and delivered to Seller by Buyer in the event the Loss arises from a material misrepresentation or breach of warranty by Buyer. Any New Shares surrendered by Seller pursuant to this Section 7.2.1 shall be canceled and returned to the status of authorized but unissued shares of Buyer. Any New Shares issued supplementally pursuant to this Section 7.2.1 shall be issued as described in Section 1.4. Any surrender or issuance of New Shares pursuant to this Section 7.2.1 shall be accomplished promptly after the determination of the number of New


                                                               December 19, 1997

Shares to be issued or surrendered, as the case may be, but in no event later than ten (10) business days thereafter.

        7.2.2 As used in this Section 7.2, a "Loss" shall include not only the amount directly related to or arising from the misrepresentation or breach of warranty but also the fees, costs and expenses, if any, relating to or arising out of such misrepresentation or breach of warranty. By way of example only, if the financial statements of a party are subsequently determined to have been overstated by $500,000.00 due to a failure to adequately reserve for a lawsuit identified as a contingent liability, the Loss shall include the total cost of such overstatement, which shall include the amount of the overstatement plus additional related costs and expenses in excess of the overstatement, if any, such as additional legal fees and costs to resolve the matter.

        7.2.3 The parties recognize that in some circumstances the amount of the Loss may be difficult to determine. In the event the parties fail to agree on the amount of the Loss pursuant to Section 7.2.2, the parties shall mutually agree upon an independent third party (the "Arbiter") who shall make a binding determination of the amount of the Loss. The Arbiter may be, but need not be, a participant in an arbitration program or alternative dispute resolution service, an attorney, accountant, business appraiser or investment banker. However, in any event, the Arbiter must have experience and expertise in the area of the dispute, which experience and expertise is mutually acceptable to the parties. In the event the parties fail to agree upon the Arbiter, each party shall appoint an independent arbitrator from a generally recognized arbitration service or alternative dispute resolution service and both of such arbitrators, acting independently from the appointing parties, shall select the Arbiter, who may be, but does not have to be, a member of the same arbitration or dispute resolution service. In determining the amount of the Loss, the Arbiter shall be guided by the terms of this Agreement and may retain or consult with other experts. The Arbiter shall notify the parties in writing of the amount of the Loss. The decision of the Arbiter shall be binding and final. At the time of the appointment of the Arbiter, the parties shall notify one another in writing of their respective contention as to the amount of the Loss (a "Loss Computation"). In no event shall each party's Loss Computation be communicated to the Arbiter. After the Arbiter renders a decision as to the amount of the Loss, the party whose Loss Computation is furthest from the Loss determined by the Arbiter shall bear all expenses of the Arbiter. Such expenses shall be borne by adding or subtracting, as the case may be, the amount of the Arbiter's expenses to the Loss determined by the Arbiter prior to the adjustment of the New Shares pursuant to this Section 7.2. An example of the operation of this Section 7.2.3 is attached as Exhibit 7.2.3.

7.3     Indemnification

        In the event a party to this Agreement (an "Indemnitee") suffers or incurs a loss, or if a claim is asserted that may result in the Indemnitee suffering or incurring a loss, to a third party, which claim or loss arises or results from, or relates to, a failure to perform a covenant, a misrepresentation or a breach of a warranty by another party to this Agreement (an "Indemnitee"), then the Indemnitor shall indemnify, hold harmless and defend the Indemnitee from and against any and all loss, damage and liability, including but not limited to, all attorneys fees, costs and expenses, damages, judgements and obligations of any kind arising or resulting from such nonperformance, misrepresentation or breach. The amount of any indemnification by an Indemnitor under this Section 7.3, shall be paid by the adjustment of the number of New Shares as provided in Section 7.2, above. For purposes of Section 7.2, the "Loss" for indemnification hereunder shall be the amount that the Indemnitor is obligated to indemnify the Indemnitee under this Section 7.3.

7.4     Expenses

        Except as provided below, each of the Seller and the Buyer shall each bear and pay their respective fees, costs and expenses of any kind whatsoever incurred by each of them respectively in connection with the transactions contemplated by this Agreement, including, but not limited to, fees, costs and expenses of financial consultants, accountants, counsel and other representatives and advisors, out-of-pocket expenses, filing fees, printing expenses, expenses of due diligence and all other costs and expenses of any kind related to this transaction. All of such fees, costs and expenses of the Buyer and the Seller unpaid or accrued as of the Closing shall be paid by the Buyer and the Seller, respectively, at and as a condition of the Closing. If this


                                                               December 19, 1997

Agreement is terminated and no Closing occurs, the Seller and the Buyer shall each bear their respective fees, costs and expenses incurred in connection with this Agreement and the related transactions, except as otherwise provided in
Section 6.2, above.

7.5     Entire Agreement

        This Agreement, together with the exhibits, schedules and other related documents referred to in this Agreement, contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements and understandings of the parties with respect to the proposed transactions, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and, if permitted, their assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties to this Agreement, and their respective successors, any rights, remedies, obligations or liabilities other than as set forth in Section 3.8 of this Agreement.

7.6     No Assignment

        Neither the Buyer nor the Seller may assign any of their respective rights or obligations under this Agreement without the prior written consent of the other.

7.7     Notices

        All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered personally, telecopied (with oral confirmation) or sent by overnight mail service or by registered or certified mail (return receipt requested), postage prepaid, addressed as follows:

If to the Buyer:

        Dennis R. Gutzman, M.D., Chairman
        Sunport Medical Corporation
        2424 Babcock Road, Suite 300
        San Antonio, Texas 78229

        Fax:   (210) 616-0912

        December 19, 1997

        With a required copy to:

        Sandor X. Mayuga, Esq.
        Tisdale & Nicholson
        2049 Century Park East, Suite 755
        Los Angeles, California 90067

        Fax: (310) 286-2351

If to the Seller:

        Pieter G. K. Oosthuizen
        Chairman, Board of Directors
        Clearview Holding Corporation
        c/o Clearview Capital Corporation
        101 Main Street, Third Floor


                                                               December 19, 1997

        Huntington Beach, CA 92648

        Fax: (714) 374-0760

        With a required copy to:

        Thomas Hood, Esq.
        Hood, Wetzler & Reed
        18141 Beach Blvd., Suite 300
        Huntington Beach, California 92648

        Fax: (714) 841-6216

If to the Company:

        Pieter G. K. Oosthuizen, President/
           Chief Executive Officer and
           Chairman of the Board of Directors
        Clearview Capital Corporation
        101 Main Street, Third Floor
        Huntington Beach, California 92648

        Fax: (714) 374-0760

        With a required copy to:

        Thomas Hood, Esq.
        Hood, Wetzler & Reed
        18141 Beach Blvd., Suite 300
        Huntington Beach, California 92648

        Fax: (714) 841-6216


7.8     Interpretation

        The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

7.9     Counterparts

        This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

7.10    Governing Law; Venue

        This Agreement shall be governed by and construed in accordance with the laws of California applicable to agreements made and entirely to be performed within California. The parties agree and consent that any action or proceeding arising out of or brought to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction in Orange County, California.



                                                               December 19, 1997

7.11    Attorneys Fees

        If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

        The parties execute this Agreement in counterparts at the locations set forth below, effective as of the date written on the first page of this Agreement.

CLEARVIEW CAPITAL CORPORATION



By:  /s/ Pieter G. K. Oosthuizen               Attest: /s/ Michael Grubb
Name: Pieter G. K. Oosthuizen                  Name: Michael Grubb
Title:  President/Chief Executive              Title: Chief Financial Officer
          Officer and Chairman of
          the Board of Directors

SUNPORT MEDICAL CORPORATION



By: /s/ Dennis R. Gutzman                      Attest: /s/ Tracey L. Bunce
Name: Dennis R. Gutzman, M.D.                  Name: Tracey L. Bunce
Title: Chairman of the Board and               Title: Chief Financial Officer
        President


                                                               December 19, 1997

CLEARVIEW HOLDING CORPORATION


By: /s/ Pieter G. K. Oosthuizen
Name: Pieter G. K. Oosthuizen
Title:  Chairman, Board of Directors


                                                               December 19, 1997

                                  Exhibit 7.2.3



                    Example of the Operation of Section 7.2.3

               Example 1

               Assume only for purposes of this example the following:

               * Buyer has made a material misrepresentation and that the parties cannot agree on the amount of the Loss.

               * Buyer gives written notice that its Loss Computation is $300,000 and Seller gives notice that its Loss Computation is $1,000,000.

               *      The Arbiter has determined the Loss to be $500,000.

               *      The amount of the Arbiter's fees and costs aggregate
                      $85,000.

               Because Buyer made the misrepresentation, Buyer must issue additional New Shares to Seller in accordance with the formula in Section 7.2.1. However, because Buyer's Loss Computation was closer to the Loss determined by the Arbiter, the Buyer gets the benefit of the closer Loss Computation and the amount of the Loss for determining the number of additional New Shares to be issued to Seller under Section 7.2.1 must be reduced by $85,000. Thus, in applying the formula under Section 7.2.1 for issuing supplementally New Shares to the Seller, the Loss shall equal $415,000, not $500,000.

               Example 2

               Make the same assumptions as in Example 1, except that the Loss determined by the Arbiter was $800,000.

               In this example, because the Seller's Loss Computation was closer to the Loss determined by the Arbiter, the Seller gets the benefit of the closer Loss Computation and the $85,000 in Arbiter's expenses would be added to the $800,000 Loss, and in applying the formula under Section 7.2.1 for issuing supplementally New Shares, the Loss would equal $885,000, not $800,000.



                                                               December 19, 1997

                                   APPENDIX F



                          AUDITED FINANCIAL STATEMENTS
                                  OF CLEARVIEW
                      FOR THE YEAR ENDED FEBRUARY 29, 1996
                AND THE TEN MONTH PERIOD ENDED DECEMBER 31, 1996
                           AND AUDITORS REPORT THEREON

                                                            Financial Statements


                                                   CLEARVIEW CAPITAL CORPORATION

                                                    INDEPENDENT AUDITOR'S REPORT

                                                               DECEMBER 31, 1996

                         [SABOCOR & MAGLAN LETTERHEAD]


                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors
Clearview Capital Corporation


We have audited the accompanying balance sheets of Clearview Capital Corporation as of December 31 and February 29, 1996, and the related statements of earnings, stockholders' equity, and cash flows for the ten months and the year then ended December 31 and February 29, 1996, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clearview Capital Corporation as of December 31 and February 29, 1996, and the results of its operations and its cash flows for the ten months and the year then ended, in conformity with generally accepted accounting principles.


                                             /s/ SABOCOR & MAGLAN
                                             --------------------

March 20, 1997

                         CLEARVIEW CAPITAL CORPORATION
                                 BALANCE SHEETS
                    DECEMBER 31, 1996 AND FEBRUARY 29, 1996


                                              December 31,       February 29,
                                                 1996               1996
                                              ------------       ------------


                                     ASSETS

Cash                                          $  841,697         $  863,263
Trade receivables                              1,770,155            109,261
Prepaid expenses                                      --             41,157
Investment securities,
  available-for-sale (Note 2)                         --            570,672
Furniture, fixtures and equipment,
  net (Notes 3)                                  816,832            565,640
Other assets (Note 4)                            829,508            912,543
                                              ----------         ----------
          TOTAL ASSETS                        $4,258,192         $3,062,536
                                              ==========         ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY


Liabilities:
Accounts payable and accrued liabilities      $  534,780         $  573,861
Income taxes payable (Note 5)                    290,236            (19,523)
Notes payable (Notes 7 and 8)                  1,250,000          2,171,212
                                              ----------         ----------
          Total Liabilities                    2,075,016          2,725,550
                                              ----------         ----------

Commitments and contingencies (Note 9)

Stockholders' equity:
  Common stock, $1 par value, Authorized
    10,000,000 shares; issued and
    outstanding 271,739 shares (Note 10)         271,739            250,000
  Additional paid-in capital (Note 10)           828,261                 --
  Securities valuation allowance                      --            (16,000)
  Retained earnings                            1,083,176            102,986
                                              ----------         ----------
          Total Stockholders' Equity           2,183,176            336,986
                                              ----------         ----------
       TOTAL LIABILITIES' AND
         STOCKHOLDERS' EQUITY                 $4,258,192         $3,062,536
                                              ==========         ==========



                See accompanying notes to financial statements.

                         CLEARVIEW CAPITAL CORPORATION
                             STATEMENT OF EARNINGS
                 FOR THE TEN MONTHS ENDED DECEMBER 31, 1996 AND
                        THE YEAR ENDED FEBRUARY 29, 1996



                                                       For the        For the
                                                      Ten Months       Year
                                                        Ended          Ended
                                                     December 31,   February 29,
                                                         1996          1996
                                                     ------------   ------------
REVENUES
  Gain on sale of mortgage loans, net of direct
    origination costs of $2,302,671, ($1,379,779
    in February, 1996)                                 $3,572,715     $3,213,231
  Interest income                                         665,884      1,049,333
  Consulting fees - from affiliate (Note 11)              967,505        755,775
  Other income                                             20,335             --
                                                       ----------     ----------
                                                        5,226,439      5,018,339
                                                       ----------     ----------
OPERATING EXPENSES
  Personal and related expenses                           466,283      1,937,377
  Advertising and insurance                               747,734        537,492
  Professional fees (Note 10)                             593,273      1,254,207
  Office operations                                       497,976        384,525
  Depreciation and amortization                           184,102         99,440
  Occupancy (Note 9)                                      150,298        140,024
  Interest                                                 62,517        123,876
  Others                                                  798,507        430,821
                                                       ----------     ----------
                                                        3,500,690      4,907,762
                                                       ----------     ----------
EARNINGS BEFORE TAX                                     1,725,749        110,577
INCOME TAXES (NOTE 6)                                     745,559         40,085
                                                       ----------     ----------
NET EARNINGS                                           $  980,190     $   70,492
                                                       ==========     ==========

                See accompanying notes to financial statements.

                         CLEARVIEW CAPITAL CORPORATION
                       STATEMENT OF STOCKHOLDERS' EQUITY
                   FOR THE TEN MONTHS ENDED DECEMBER 31, 1996
                      AND THE YEAR ENDED FEBRUARY 29, 1996




                                                              Securities
                                         Common    Paid-In    Valuation,   Retained
                                         Stock     Capital       Net       Earnings      Total
                                        --------   --------   ----------  ----------   ----------
Balance at February 28, 1995            $250,000   $     --    $     --   $   32,494   $  282,494
  (250,000 shares)
  Net earnings                                --         --          --       70,492       70,492
  Change in unrealized holding loss on
    securities available-for-sale             --         --     (16,000)          --      (16,000)
                                        --------   --------    --------   ----------   ----------
Balance at February 29, 1996             250,000         --     (16,000)     102,986      336,986
  Issuance of 21,739 shares of
    common stock (Note 10)                21,739         --          --           --       21,739
  Proceeds from additional paid-in-
    capital (Note 10)                         --    828,261          --           --      828,261
  Net earnings                                --         --          --      980,190      980,190
  Recovery of securities valuation
    on sale of investment (Note 2)            --         --      16,000           --       16,000
                                        --------   --------    --------   ----------   ----------
Balance at December 31, 1996            $271,739   $828,261    $     --   $1,083,176   $2,183,176
                                        ========   ========    ========   ==========   ==========

                See accompanying notes to financial statements.

                         CLEARVIEW CAPITAL CORPORATION
                            STATEMENT OF CASH FLOWS
                   FOR THE TEN MONTHS ENDED DECEMBER 31, 1996
                      AND THE YEAR ENDED FEBRUARY 29, 1996

                                                            December 31,       February 29,
                                                                1996              1996
                                                           -------------      -------------
Cash flows from operating activities:
 Net earnings                                              $     980,190      $      70,492
                                                           -------------      -------------
 Adjustments to reconcile net earnings to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                  184,102             99,440
  (Increase) decrease in assets
   Trade receivables                                          (1,660,894)           (98,737)
   Prepaid expenses                                               41,157            (41,157)
   Other assets                                                   83,035                 --
  Increase (decrease) in liabilities
   Accounts payable and accrued liabilities                      (39,081)           506,871
   Income taxes payable                                          261,268           (903,198)
   Deferred income taxes payable                                  48,491             10,282
  Sale of mortgage loans                                     223,390,214        219,636,680
  Purchase of mortgage loans                                (223,390,214)      (219,636,680)
                                                           -------------      -------------
     Total adjustments                                        (1,081,922)          (426,499)
                                                           -------------      -------------
Net cash used in operating activities                           (101,732)          (356,007)
                                                           -------------      -------------
Cash flows from investing activities:
    Sale of investment securities, available-for-sale            586,672           (586,672)
    Purchase of furniture, fixtures and equipment               (435,294)          (384,759)
                                                           -------------      -------------
Net cash provided by (used in) investing activities              151,378           (971,431)
                                                           -------------      -------------
Cash flows from financing activities:
    Proceeds from issuance of notes payable (Note 10)          2,550,000                 --
    Proceeds from issuance of common stock                        50,000                 --
    Payments on line of credit                                (2,171,212)         1,828,422
    Payments of notes payable                                   (500,000)                --
                                                           -------------      -------------
Net cash provided by (used in) financing activities              (71,212)         1,828,422
                                                           -------------      -------------

Net increase (decrease) in cash                                  (21,566)           500,984

Cash, beginning of period                                        863,263            362,279
                                                           -------------      -------------
Cash, end of period                                        $     841,697      $     863,263
                                                           =============      =============

See Note 12 for Supplemental Disclosure of Cash Flow Information.

                See accompanying notes to financial statements.

                         CLEARVIEW CAPITAL CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations

Clearview Capital Corporation (the Company), is engaged in purchasing and marketing home improvement loans partially insured by the Federal Housing Administration (FHA) pursuant to Title 1, Section 2 of the National Housing Act (Title I Loans) and loans for debt consolidation and home improvements (50/50 loans). The Company was incorporated on April 25, 1994, and commenced significant operations on November 1, 1994.

The Company acquires loans originated by FHA Title I approved lenders and loan correspondents based throughout the nation. The Company reviews all mortgage loans submitted by its approved lenders and loan correspondents for compliance with its own underwriting guidelines and those required by HUD prior to purchase. The Company typically pays purchase premiums based upon the interest rate, borrower creditworthiness, and other factors.

The Company sells all loans it has acquired primarily to one purchaser, a bank. The Company's management believes that the existence and termination of a single purchaser do not have any adverse effect on its operations. The Company believes that it can readily locate other buyers who will purchase loans under similar terms.

Change in Fiscal Year

The Company has changed its fiscal year end from February 29, effective in the year beginning March 1, 1996 to a calendar year.

Investment Securities

Under Statement of Financial Accounting Standards No. 115 (SFAS 115), investments are classified as either "held-to-maturity", "trading securities", or "available-for-sale".

Investments are classified as "held-to-maturity" if there is a positive intent and ability to hold to maturity, and are reported in the balance sheet at amortized cost, adjusted for accretion of discounts and amortization of premiums. Discount accretion and premium amortization are included in interest income using a method which approximates the level yield method. The adjusted cost of specific securities sold is used to compute gain or loss on sales. Debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as "trading securities", and are reported at fair value, with unrealized gains and losses included in operations. Debt and equity securities not classified as "held-to-maturity" or "trading securities" are classified as "available for sale", and reported in the balance sheet at fair value, with unrealized gains and losses excluded from operations and reported as a separate component of stockholders' equity. Realized gains and losses are included in operations in the period they are realized. Designation of securities is made at the time of acquisition by management.

At December 31, 1996, the Company has no investments in "held-to-maturity", "trading", and "available-for-sale" securities.

                         CLEARVIEW CAPITAL CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996

NOTE 3.  FURNITURE, FIXTURES AND EQUIPMENT

Furniture, fixtures and equipment are recorded at cost and consisted of the following:

                                      December 31,   February 29,
                                         1996            1996
                                      ------------   ------------
Automobile                             $  181,186     $222,429
Equipment                                 587,659      257,626
Office furnishings                        323,762      185,025
                                       ----------     --------
                                        1,092,607      665,080
Less accumulated depreciation
  and amortization                        275,775       99,440
                                       ----------     --------
                                       $  816,832     $565,640
                                       ==========     ========

NOTE 4.  OTHER ASSETS

At December 31, 1996, other assets consisted of the following:

                                      December 31,   February 29,
                                         1996            1996
                                      ------------   ------------

Note receivable - parent               $  231,539     $     --
Note receivable - others                  576,539       33,834
Advances to employee                        7,188        5,295
Deposits and other receivable              14,192      873,414
                                       ----------     --------
                                       $  829,508     $912,543
                                       ==========     ========

                         CLEARVIEW CAPITAL CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996



Accounting for the Impairment of Long-Lived Assets
and for Long-Lived Assets to be Disposed of
--------------------------------------------------
The Company adopted Statement of Financial Accounting Standards No. 121
(SFAS 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or circumstances indicate that the carrying amount of an asset may not be recoverable. However, SFAS 121 does not apply to financial instruments, mortgage and other servicing rights or deferred tax assets.

Furniture, Fixtures and Equipment
---------------------------------
Furniture, fixtures and equipment are stated at cost. For financial reporting purposes, depreciation is provided using the straight-line method over the remaining useful lives, generally five years. Depreciation is reported under the modified accelerated method for income tax purposes.

Accounting for Income Taxes
---------------------------
The Company accounts for income taxes according to Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes". Under the liability method specified by SFAS 109, a deferred tax asset or liability is determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by enacted tax rates, which will be in effect when these differences are expected to be recovered or settled.

Sales of Mortgage Loans
-----------------------
Gains and Losses resulting from sales of mortgage loans are recognized at settlement date, and are based on the difference between the selling price and the carrying value of the related loans sold. Nonrefundable fees and direct costs associated with the purchase of mortgage loans are deferred and recognized when the loans are sold.

Advertising
-----------
The Company accounts for its advertising costs as non-direct response advertising, as defined in Statement of Position 93-7. Accordingly, advertising costs are expensed as incurred.

NOTE 2.  INVESTMENT SECURITIES

Proceeds from sale of investment securities, available-for-sale, amounted to $488,467. Losses realized on sale of investment securities, available-for-sale, amounted to $28,183, calculated using specific identification.

                         CLEARVIEW CAPITAL CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996

NOTE 5.  INCOME TAXES PAYABLE

Income taxes payable at December 31, 1996 consisted of:

                                              December 31,       February 29,
                                                 1996               1996
                                              ------------       ------------
          Income tax - current                 $ 231,463           $(29,805)
          Income tax - deferred                   58,773             10,282
                                               ---------           --------
                                               $ 290,236           $(19,523)
                                               =========           ========

NOTE 6. INCOME TAXES

The Components of income tax expense were:

                                              December 31,       February 29,
                                                 1996               1996
                                              ------------       ------------
          Current:
            Federal                            $539,500            $ 23,089
            State                               157,568               6,714
                                               --------            --------
                                                697,068              29,803
                                               --------            --------
          Deferred tax expense (benefit):
            Federal                              45,927               8,074
            State                                 2,564               2,208
                                               --------            --------
                                                 48,491              10,282
                                               --------            --------
                                               $745,559            $ 40,085
                                               ========            ========

The income tax provision reconciled to the tax computed at statutory rate (34%) was:

                                              December 31,       February 29,
                                                 1996               1996
                                              ------------       ------------
     Tax at Federal statutory rate             $586,754             $37,596
     State income taxes, net of Federal
       benefit                                  107,144               6,787
     Non-deductible items                         6,746
     Temporary differences                       54,001
     Others                                      (9,087)             (4,298)
                                               --------             -------
                                               $745,559             $40,085
                                               ========             =======


Temporary differences consist principally of tax over book depreciation and prepaid state income taxes.

                         CLEARVIEW CAPITAL CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996


NOTE 7.  NOTES PAYABLE

Notes payable at December 31, 1996 consisted of the following:

                                              December 31,       February 29,
                                                 1996               1996
                                              ------------       ------------
     Demand Note, non-interest bearing
       (Note 8)                                                    $2,171,212

     Demand Notes on September 16, 1996
       and October 22, 1996 of $500,000
       each, bearing interest at 12% per
       annum                                   $1,000,000

     Demand Note on September 16, 1996,
       bearing interest at 12% per annum          250,000
                                               ----------          ----------
                                               $1,250,000          $2,171,212
                                               ==========          ==========

NOTE 8. LINE OF CREDIT

The Company has a line of credit from a bank for FHA Title I loans in the amount of $6,000,000 ($1,500,000 unsecured line and $4,500,000 warehouse line secured by loans available-for-sale). Interest is charged at the prime lending rate as announced by Chase Manhattan Bank, N.A. plus two percentage points. There were no amounts outstanding on the line of credit as of December 31, 1996.

Periodically, the Company receives advanced funds from a bank for the purpose of funding loans which the same bank is committed to purchase and are due on demand. The advanced funds are unsecured and do not bear interest. The Company had no outstanding advances from such bank as of December 31, 1996 ($2,171,212 at February 29, 1996).

NOTE 9.  COMMITMENTS AND CONTINGENCIES

The Company leases its corporate headquarters under a non-cancellable operating lease, amended for additional space on March 5, 1996, which expires July 31, 1999. Rental expense for the ten months ended December 31, 1996, amounted to $150,298. At December 31, 1996, future minimum rental commitments under the lease were as follows:



                                   Year Ending
                                   -----------

                    1997             $172,692
                    1998              172,692
                    1999              100,737
                                     --------
                                     $446,121
                                     ========

                         CLEARVIEW CAPITAL CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996


NOTE 10. SIGNIFICANT TRANSACTIONS


On August 31, 1996, the Company issued 271,739 shares of its common stock to a foreign holding company in exchange for $800,000 note payable. At issuance, the shares were recorded at par value and the excess were recorded as additional paid-in-capital.

On October 24, 1996, the same foreign holding company bought the remaining shares of the Company's issued shares at a premium.

The Company's legal and professional expenses amounted to $593,273 and $1,254,207 for various services incurred for the ten months ended December 31, 1996 and year ended February 29, 1996, respectively.

NOTE 11. RELATED PARTY TRANSACTIONS

The Company had a consulting agreement with a bank which purchased the Company's loans. These loans were subsequently sold to a trust. The trust contracted with a related entity (mortgage servicer) to perform mortgage servicing on these loans until October 31, 1996, and to pass through to the Company certain fees that the Company was owed by the bank for consulting services. After October 31, 1996, this consulting agreement was terminated when the mortgage servicer became affiliated with the Company by common ownership. For eight months ended October 31, 1996, the Company received consulting fees owed by the bank and passed through by the same entity amounting to $967,505.

NOTE 12. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Interest paid for the ten months ended December 31, 1996 amounted to $62,517 ($134,227 on February 29, 1996). Taxes paid amounted to $435,000 and $933,000 for the ten months ended December 31, 1996 and year ended February 29, 1996, respectively.

NOTE 13. EMPLOYEE BENEFIT PLANS

The Company has a 401(k) Plan (the Plan), which is available to its employees and those of a related company, who have at least one month of service. The Company's current matching contribution is equal to 50% of an employer's pretax contributions. Matching contributions are made at the discretion of the Company's Board of Directors for each year of the Plan and vest in accordance with the Plan's provisions. The Company contributed $38,510 to the Plan during the ten months ended December 31, 1996 and $19,469 for the year ended February 29, 1996.

NOTE 14. ERRORS AND OMISSIONS POLICY

At December 31, 1996, the Company carried errors and omissions coverage for $300,000, in which premiums were paid through June 1, 1997. The Company also carried a mortgage banker's blanket bond for $300,000, in which premiums were paid through June 1, 1997.

                         CLEARVIEW CAPITAL CORPORATION
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1996

NOTE 15. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of Statement of Financial Accounting Standards No. 107 (SFAS 107), Disclosures about "Fair Value of Financial Instruments". The estimated fair value amounts have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates at fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that can be realized in a current market exchange. The use of different market assumptions or estimation methodologies may have a material impact on the estimated fair value amounts.

The estimated fair values of the Company's financial instruments are as follows as of December 31, 1996:

                                        Carrying         Fair
                                          Value          Value
                                       ----------     ----------
          Financial instruments:
               Cash                    $  841,697     $  841,697
               Notes payable            1,250,000      1,250,000

     Cash: The fair value of cash approximates the carrying value reported in the balance sheet.

     Notes payable: The fair value of the notes approximates the carrying value because of the short-term nature of payables.

NOTE 16. ACCOUNT RECLASSIFICATIONS

Certain accounts for the year ended February 29, 1996 have been reclassified to conform to this period's presentation.

                                   APPENDIX G





                         Unaudited Financial Statements
                                  of Clearview
                        for the seven month period ended
                      September 30, 1996 and for the nine
                     month period ended September 30, 1997

CLEARVIEW CAPITAL CORPORATION
Balance Sheet
September 30, 1997

                                                       September 30
                                                           1997
                                                       ------------
ASSETS
Current Assets:
  Cash                                                  $ (528,525)
  Accounts Receivable                                    1,875,714
  Other assets                                             763,991
  Investment securities, available-for-sale             $3,187,357
                                                        ----------
Total Current Assets                                     5,298,537
Property and equipment - net                               612,349
                                                        ----------
Total Assets                                            $5,910,886
                                                        ==========


                                                       September 30
                                                           1997
                                                       ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued liabilities              $1,251,993
  Deferred Taxes                                            58,773
  Notes payable                                          1,521,604
                                                        ----------
Total Current Liabilities                                2,832,370

SHAREHOLDERS' EQUITY:
Common stock, $1 par value:
  Authorized 10,000,000 shares,
  Issued 271,739 in 1996                                   271,739
  Retained earnings                                      1,978,516
  Additional paid-in capital                               828,261
                                                        ----------
Total Shareholders' Equity                               3,078,516
                                                        ----------
Total Liabilities and Shareholders' Equity              $5,910,886
                                                        ==========

CLEARVIEW CAPITAL CORPORATION
Consolidated Statements of Operations

                                             Nine Month           Seven Month
                                            Period Ended         Period Ended
                                            September 30,        September 30,
                                                1997                 1996
                                            -------------        -------------

Net Revenues                                 $5,335,294            $5,784,583
                                             ----------            ----------
Expenses:
  Personnel and related expenses              1,407,281             2,158,638
  Advertising and insurance                     602,883               443,083
  Professional fees                             335,404               446,445
  Office operations                             430,152               448,388
  Depreciation and amortization                 161,300               127,546
  Interest                                      138,205                34,867
  Other                                         602,031               553,396
                                             ----------            ----------
Total Expense                                 3,677,256             4,212,363
                                             ----------            ----------
Income before income taxes                    1,658,038             1,572,220
Income Tax Expense                              762,697               723,221
                                             ----------            ----------
Net income                                   $  895,341            $  848,999
                                             ==========            ==========

CLEARVIEW CAPITAL CORPORATION
Consolidated Statements of Cash Flows

                                                      Nine Month         Seven Month
                                                     Period Ended        Period Ended
                                                     September 30        September 30
                                                         1997                1996
                                                    --------------      --------------
OPERATING ACTIVITIES
Net income                                           $     895,341       $     848,999
Adjustments to reconcile net income to
net cash provided by (used by) operating
activities:
   Depreciation and amortization                           161,300             127,546
   Change in assets and liabilities:
   Trade receivables                                        56,310             (93,979)
   Prepaid expenses                                        (28,617)                 --
   Other assets                                            (67,735)         (1,145,210)
   Accounts payable and accrued liabilities                (79,724)            (64,407)
   Income taxes payable                                    506,702           1,364,762
   Deferred income taxes payable                            58,773              41,157
Sale of mortgage loans                                 105,657,772         177,245,361
Purchase of mortgage loans                            (105,657,772)       (177,245,361)
                                                     -------------       -------------
Net cash used by operating activities                    1,502,350           1,078,868
                                                     -------------       -------------
INVESTING ACTIVITIES
Purchase of investment securities,
available-for-sale                                      (3,187,357)         (1,042,391)
Sale/Purchase of furniture, fixtures
and equipment                                               43,183            (453,403)
                                                     -------------       -------------
Net cash provided by (used by)
investing activities                                    (3,144,174)         (1,495,794)
                                                     -------------       -------------
FINANCING ACTIVITIES
Proceeds from notes payable                                271,604                  --
Proceeds from issuance of common stock                          --              21,739
Payments on line of credit                                      --                  --
Payments of notes payable                                       --          (1,521,212)
Additional paid-in-capital                                      --             828,261
                                                     -------------       -------------
Net cash (used  by) provided by
financing activities                                       271,604            (671,212)
                                                     -------------       -------------
Net (decrease) increase in cash                         (1,370,220)         (1,088,138)
Cash, beginning of year                                    841,697             863,261
                                                     -------------       -------------
Cash, end of period                                  $    (528,523)      $    (224,877)
                                                     =============       =============

                              INSTRUMENT OF PROXY
               FOR THE 1998 ANNUAL GENERAL MEETING OF THE MEMBERS
                         OF SUNPORT MEDICAL CORPORATION

                         TO BE HELD ON JANUARY 27, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE COMPANY

     I, _______________, the Undersigned, being a Member of Sunport Medical Corporation (the "Company"), hereby appoint Dennis R. Gutzman, M.D., President and Director of the Company, or, failing him, Lawrence Barr, Director of the Company, or failing him, S. David Anfield, solicitor for the Company, or instead of either of the foregoing, ________________, as my Proxy, to vote for me at the Annual General Meeting of the Company, to be held on the 27th day of January, 1998, and at any adjournment thereof, and to vote the shares in the common stock of the Company registered in the name of the Undersigned with respect to the matters set forth in Resolutions 1 through 6 as follows:

     1.   For the election of Directors as follows:
                                             FOR            WITHHELD
          DENNIS R. GUTZMAN, M.D.            ___               ___
          LAWRENCE BARR                      ___               ___
          WILLIAM H. McCONNACHIE             ___               ___

          (Marking "For" appoints the above-named individuals to vote your shares in favor of the named director nominee).

     To consider and, if deemed advisable, pass the following Resolutions:

     2. To ratify, confirm and approve Deloitte & Touche, LLP as the Company's Auditors for the fiscal year ending September 30, 1998, or such other fiscal year end in 1998 as may be selected by the Directors, and to authorize the Directors to fix the remuneration to be paid to the Auditors, as more particularly described under the heading "Appointment and Remuneration of Auditors", in the accompanying Proxy Statement.

                      FOR______ AGAINST______ WITHHELD

     3. "RESOLVED, as a Special Resolution, that the Board of Directors (the "Board") be, and hereby is, authorized to take all shape necessary to execute a reverse stock split (the "Consolidation") on a basis of one share for thirty with respect to the 500,000 shares of common stock of the Company held by the Company as well as the remaining 18,458,311 issued and outstanding voting common shares of the Company, and to issue payment to Members in lieu of any fractional shares stock otherwise outstanding following the Consolidation."

                      FOR______ AGAINST______ WITHHELD

     4. "RESOLVED, as a Special Resolution, that contingent upon the approval of Special Resolution No. 3 and the consummation of the Consolidation, that the Company's Memorandum be, and hereby is, amended to increase the authorized capital of the Company to 100 Million shares of common stock, no par value."

                     FOR ___    AGAINST ___    WITHHELD ___

        5. "RESOLVED, as a Special Resolution, that this Board be, and hereby is, authorized to change the jurisdiction of incorporation of the Company from British Columbia, Canada to Wyoming, United States of America, by means of a continuance of the Company's corporate existence into the State of Wyoming in accordance with its laws and to merge the Company into a wholly-owned subsidiary of the Company incorporated in the State of Nevada, United States of America, and is further authorized to do any and all of the following to give effect thereto:

          (a) to make application to the Registrar of Companies for the Province of British Columbia, for approval of the proposed continuance of the Company under the laws of the State of Wyoming in the United States of America in accordance with the provisions of the Company Act of British Columbia and to cause the President or any one Director to do, sign and execute all things, deeds and documents necessary or desirable for the due carrying out of the foregoing; and

          (b) to make application to the Secretary of State for the State of Wyoming in the Untied States of America for a Certificate of Registration and Articles of Continuance under the provisions of the Wyoming Business Corporation Act, and to cause the President or any one Director of the Company to affix the seal of the Company to the said application and to do, sign and execute all things, deeds and documents necessary or desirable for the due carrying out of the foregoing;

          (c) to cause the merger of the Company with its wholly-owned subsidiary, Argent Capital Corporation ("Argent"), a Nevada corporation, substantially in accordance with the terms and conditions of the Plan and Agreement of Merger between the Company and Argent attached as Exhibit B to the Proxy
               Statement of the Company, dated December 29, 1997, as said Plan and Agreement of Merger may be amended from time to time by the Board of Directors of the Company in their absolute discretion;

          (d) to cause the Company to adopt Articles of Incorporation and By-Laws substantially in the form attached as Exhibits C and D to said Proxy Statement in substitution of the existing Memorandum and Articles of the Company upon the effective date of such merger;

          (e) to cause the President or any one Director of the Company to execute, acknowledge, deliver, record, publish and file, as appropriate, the Plan and Agreement of Merger and any further documents required pursuant to British Columbia, Wyoming or Nevada Law, or otherwise appropriate for the consummation of the merger, for, on behalf of, and in the name of the Company."


                     FOR ___    AGAINST ___    WITHHELD ___

     6. "RESOLVED, as a Special Resolution, that subject to the requisite regulatory approval(s), the Board of Directors of the Company be and is hereby authorized to take all necessary or desirable corporate action to perform the Stock Purchase Agreement, dated as of December 19, 1997 (the "Agreement"), by and among the Company, Clearview Capital Corporation ("Clearview") and Clearview Holding Corporation, S.A. ("Holding") including, without limitation, the following, all as set forth in the Agreement as it may hereafter be amended:

          (a) to cause the issuance to Holding of 1,845,831 shares (or such other number of shares as may be determined in accordance with the Agreement) of voting common stock of the Company pursuant to available exemptions from registration of the offering with the state and federal regulatory authorities of the United States and, if requested by Holding, to file a registration statement with the United States Securities and Exchange Commission with respect to such shares;

          (b) to appoint to the Board of Directors of the Company (the "Board") Christopher A. Millar, and Pieter G.K. Oosthuiezen, following the agreed resignation from the Board of current directors Lawrence
               D. Barr and William H. McConnachie pursuant to the Agreement, said new appointees to serve the remainder of the resigning Directors' current terms until the next General Meeting of the Company, scheduled for March, 1999, and said resignations and appointments to take effect at the Closing (as defined in the Agreement); and

          (c) to authorize the issuance of additional new shares of voting common stock of the Company to Holding, if and provided that after-tax audited net income of Clearview for each of its fiscal years ending December 31, 1998 and 1999, respectively, as defined in the Agreement, shall equal or exceed $800,000, said new shares, if any, to be issued in a ratio of 1,000 new shares for each $1,000 increment of such audited net income, as set forth in the Agreement, to a maximum of 3,000,000 such additional new shares in said two-year period."

          FOR______ AGAINST______ WITHHELD______

     7. To transact such other business as may properly be transacted at such meeting or any adjournment thereof.

          FOR______ AGAINST______ WITHHELD______

        TAKE NOTICE THAT PURSUANT TO THE BCCA, YOU MAY, UNTIL JANUARY 25, 1998 [TWO DAYS PRIOR TO MEETING] GIVE THE COMPANY A NOTICE OF DISSENT AS TO PROPOSAL 5 IDENTIFIED IN THE ACCOMPANYING PROXY STATEMENT BY SENDING SUCH DISSENT VIA REGISTERED MAIL ADDRESSED TO THE REGISTERED OFFICE OF THE COMPANY AT SUITE 1600, 609 GRANVILLE STREET, VANCOUVER, BRITISH COLUMBIA. AS A RESULT OF GIVING A NOTICE OF DISSENT YOU MAY, ON RECEIVING FROM THE COMPANY A NOTICE OF INTENTION TO ACT UNDER THE APPLICABLE PROVISIONS OF THE BCCA, REQUIRE THE COMPANY TO PURCHASE ALL YOUR SHARES IN RESPECT OF WHICH THE NOTICE OF DISSENT WAS GIVEN. PLEASE REFER TO THE DISCUSSION WITHIN THE ATTACHED PROXY STATEMENT OF SUCH DISSENTERS' RIGHTS. MANAGEMENT BELIEVES THERE ARE NO DISSENTERS' RIGHTS WITH RESPECT TO ANY OTHER PROPOSAL HEREIN, BUT MEMBERS ARE ADVISED TO CONSULT THEIR OWN ADVISORS IN THIS REGARD.

     The undersigned hereby revokes any proxy previously given.

     WITNESS my hand this____ day of ____________, 1998.

-----------------------------------    ----------------------------------------
NAME (PLEASE PRINT)                    SIGNATURE OF MEMBER


Address: --------------------------------

               -----------------------------

               -----------------------------

                          SUNPORT MEDICAL CORPORATION

                        NOTES AS TO INSTRUMENT OF PROXY
                         FOR THE ANNUAL GENERAL MEETING
                         SCHEDULED FOR JANUARY 27, 1998


A. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON ITEMS 1 TO 6 AS THE MEMBER MAY HAVE SPECIFIED BY MARKING AN "X" IN THE SPACES PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

B. IF THE MEMBER WISHES TO APPOINT AS HIS, HER OR ITS PROXY A PERSON OTHER THAN ANY OF THE PERSONS NAMED IN THE INSTRUMENT OF PROXY, HE SHOULD STRIKE OUT THE PRE-PRINTED NAMES AND INSERT IN THE BLANK SPACE PROVIDED, THE NAME OF THE PERSON HE WISHED TO ACT AS HIS PROXY. SUCH OTHER PERSON NEED NOT BE A MEMBER OF THE COMPANY.

C. The Instrument of Proxy will not be valid unless it is dated and signed by the Member or by his attorney duly authorized by him in writing, or, if the Member is a corporation, it must either be under its common seal or signed by a duly authorized officer or officers.

D. The Instrument of Proxy to be effective must be deposited with the Registered Office of the Company at Suite 1600-609 Granville Street, Vancouver, British Columbia, or with its Registrar and Transfer Agent, Pacific Corporate Trust Company, 830-625 Howe Street, Vancouver, British Columbia V6B 3B8 at least 49 hours before this time of the Meeting or adjournment thereof, or at any adjournment thereof at which the Proxy is to be used, or given to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof. In the case of revocation, the Proxy must be deposited at any time up to and including the last business day preceding the Meeting or adjournment thereof at which the Proxy is to be used, or given to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof.

E.   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

   (Name and Address as registered - please notify the Company of any change in your address)